UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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3M Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      2026 Notice of Annual Meeting &
      Proxy Statement

Tuesday, May 12, 2026
8:30 a.m., Central Daylight Time
www.virtualshareholdermeeting.com/MMM2026

2026 Proxy Statement	3

March 25, 2026
Dear Shareholders,
On behalf of the Board of Directors, we are pleased to invite you to attend 3M’s Annual Meeting of Shareholders on Tuesday, May 12, 2026, at 8:30 a.m. CDT. The 2026 meeting will be held exclusively online at www.virtualshareholdermeeting.com/MMM2026 enabling all shareholders to participate from any location.
In 2025, we delivered strong results and are tracking ahead of the three-year commitments made at our Investor Day in February. We strengthened top-line performance and improved operational execution. We generated robust free cash flow and maintained disciplined capital deployment, returning $4.8 billion to shareholders through dividends and share repurchases.
We also continued to invest in long-term value creation. Our R&D investments led to 284 new product introductions (up 68% from 2024) and a double-digit increase in new product sales –
indicating that innovation has made a strong resurgence at 3M. These achievements reinforce that the 3M Excellence model is delivering results.
Looking ahead, we remain focused on driving organic growth, enhancing operational performance, and deploying capital effectively. We will sharpen execution, advance commercial excellence, and continue investing in innovation that meets customer needs. We will also maintain a disciplined approach to portfolio management, concentrating on markets where 3M is well positioned to win. We see substantial opportunities ahead and are committed to building on our progress to position 3M for sustained success.
We would like to thank and recognize Greg Page, who retired from the Board in August 2025 after more than eight years of service; and David Dillon, who has served on the Board for more than ten years and will not stand for reelection after reaching the Board’s mandatory retirement age. We are grateful for their leadership and many contributions to 3M.
We also welcome Neil Mitchill, who joined the Board in February 2026 and will be standing for election at the Annual Meeting.
We hope you will join the Annual Meeting, which provides an important opportunity to vote on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.
Shareholders may submit questions in advance by using their 16-digit control number to access
www.proxyvote.com.
For details on how to attend the meeting, please refer to “Participating in the annual meeting”
on page 102 of the accompanying Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote your proxy online, by telephone, or, if this Proxy Statement was mailed to you, by completing and mailing the enclosed proxy card. Please review the instructions on the proxy card or the electronic proxy material delivery notice regarding each of these voting options.
Thank you for being a 3M shareholder and for your continued support.

Sincerely, William M. Brown Chairman and Chief Executive Officer
James R. Fitterling Lead Independent Director

2026 Proxy Statement	4

Time and Date 8:30 a.m., Central Daylight Time Tuesday, May 12, 2026

Where Virtual only at www.virtualshareholder meeting.com/MMM2026

How to vote
Whether or not you plan to attend the virtual
Annual Meeting, please vote your proxy by
using the Internet or telephone as further
explained in this Proxy Statement or by
filling in, signing, dating, and mailing a
proxy card.

By Telephone In the U.S. or Canada, you may vote your shares toll-free by calling 1-800-690-6903.

By Internet You may vote your shares online at www.proxyvote.com.

By Mail You may vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage- paid envelope.

By Online Voting You may vote online at the virtual Annual Meeting.

Important Notice regarding the availability of
proxy materials for the Annual Meeting of
Shareholders to be held on May 12, 2026.
The Notice of Annual Meeting, Proxy Statement,
and 2025 Annual Report are available at
www.proxyvote.com. Enter the 16-digit control
number located in the box next to the arrow on the
Notice of Internet Availability of Proxy Materials or
proxy card to view these materials.
THIS PROXY STATEMENT AND PROXY CARD,
AND THE NOTICE OF INTERNET AVAILABILITY OF
PROXY MATERIALS, ARE BEING DISTRIBUTED TO
SHAREHOLDERS ON OR ABOUT MARCH 25, 2026.

Items of business		Board Recommendation	Page #

1.	Elect the 10 director nominees identified in the Proxy Statement, each for a term of one year.	FOR	12

2.	Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2026.	FOR	43

3.	Approve, on an advisory basis, the compensation of our Named Executive Officers.	FOR	48

	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

Record date
You are entitled to vote if you held shares of 3M Company at the close of business on
Tuesday, March 17, 2026.
Adjournments and postponements
Any action on the items of business described above may be considered at the Annual
Meeting at the time and on the date specified above or at any time and date to which the
Annual Meeting may be properly adjourned or postponed.
Annual report
Our 2025 Annual Report, which is not part of the proxy soliciting materials, is enclosed if the proxy materials were mailed to you. If you have received the Notice of Internet Availability of
Proxy Materials, or previously consented to the electronic delivery of proxy materials, the
Annual Report is accessible on the Internet by visiting www.proxyvote.com.
By order of the Board of Directors,
Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer and Secretary
3M Company
3M Center, St. Paul, Minnesota 55144
Attending the virtual Annual Meeting
To leverage technology and to enable shareholder participation from any location, the 2026 Annual Meeting will be held exclusively online.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/MMM2026, you need to enter the 16-digit control number on your proxy card, voting instruction form, or Notice of Internet Availability you previously received. Additional instructions are on page 102.
We have worked to offer the same participation opportunities as were provided at the in-
person portions of our past meetings. At the virtual Annual Meeting, you or your proxy holder may participate, vote, and examine a list of shareholders of record entitled to vote at the meeting, by accessing www.virtualshareholdermeeting.com/MMM2026. If you wish to submit questions in advance of the virtual meeting, you may do so by using your 16-
digit control number to access www.proxyvote.com. During the virtual meeting, you may type in your questions on the meeting website as well. Additional instructions are on page 103.

12

5	3M Company

2026 Proxy Statement	6

Table of contents

Special Note About Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
statements involve risks and uncertainties that could cause results to differ materially from those projected. Please refer to the section entitled “Risk Factors” in our Forms 10-K and 10-Q. The information contained herein is as of the date of this
Proxy Statement. We assume no obligation to update any forward-looking statements contained herein as a result of new information or future events or developments, except as required by law.
No Incorporation By Reference
This Proxy Statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

7	3M Company

Elect the 10 director nominees identified in this
Proxy Statement  (page 12)
•Elect the 10 director nominees identified in this Proxy Statement, each for a term of one year.
•Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all shareholders.
•As proven leaders, our nominees are well positioned to guide 3M’s strategic directions.

“FOR” each nominee to the Board
Corporate governance dashboard
Director nominees

David P. Bozeman, 57 Independent President and Chief Executive Officer and Director, C.H. Robinson Worldwide, Inc. Tenure 2025 Committees C&T STS	Thomas “Tony” K. Brown, 70 Independent Former Group Vice President, Global Purchasing, Ford Motor Company Tenure 2013 Committees A N&G		William M. Brown, 63 Chairman and Chief Executive Officer, 3M Company Tenure 2024

Audrey Choi, 58 Independent Former Chief Sustainability Officer and Management Committee Member, Morgan Stanley Tenure 2023 Committees N&G STS	Anne H. Chow, 59 Independent Former Chief Executive Officer, AT&T Business Tenure 2023 Committees C&T STS		James R. Fitterling, 64 Lead Independent Director Chair of the Board and Chief Executive Officer, Dow Inc. Tenure 2021 Committee C&T

Suzan Kereere, 60 Independent President, Global Markets, PayPal Holdings, Inc. Tenure 2022 Committees A C&T	Neil G. Mitchill, Jr., 50 Independent Executive Vice President and Chief Financial Officer RTX Corporation Tenure 2026 Committees A N&G
Key
		A	Audit

		C&T	Compensation and Talent

		STS	Science, Technology & Sustainability

Pedro J. Pizarro, 60 Independent President and Chief Executive Officer and Director, Edison International Tenure 2023 Committees N&G STS	Thomas W. Sweet, 66 Independent Former Chief Financial Officer, Dell Technologies Inc. Tenure 2023 Committees A N&G

		N&G	Nominating and Governance

Chair

2026 Proxy Statement	8

Proxy highlights

Board skills and experience

Director nominee age	Director nominee tenure	Other public company boards	Strong director nominee independence
60.7	3.7	0.9	90%
Average years	Average tenure	Average board positions

Skills and experience across multiple key disciplines •All nominees experienced in leadership, finance, global, and risk management •At least 9 nominees experienced in supply chain and technology	Lead independent director •Lead Independent Director with robust authority •Combined Chairman and CEO positions	Meeting attendance 99% •Overall attendance at Board and committee meetings •5 Board meetings in 2025	Active Board refreshment •9 of 10 nominees, including 8 independent nominees, have joined the Board since 2021 •New Lead Independent Director in 2024 •All committee chairs new in role since 2023

Skills and experience
Leadership	Technology		Risk Management

Manufacturing	Finance		Marketing

Supply Chain	Global

<60 Years
0-4 Years
0  Board
Independent
60-65 Years
5-9 Years
1 Board
Not Independent
66-70 Years
10-14 Years
2 Boards
71-74 Years
15+ Years
3 Boards

1	1	1	1	1	1	1	1	1	1	10/10

1	1	1	1	1	1	1	1	1	9/10

1	1	1	1	1	1	1	1	1	1	10/10

1	1	1	1	1	5/10

1	1	1	1	1	1	1	1	1	1	10/10

1	1	1	1	1	5/10

1	1	1	1	1	1	1	1	1	9/10

1	1	1	1	1	1	1	1	1	1	10/10

9	3M Company

Proxy highlights

Corporate governance highlights

Our Board’s Best Practices

   Annual director elections
   Variety of technical expertise,
industry knowledge,
backgrounds, and experiences
   Lead Independent Director with
robust authority
   Regular board refreshment with
balanced mix of tenure
   Regular shareholder engagement

   Extensive oversight of enterprise
risk management
   Annual board, committee,
and individual director
self-evaluation
   Annual “say-on-pay”
shareholder vote
   Committed to sustainability and
strong governance

   Strong alignment between
company performance and
executive compensation
   Comprehensive clawback policy
   Annual compensation
risk assessment
   Robust stock ownership
guidelines for executive officers
and directors

Board refreshment
We regularly add directors to infuse new ideas and fresh perspectives into the boardroom. Nine of our ten director nominees standing for this year’s election, including eight independent director nominees, have joined our Board since
2021. In recruiting directors, we focus on how the background, experience, and skill set of each individual complements that of the other directors to create a balanced board with differing viewpoints and backgrounds, deep expertise, and strong leadership experience.
Shareholder outreach and engagement
Shareholder engagement is fundamental to our commitment to good governance and essential to maintaining our strong corporate governance practices. Our Board is committed to ongoing dialogue with our shareholders, which enables us to incorporate invaluable shareholder perspectives into the Board’s discussions related to strategic priorities, corporate governance, executive compensation, and sustainability initiatives. We seek a collaborative and mutually beneficial approach to issues of importance to investors that affect our business. During 2025, our engagement team met with the following cross-section of shareholders:

CONTACTED 22 Institutional shareholders, representing ~60% of all outstanding shares held by institutional shareholders	ENGAGED 13 Meetings with institutional shareholders, representing ~39% of all outstanding shares held by institutional shareholders
3M ENGAGEMENT TEAM
•Chair of the Compensation and Talent Committee
•Lead Independent Director
•Representatives of the legal affairs, human resources, and
investor relations teams
One or more independent directors attended 10 of the
meetings, all of which were with top 25 shareholders.

Investors provided valuable comments and perspective on the Company’s CEO transition, Board changes, increased transparency and robustness of executive compensation, other proxy disclosures, business priorities and results, and risk management and mitigation. Shareholder feedback is shared with the appropriate Board committees or the full Board to ensure our governance policies reflect priorities that are important to our shareholders.
3M’s sustainability highlights
We report on sustainability matters, including publication of our annual Global Impact Report, at www.3M.com/sustainability.
We align our reporting with the Global Reporting Initiative (GRI), the Task Force for Climate-Related Financial Disclosures
(TCFD), and the evolving global efforts of reporting frameworks and requirements. Information on Board oversight of sustainability can be found starting on page 31.

2026 Proxy Statement	10

Proxy highlights

Ratification of the appointment of independent
registered public accounting firm for 2026  (page 43)
•Ratify the appointment of PricewaterhouseCoopers LLP (PwC) as 3M’s independent registered public accounting firm for 2026.
•Based on its assessment of the qualifications and performance of PwC, the Audit Committee believes that it is in the best interests of the Company and its shareholders to retain PwC.

“FOR”
Executive compensation

Advisory approval of executive compensation  (page 48)
•Approve, on an advisory basis, the compensation of our Named Executive Officers (NEOs).
•Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company and its business units, as well as their individual performance.

“FOR”
Executive compensation program
We maintain compensation principles that support our pay-for-performance philosophy and ensure that our compensation practices are competitive to attract the best talent, motivate executives to perform at their highest levels, and reward individual contributions that improve the Company’s ability to deliver shareholder value.
90%
Incentive-Based
At-Risk Pay
82%
Incentive-Based
At-Risk Pay
Predominantly at-risk 2025 target total direct compensation

CEO	Other NEOs (average)*

Base
Salary
Base
Salary
RSUs
Stock
Options
AIP
Stock
Options
AIP
PSAs
PSAs
Abbreviations:  AIP = annual incentive pay; PSAs = performance share awards; RSUs = restricted stock units.
*Percentages shown reflect the apportionment for the CEO (or, in the case of the percentages shown for the Other NEOs, the average apportionment) of the components of target Total Direct Compensation that are expected to be recurring. Such amounts do not reflect special items such as hiring bonuses, one-time make-whole and inducement awards granted in connection with the commencement of employment, or special grants. See “2025 compensation decisions — What we pay and why” on page 54 for additional details.

11	3M Company

Proxy highlights

2025 incentive plan payouts aligned with performance

Annual incentive plan payout		Performance share award payout (2023 PSAs)

26.4%	118.9%	21.3%	118.4%

1-year TSR	2025 AIP payout*	3-year TSR	2023 PSA payout

Total shareholder return (TSR) = Share price appreciation + dividend yield (annualized)
Note: 1-year TSR is for the one year ending 12/31/25; 3-year TSR is for the three years ending 12/31/25
Source: Bloomberg
*Amount shown represents the payout (before any adjustment for individual performance) for the Named Executive Officers whose
2025 annual incentive compensation was calculated based on the Company’s overall performance. See “Annual incentive” beginning on page 60 for more information concerning the payouts for the Named Executive Officers who were instead paid, in part, based on the performance of a business group.
2025 incentive plan highlights
In alignment with shareholder preferences, the Compensation and Talent Committee adopted several changes in the 2025 performance share award design.
•Adopted a three-year cumulative performance period, which replaced the prior approach of using one-year performance cycles within a three-year performance period.
•Introduced a three-year relative TSR payout modifier to strengthen accountability for relative performance and foster a closer alignment with shareholder experience.

2026 Proxy Statement	12
Elect the 10 director nominees
identified in this Proxy Statement
•Elect the 10 director nominees identified in this Proxy Statement, each for a term of one year.
•Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all shareholders.
•As proven leaders, our nominees are well positioned to guide 3M’s strategic directions.

Voting Recommendation

“FOR” each nominee to the Board

David P. Bozeman, 57 Independent President and Chief Executive Officer and Director, C.H. Robinson Worldwide, Inc. C&T STS	Thomas “Tony” K. Brown, 70 Independent Former Group Vice President, Global Purchasing, Ford Motor Company A N&G		William M. Brown, 63 Chairman and Chief Executive Officer, 3M Company

Audrey Choi, 58 Independent Former Chief Sustainability Officer and Management Committee Member, Morgan Stanley N&G STS	Anne H. Chow, 59 Independent Former Chief Executive Officer, AT&T Business C&T STS		James R. Fitterling, 64 Lead Independent Director Chair of the Board and Chief Executive Officer, Dow Inc. C&T

Suzan Kereere, 60 Independent President, Global Markets, PayPal Holding, Inc. A C&T	Neil G. Mitchill, Jr., 50 Independent Executive Vice President and Chief Financial Officer RTX Corporation A N&G
Key
		A	Audit

		C&T	Compensation and Talent

		STS	Science, Technology & Sustainability

Pedro J. Pizarro, 60 Independent President and Chief Executive Officer and Director, Edison International N&G STS	Thomas W. Sweet, 66 Independent Former Chief Financial Officer, Dell Technologies Inc. A N&G

		N&G	Nominating and Governance

Chair

13	3M Company

Proposal One

At the 2026 Annual Meeting, 10 directors are to be elected to hold office until the 2027 Annual Meeting of Shareholders and until their successors have been elected and qualified. The Board elected Mr. Neil G. Mitchill, Jr. to the Board effective
February 6, 2026, and he is the only current member of the Board who is standing for election by shareholders for the first time. A director search firm assisted with identifying Mr. Mitchill and the Nominating and Governance Committee
recommended his election.
No additional director nominations are being announced at this time. The Company will continue to refresh its Board of
Directors regularly with the skills and experiences deemed most critical for setting strategic objectives and positioning 3M to drive long-term shareholder value.
We expect each of our director nominees to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her death, resignation, or retirement.
Mr. Gregory R. Page retired from the Company Board on August 11, 2025 after serving since 2016. Mr. David B. Dillon, who has served on the Board since 2015, will retire on May 12, 2026, when his term expires, pursuant to 3M’s mandatory director retirement age policy. We thank both of them for their long service and many contributions to the Board and to the
Company.
The Nominating and Governance Committee reviewed the Board Membership Criteria (described on page 19) and the specific experiences, qualifications, attributes, and skills of each nominee, including membership(s) on the boards of directors of other public companies. The following pages contain biographical and other information about the nominees.
Following each nominee’s biographical information, we have provided information concerning the experiences, qualifications, attributes, and skills that are deemed most critical to 3M’s long-term success and that led the Nominating and Governance Committee and the Board to determine that each nominee should serve as a director. In addition, many of our directors serve or have served on boards and board committees (including as committee chairs) of other public companies, which the Board believes provides them with additional board leadership and governance experience, exposure to best practices, and substantial knowledge and skills that further enhance the functioning of our Board.

2026 Proxy Statement	14

Proposal One

Nominees for director

Reasons for Nomination
Dave Bozeman brings over 30 years of leadership experience across supply chain management and logistics, manufacturing, digital operations, and customer service, along with public company board experience. He has a proven track record of delivering shareholder value at industry-leading corporations by transforming complex operating models and optimizing supply chain strategies through economic cycles.
Experience & Qualifications
•As President and CEO of C.H. Robinson Worldwide (NASDAQ: CHRW) (since
2023), one of the largest global logistics companies in the world, Mr. Bozeman oversees $30B in freight under management and 20 million shipments annually.
Under his leadership, the company has accelerated its technology-focused solutions and strengthened customer-centric innovation to deliver sustainable shareholder growth.
•Mr. Bozeman has deep insights into manufacturing and supply chain processes, with a track record of reinventing large-scale operations. At Amazon (NASDAQ:
AMZN) (2017-2022), he led global supply chain optimization for global customer delivery, following senior roles at Caterpillar (NYSE: CAT) (2008-2017) and
Harley-Davidson (NYSE: HOG) (1992-2008) focused on driving manufacturing process efficiencies and performance improvements across supply chain operations. He has also overseen business growth and strengthened customer experience initiatives as Vice President of Ford’s Customer Service Division
(NYSE: F) (2022-2023), leading initiatives for some of the company’s most iconic vehicle brands.
•Mr. Bozeman has a B.S. in manufacturing design from Bradley University and an
M.S. in engineering management from the Milwaukee School of Engineering.

David P. Bozeman
Independent
President and Chief Executive Officer and
Director, C.H. Robinson Worldwide, Inc.
Director since: 2025
Age: 57
3M Board committee(s)
•Compensation and Talent
•Science, Technology & Sustainability
Other public company boards
•C.H. Robinson Worldwide, Inc.
Skills

Reasons for Nomination
Tony Brown offers deep expertise in global supply chain strategy, procurement, and supplier relationship management, developed through senior leadership roles at global industrial companies. He has led several transformational business initiatives and navigated challenging market environments to optimize cost structures, which in addition to his experience serving on public company boards, contributes to the
Board oversight of 3M’s global manufacturing and supply chain priorities and risks, supporting efficient capital deployment, resiliency, and long-term shareholder value growth.
Experience & Qualifications
•As Group Vice President of Global Purchasing at Ford Motor Company (NYSE: F)
(1999-2013), Mr. Brown was responsible for approximately $90B of production and non-production procurement for the company’s operations worldwide.
•He provided critical leadership to Ford’s turnaround through the auto crisis and transformed the company’s relationships with its suppliers, reducing the company’s supply base by two-thirds.
•Mr. Brown has extensive expertise in financial oversight, risk management and strategic capital deployment within supply chains from his prior leadership roles at
United Technologies (formerly NYSE: UTX) (1997-1999) and Digital Equipment
Corporation (formerly NYSE: DEC) (1976-1991).
•Mr. Brown has a BBA in business administration from American International
College.

Thomas “Tony” K.
Brown
Independent
Former Group Vice President, Global
Purchasing, Ford Motor Company
Director since: 2013
Age: 70
3M Board committee(s)
•Audit
•Nominating and Governance (Chair)
Other public company boards
•Conagra Brands, Inc.
Skills

15	3M Company

Proposal One

Reasons for Nomination
Bill Brown has a proven track record of leading large-scale global technology and industrial companies through significant growth, innovation, and operational excellence strategies. His expertise in advanced manufacturing and R&D enables him to guide 3M’s global strategy, resource prioritization, and commercial execution.
His experience and expertise position him to serve as a critical link between the
Board and management; as Chairman, he provides valuable insights on the competitive market environment, growth opportunities and operations.
Experience & Qualifications
•As Chairman (since 2025) and CEO (since 2024) of 3M, Mr. Brown has advanced the Company’s innovation-driven growth strategy. He is the architect of 3M’s
eXcellence operating model and ‘Journey to Zero’ safety initiative.
•Mr. Brown previously served as Chair and CEO of L3Harris Technologies (NYSE:
LHX) (2019-2022), where he was responsible for guiding the successful $34B merger of L3 Technologies and Harris Corporation, creating one of the world’s largest aerospace and defense technology companies, with 50,000 employees and $17B in annual revenue.
•He brings deep expertise in global operations, working capital management, supply chain optimization, and service improvement execution to the Board from his tenure as President and CEO of Harris Corporation (formerly NYSE: HRS)
(2011-2019) and senior leadership roles at United Technologies Corporation
(formerly NYSE: UTX) (1997-2011).
•Mr. Brown has a B.S. and M.S. in mechanical engineering from Villanova
University and an MBA from The Wharton School of the University of
Pennsylvania.

William M. Brown
Chairman and Chief Executive Officer, 3M
Company
Director since: 2024
Age: 63
Other public company boards
•Becton, Dickinson and Company
Other public company boards within
the past five years
•Celanese Corporation
•L3Harris Technologies, Inc.
Skills

Reasons for Nomination
Audrey Choi’s extensive executive leadership experience in financial services and marketing, combined with her strategic policy experience in government and her corporate stewardship experience, provide 3M’s Board with deep expertise in global risk management, stakeholder engagement, and aligning capital allocation and corporate stewardship initiatives with long-term shareholder value creation.
Experience & Qualifications
•Ms. Choi’s 16-year career at Morgan Stanley (NYSE: MS) (2007-2023), a multinational investment bank and financial services company, included serving as a member of the firm’s Management Committee, the firm’s first Chief
Sustainability Officer, and as Chief Marketing Officer. She oversaw the company’s sustainable finance strategies across global capital markets and sustainability reporting in line with evolving global standards. She also led the firm's community development fiance group, overseeing investments, loans, grants and strategic initiatives.
•Her deep knowledge of the regulatory environment and geopolitical risks stems from her senior policy roles in the Clinton Administration (1996-2001), including as Chief of Staff at the Council of Economic Advisers, Domestic Policy Advisor to
the Vice President, and strategic policy roles at the Department of Commerce,
National Telecommunications & Information Administration, and Federal
Communications Commission.
•Prior to her public service career, she was a foreign correspondent and bureau chief for The Wall Street Journal (1991-1996). She is Chair of the Generation
Foundation and a partner of Generation Investment Management.
•Ms. Choi has an A.B. in literature from Harvard College and an MBA with high distinction from Harvard Business School.

Audrey Choi
Independent
Former Chief Sustainability Officer and
Management Committee Member, Morgan
Stanley
Director since: 2023
Age: 58
3M Board committee(s)
•Nominating and Governance
•Science, Technology & Sustainability
Other public company boards
•None
Skills

2026 Proxy Statement	16

Proposal One

Reasons for Nomination
Anne Chow is a proven technology leader with decades of experience driving innovation and large-scale transformation. Her ability to integrate emerging technologies into core business offerings has consistently delivered advanced digital strategies that support shareholder value growth. In addition to her experience as a public company director, she brings extensive global and cross-functional expertise in cybersecurity, operations, marketing and sales, finance, and corporate stewardship.
Experience & Qualifications
•As CEO of AT&T Business (2019–2022), a division of AT&T (NYSE: T), that provides communications solutions to businesses across all industries as well as the public sector, Ms. Chow led a global organization of over 35,000 employees, serving nearly 3 million business customers, including most Fortune 100 companies, across 200 countries and territories. She oversaw AT&T’s full suite of business services in wireless, networking, cybersecurity, and advanced solutions, generating more than $35B in annual revenue.
•During her 32-year career at AT&T (1990–2022), Ms. Chow guided numerous digital and cross-functional transformations that scaled innovation and delivered growth both for AT&T’s businesses and the company’s client organizations. As
Senior Vice President of Global Solutions & Sales Operations (2014-2015), she
shaped AT&T’s global distribution strategy and go-to market solutions.
•She served on the board at the Federal Reserve Bank of Dallas and is a Senior
Fellow and Adjunct Professor of Executive Education at Northwestern University’s
Kellogg School of Management.
•She is the Vice Chair and a member of the Georgia Tech President's Advisory
Board, a member of the Dallas Mavericks Advisory Council, a member of C200, and a member of the Committee of 100.
•Ms. Chow has a B.S. and M.S. in electrical engineering and an MBA from Cornell
University.

Anne H. Chow
Independent
Former Chief Executive Officer,
AT&T Business
Director since: 2023
Age: 59
3M Board committee(s)
•Compensation and Talent (Chair)
•Science, Technology & Sustainability
Other public company boards
•Franklin Covey Co. (lead independent
director)
•CSX Corporation
Skills

Reasons for Nomination
James Fitterling is a seasoned executive with a 40-year career in the specialty materials industry, bringing deep expertise in sustainable materials and customer-
centric innovation. His leadership experience across global operations, supply chain, and marketing at a world-leading materials science company equips him with valuable insights to support 3M’s international growth and strategic initiatives.
Experience & Qualifications
•As CEO of Dow (NYSE: DOW) (since 2018), Mr. Fitterling has overseen the company’s transformation, shifting from lower-margin, commodity businesses to one more deeply focused on higher-growth consumer demand-driven markets that value innovation and advance circularity. Previously, he served as President and COO of Dow and as COO of DowDuPont’s Materials Science division.
•Mr. Fitterling guides Dow’s international growth initiatives, drawing on a decade of international operations experience in Asia. His prior roles include Commercial
Director for Dow’s Liquid Separations business in Asia (1994-1998), General
Manager of Dow Thailand (2000-2002), and CEO of The OPTIMAL Group
(2002-2006), a joint venture between Dow and Malaysia’s state-owned oil corporation.
•He has played a prominent role in advancing the business community through his leadership across several major industry organizations. He is the past chair of the
Board of Directors for the National Association of Manufacturers and Alliance to
End Plastic Waste. He is a Trustee of the Committee for Economic Development.
•Mr. Fitterling has a B.S. in mechanical engineering from the University of
Missouri-Columbia.

James R. Fitterling
Lead Independent Director
Chair and Chief Executive Officer,
Dow Inc.
Director since: 2021
Age: 64
3M Board committee(s)
•Compensation and Talent
Other public company boards
•Dow Inc.
Skills

17	3M Company

Proposal One

Reasons for Nomination
Suzan Kereere is a global payments and technology executive leader with a proven track record of driving innovation at iconic Fortune 100 technology companies and regional high growth start-ups. Her accomplishments in digital transformation, strategic planning across global operations, sales optimization, and front-line customer engagement enhance the Board’s oversight of 3M’s technology-focused growth strategies.
Experience & Qualifications
•As President of Global Markets at PayPal (NASDAQ: PYPL) (since 2024), a leading digital payment partner for businesses and consumers around the world.
Ms. Kereere leads global client relationships and growth strategies, overseeing sales, distribution, and operational efficiency for the company’s products and services worldwide.
•Previously, at Fiserv (NASDAQ: FISV) (2021-2023), a digital fintech and payments company with solutions for banking, global commerce, merchant acquiring, billing and payments, and point of sale, she served as Head of Global
Business Solutions and Chief Growth Officer, driving customer-focused innovation, global commerce solutions, and expansion of its omnichannel commerce platform to accelerate growth across the enterprise.
•Ms. Kereere also held executive leadership roles at Visa (NYSE: V) (2016-2021), scaling value-added services and leading small business recovery efforts during the pandemic. She spent nearly two decades at American Express (NYSE: AXP)
(1988-2016) managing major business segments across Europe, Australia, Asia, and North America.
•Ms. Kereere has a B.A. in economics from Tufts University and an MBA from
Columbia University.

Suzan Kereere Independent President of Global Markets, PayPal Holdings, Inc. Director since: 2022 Age: 60 3M Board committee(s) •Audit •Compensation and Talent Other public company boards •None Skills

Reasons for Nomination
Neil Mitchill is a proven financial executive with expertise in financial reporting and internal controls. He has over 25 years of finance experience, including responsibility for technical accounting compliance and experience with complex acquisition and divestiture transactions. These capabilities provide valuable contributions to the
Board’s oversight of 3M’s financial reporting and capital allocation strategies.
Experience & Qualifications
•As Executive Vice President and Chief Financial Officer of RTX Corporation
(NYSE: RTX) (since 2021), an aerospace and defense company, his responsibilities include financial reporting and controls, planning and analysis, investor relations, internal audit, tax, and treasury.
•Prior to his current role, Mr. Mitchill served as Corporate Vice President of
Financial Planning and Analysis and Investor Relations of RTX (2020-2021).
•He held numerous other financial leadership positions with United Technologies
Corporation since joining in 2014 (formerly NYSE: UTX), prior to the merger with
Raytheon Company in 2020 that created RTX, including Acting Senior Vice
President and Chief Financial Officer (2019-2020), and Vice President and Chief
Financial Officer of the company’s Pratt & Whitney business (2019).
•Prior to his corporate positions, Mr. Mitchill spent 17 years at
PricewaterhouseCoopers LLP (1997-2014) in both client service and lead partner roles for UTC Aerospace Systems, Carrier, Sikorsky, and UTC Corporate.
•Mr. Mitchill received a B.S. in accountancy from Providence College.

Neil G. Mitchill, Jr.
Independent
Executive Vice President and Chief
Financial Officer, RTX Corporation
Director since: 2026
Age: 50
3M Board committee(s)
•Audit
•Nominating and Governance
Other public company boards
•None
Skills

2026 Proxy Statement	18

Proposal One

Reasons for Nomination
Pedro Pizarro is an accomplished executive leader with deep operational expertise in navigating complex regulatory environments and rapidly evolving technological landscapes. His expertise includes risk management, technology, safety and operations, cybersecurity, regulatory, government affairs, mergers and acquisitions, and strategic planning, which strengthen oversight of 3M’s governance and long-
term value creation strategy.
Experience & Qualifications
•As President and CEO of Edison International (NYSE: EIX) (since 2016), Dr.
Pizarro leads one of the nation’s largest electric utilities and energy advisory services to commercial, industrial, and institutional organizations across North
America and Europe. He has overseen major operational transformations and advanced grid modernization efforts that positioned Edison as a leader in clean energy and grid resilience, while reinforcing customer affordability.
•He has held a wide range of senior executive positions at Edison International companies since joining in 1999, including as President of Southern California
Edison (2014-2016), President of Edison Mission Energy (2011-2014) until the sale of its principal assets in 2014, and as Vice President of Strategy and
Business Development. He started his career at McKinsey & Company.
•Dr. Pizarro brings extensive experience in large-scale risk management and regulatory operations acquired through his role as past Co-Chair of the Electricity
Subsector Coordinating Council, which serves as the principal liaison between the federal government and the electric power industry for national disaster preparedness and critical infrastructure protection.
•Dr. Pizarro has a B.S. in chemistry from Harvard University and a Ph.D. in chemistry from the California Institute of Technology.

Pedro J. Pizarro
Independent
President and Chief Executive Officer and
Director, Edison International
Director since: 2023
Age: 60
3M Board committee(s)
•Nominating and Governance
•Science, Technology & Sustainability
(Chair)
Other public company boards
•Edison International
Skills

Reasons for Nomination
Thomas Sweet is a proven financial executive with deep expertise in driving disciplined capital deployment, transformative growth strategies, and global business operation for technology-focused companies. He has led initiatives spanning finance, customer engagement, sales optimization, and operational efficiency, while guiding organizations through transformative growth. These capabilities, in addition to his public company board experience, provide valuable contributions to the Board’s oversight of 3M’s financial stewardship and long-term performance priorities.
Experience & Qualifications
•As Chief Financial Officer of Dell Technologies (NYSE: DELL) (2014-2023), an
enterprise technology giant. Mr. Sweet oversaw global finance operations and led corporate strategy, driving long-term growth during a period of rapid technological change. He oversaw key functions, including accounting, financial planning and analysis, tax, treasury, investor relations, global operations, Dell Financial
Services, and Dell Technologies Capital, playing a central role in the company’s shareholder value creation strategies. Mr. Sweet joined Dell in 1997 and held various positions before the CFO role.
•Mr. Sweet also guided Dell’s financial reporting through its historic five-year privatization period, and he previously served in various sales leadership roles.
•He held financial leadership roles at Telos Corporation (NASDAQ: TLS)
(1994-1997), a cyber, cloud and enterprise security company, and he began his career at Price Waterhouse (1981-1994), building deep expertise in complex accounting and finance.
•Mr. Sweet has a BBA in accounting from Western Michigan University and is a
Certified Public Accountant.

Thomas W. Sweet
Independent
Former Chief Financial Officer, Dell
Technologies Inc.
Director since: 2023
Age: 66
3M Board committee(s)
•Audit (Chair)
•Nominating and Governance
Other public company boards
•Medline Inc.
•Trimble Inc.
Skills

19	3M Company

Proposal One

Recommendation of the Board

The Board of Directors unanimously recommends a vote “FOR” the election of these nominees as directors. Proxies solicited by the Board of Directors will be voted “FOR” these nominees unless a shareholder indicates otherwise in voting the proxy.

Board membership criteria
3M’s Corporate Governance Guidelines contain Board Membership Criteria that include a list of key skills and characteristics deemed critical to serve 3M’s long-term business strategy and expected to be represented on 3M’s Board.
The Nominating and Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members given the current Board composition. It is the intent of the Board that the Board will be a high-
performance organization creating a competitive advantage for the Company. To perform as such, the Board will be composed of individuals who have distinguished records of leadership and success in their areas of experience and expertise, who will make substantial contributions to Board operations, and who can effectively represent the interests of all shareholders. The assessment of the Board candidates by the Nominating and Governance Committee and the Board
includes, but is not limited to, consideration of the following:
•Roles in and contributions valuable to the business community;
•Personal qualities of leadership, character, judgment, and whether they possess and maintain a reputation in the community at large of integrity, trust, respect, competence, and adherence to the highest ethical standards throughout their service on the Board;
•Relevant knowledge and diversity of professional background and experience in business, manufacturing, technology, finance and accounting, marketing, global business, risk management, supply chain, and other areas; and
•Whether the candidate is free of conflicts and has the time required for preparation and participation at all meetings.
In addition, the Nominating and Governance Committee will also evaluate whether the nominee’s skills are complementary to the existing Board members’ skills and the Board’s needs for particular expertise in certain areas, and will assess the nominee’s impact on Board dynamics, effectiveness, and range of experiences and perspectives.

2026 Proxy Statement	20

Proposal One

Director nominee skills and experience
Qualifications and attributes, and demographic information, for the 10 director nominees that are standing for election at the Annual Meeting are summarized below.

Qualifications and Attributes	D. Bozeman	T. Brown	W. Brown	A. Choi	A. Chow	J. Fitterling	S. Kereere	N. Mitchill	P. Pizarro	T. Sweet

Leadership. Significant leadership experience in complex
organizations with responsibility for strategy, operational
transformation, talent, capital allocation, portfolio management, and enterprise level risk oversight. Supports the Board’s role in guiding long-term growth across 3M’s broad technology and
market platforms.

Manufacturing. Experience overseeing large scale, advanced, or specialty manufacturing operations, including expertise in
operational excellence, automation, quality, safety, product stewardship, and capital intensive production environments that support 3M’s global manufacturing footprint.

Supply Chain. Expertise in global supply chain strategy,
sourcing, logistics, customer fulfillment, and end to end materials management. Supports oversight of 3M’s complex, diversified
supply chains, including supplier resilience, cost to serve
efficiency, materials availability, and the ability to meet customer demand on time and in full across multiple industries and
geographies.

Technology. Background in industrial technology, applied science, material science, digital systems, or innovation leadership.
Supports understanding of 3M’s core technology platforms, R&D investments, and digital transformation efforts, as well as the strategic importance of emerging technologies such as data
analytics and artificial intelligence.

Finance. Strong financial literacy and experience with financial statements, performance metrics, capital structure, and internal controls. Directors bring senior level financial expertise to support oversight of 3M’s financial reporting processes, disciplined capital allocation, and long-term value creation.

Global. Experience leading or advising businesses with
significant international operations. Includes knowledge of global customer requirements, multinational supply chains, diverse
regulatory environments, and geopolitical considerations relevant to 3M’s substantial non U.S. sales and operations.

Risk Management. Experience with enterprise level risk oversight, including litigation, legal, and regulatory; environmental;
operational; product quality; or cybersecurity and other technology related risks. Supports the Board’s oversight across 3M’s
diversified businesses and its commitment to responsible
operations and long-term sustainable value creation.

Marketing. Experience in marketing, brand management,
commercialization, and customer insights to provide perspective on organic growth, competitive positioning, and the development of new markets and customer segments across 3M’s broad product
portfolio.

21	3M Company

Proposal One

Diversity of experiences and professional backgrounds
At 3M, our unique capabilities as a science company operating across industries, business segments and geographies are multiplied by bringing together people who have different technical expertise, industry knowledge, mindsets, backgrounds, and experiences. Likewise, the Board of Directors regards a broad range of factors in selecting nominees to serve on the Board. When recruiting nominees for directors, the Board actively considers a variety of backgrounds and experiences in business, manufacturing, technology, finance and accounting, marketing, international business, and other matters. The current composition of our Board reflects those ongoing efforts and the continued importance of having directors with different backgrounds and experiences, skills and expertise, and perspectives on the Board.

Board self-evaluation process
The Board conducts a multi-step annual self-evaluation to determine whether it, its committees, and its directors are functioning effectively, to consider opportunities for continual enhancement, and as part of its annual director nomination process.

1
Evaluations by Board Leadership
•Chairman/Lead Independent Director/Nominating and Governance (N&G) Committee Chair meet annually to evaluate the performance and skills of each director
•Information is shared and discussed with the N&G Committee and considered in the nomination process

2
One-on-One Discussions with Lead Independent Director or N&G Chair
•Lead Independent Director or N&G Chair meets individually with each director to discuss:
•Effectiveness of Board and committees
•Opportunities for improvement
•Director’s self-evaluation
•Director’s evaluation of other Board members
•Other topics selected by director
•N&G Chair shares comments and feedback with the Board and N&G Committee

3	Annual Questionnaires •Each director completes a questionnaire on the functioning of the Board and committees •Results are discussed at subsequent Board and committee meetings

4
Feedback Incorporated
•As a result of this process:
•The Board and its committees identify potential areas for improvement, as well as existing practices which have contributed to high effectiveness
•Items requiring follow-up are monitored on a go-forward basis by the full Board, committees and/or committee chairs, as applicable
•The N&G Committee considers the performance and contributions of each director as part of its annual recruitment and nomination process to ensure our directors continue to possess the necessary skills and experience to effectively oversee the Company; on occasion, the N&G Committee has decided not to re-nominate a director in part as a result of feedback from this self-assessment

While this formal self-evaluation is conducted on an annual basis, directors share perspectives, feedback, and suggestions year-round. The Board and each committee conducted an evaluation of its performance in 2025.

2026 Proxy Statement	22

Proposal One

Director nomination process
In addition to its annual assessment and nomination of incumbent directors, the N&G Committee oversees the process for selecting new director candidates.
Identification, evaluation, and selection of nominees
Director nomination process

1	2	3	4	5

Identify and prescreen
The N&G Committee
Chair and Board Chair,
working with a Board-
retained recruiting firm,
identify and prescreen
individuals who are
believed to be qualified
to become Board
members in accordance
with the Board
Membership Criteria set
forth above, and review
potential candidates
with the Board.
	Committee interview The N&G Committee, as a group, is offered an opportunity to interview potential candidates, and subsequently reviews potential qualified director nominees with the Board.	Board leadership interview The Lead Independent Director and relevant Committee Chairs interview potential candidates, provide feedback to the Board, and solicit further feedback from the Board.
Select and
recommend
The N&G
Committee selects
nominees that the
N&G Committee
believes suit the
Board’s needs and,
following completion
of due diligence on
any potential
candidates, the
N&G Committee
recommends
candidates to
the Board.

Determine
submissions for
election
The Board reviews
such recommendations
and determines
submissions for
election at the next
shareholder meeting of
the Company in which
directors will be
elected, or
appointments to fill any
vacancies, or to add
talent to the Board.

The N&G Committee also focuses on overall Board-level succession planning, periodically reviews the appropriate size and composition of the Board, and anticipates future vacancies and needs of the Board. In the event the
Committee recommends an increase in the size of the Board or a vacancy on the Board or a Committee occurs, the
Committee considers qualified nominees from several sources, including current Board members and nominees recommended by shareholders and other persons.
The N&G Committee may from time to time retain a director search firm to help the Committee identify qualified director nominees for consideration by the Committee. In 2025, the N&G Committee retained Russell Reynolds to help identify future Board candidates.
Shareholder nominations — shareholder recommendations
The N&G Committee has a policy to consider properly submitted shareholder recommendations for candidates for membership on the Board of Directors. Shareholders proposing individuals for consideration by the N&G Committee must include at least the following information about the proposed nominee: the proposed nominee’s name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the proposed nominee to:

Corporate Secretary 3M Company 3M Center Building 220-9E-02 St. Paul, MN 55144-1000

23	3M Company

Proposal One

For an individual proposed by a shareholder to be considered by the N&G Committee for recommendation as a Board nominee for the 2027 Annual Meeting, the Corporate Secretary must receive the proposal by November 25, 2026. Such proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Company). The Corporate Secretary will refer properly submitted shareholder proposed nominations to the Chair of the N&G Committee for consideration at a future N&G Committee meeting.
Individuals proposed by shareholders in accordance with these procedures will receive the same consideration received by individuals identified to the N&G Committee through other means.
Shareholder nominations — advance notice bylaw
In addition, 3M’s Bylaws permit shareholders to nominate directors at an annual meeting of shareholders or at a special meeting at which directors are to be elected in accordance with the notice of such meeting. Shareholders intending to nominate a person for election as a director must comply with the requirements set forth in the Company’s
Bylaws. With respect to nominations to be acted upon at our 2027 Annual Meeting, our Bylaws require, among other things, that the Corporate Secretary receive written notice from the record shareholder no earlier than
November 25, 2026, and no later than December 25, 2026. The notice must contain the information required by the Bylaws, a copy of which is available on our website at www.3M.com, under Investor Relations — Governance —
Governance Documents. Nominations received after December 25, 2026, will not be acted upon at the 2027
Annual Meeting.
Shareholder nominations — universal proxy rules
In addition to satisfying the foregoing advance notice requirements under 3M’s Bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended (Exchange Act), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Securities and Exchange Commission Rule 14a-19 (Universal Proxy) under the Exchange Act, as specified in the Bylaws. For the purposes of Rule 14a-19 (Universal Proxy), the Board’s role in terms of including a shareholder nominee on the proxy card is to ensure the shareholder nominee is qualified, based on requirements specified by applicable law, the Certificate of Incorporation or the Bylaws, not the nominee’s suitability to serve on the
Board. Nominations received after the notice deadline of December 25, 2026 will not be acted upon at the 2027 Annual
Meeting.
Shareholder nominations — proxy access
Further, pursuant to the proxy access Bylaw adopted by the Board in November 2015, a shareholder, or a group of up to
20 shareholders, continuously owning for three years at least three percent of our outstanding common shares may nominate and include in our proxy materials up to the greater of two directors and 20 percent of the number of directors currently serving, if the shareholder(s) and nominee(s) satisfy the Bylaw requirements. For eligible shareholders to include in our proxy materials nominees for the 2027 Annual Meeting, proxy access nomination notices must be received by the Company no earlier than November 25, 2026, and no later than December 25, 2026. The notice must contain the information required by the Bylaws.

2026 Proxy Statement	24

Proposal One

Director orientation and continuing education
Our orientation programs familiarize new directors with 3M’s businesses, strategic plans, and policies, and help prepare them for their role on their assigned committees. Continuing education programs assist directors in maintaining skills and knowledge necessary for the performance of their duties. These programs may be part of regular Board and Committee meetings or provided by third parties. The programs have at times also included visits to the Company’s offices, laboratories and manufacturing facilities.
Director independence
The Board has adopted a formal set of Director Independence Guidelines with respect to the determination of director independence, which either conform to or are more exacting than the independence requirements of the New York Stock
Exchange (NYSE) listing standards, and the full text of which is available on our website at www.3M.com, under Investor
Relations — Governance — Governance Documents. In accordance with these Guidelines, a director or nominee for director must be determined to have no material relationship with the Company other than as a director. The Guidelines specify the criteria by which the independence of our directors will be determined, including guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The Guidelines also prohibit Audit Committee and Compensation and Talent Committee
members from having any direct or indirect financial relationship with the Company and restrict both commercial and not-
for-profit relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm’s length with the Company and its subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.
In accordance with these Guidelines, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director, or any member of his or her immediate family and the Company and its subsidiaries and affiliates in each of the most recent three completed fiscal years. The Board also considered whether there were any transactions or relationships between the Company and a director or any members of a director’s immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner, or significant equity holder). The Board considered that in the ordinary course of business, transactions may occur between the Company and its subsidiaries and companies at which some of our directors are or have been officers. In particular, the Board considered the annual amount of sales to 3M for each of the most recent three completed fiscal years by each of the companies where directors serve or have served as an executive officer, as well as purchases by those companies from 3M. The Board determined that the amount of sales and purchases in each fiscal year was below one percent of the annual revenues of each of those companies, below the threshold set forth in the
Director Independence Guidelines. The Board also considered charitable contributions to not-for-profit organizations with which our directors or immediate family members are affiliated, none of which exceeded the threshold set forth in our
Director Independence Guidelines.
As a result of this review, the Board affirmatively determined that the following directors are independent under these
Guidelines: David P. Bozeman, Thomas “Tony” K. Brown, Audrey Choi, Anne H. Chow, David B. Dillon, James R.
Fitterling, Suzan Kereere, Neil G. Mitchill, Jr., Pedro J. Pizarro, and Thomas W. Sweet. The Board has also determined that members of the Audit Committee and Compensation and Talent Committee received no compensation from the
Company other than for service as a director. Mr. William M. Brown is not considered to be independent because of his employment by the Company.

25	3M Company
Corporate governance practices and policies
The Company believes that robust corporate governance practices serve the long-term interests of shareholders, strengthen the Board and management, and further enhance the public trust 3M has earned from more than a century of operating with uncompromising integrity and doing business the right way. The following sections provide an overview of
3M’s corporate governance policies, including the Corporate Governance Guidelines, shareholder communication with directors, the Codes of Conduct for directors and employees, public policy engagement, and other important governance-
related policies, all of which are published on the Company’s website.
Corporate governance highlights

Board composition and independence
•Board with variety of technical expertise, industry
knowledge, backgrounds, and experiences
•9 directors have joined our Board since 2021,
including 8 independent directors
•Regular executive sessions for independent
directors
•90 percent independent board •100 percent independent board committees •Lead Independent Director with robust authority •Full access to management and employees •Mandatory director retirement policy

Board and board committee practices
•Annual board, committee and individual director
self-evaluation process
•Comprehensive onboarding program
•Continuing education opportunities
•Consideration of collective Board background and
experiences in director nomination process

•Strong Audit Committee financial expertise
•Regular board refreshment with a balanced mix
of tenure
•STS Committee focused on enterprise
opportunities and challenges
•Regular shareholder outreach and engagement
with director participation

Shareholder rights	•Annual election of all directors •Majority voting for director elections •Market-standard proxy access right •No poison pill	•No supermajority voting requirements •Shareholder right to call special meetings •Processes for director nomination by shareholders and communicating with the Board

Board oversight areas	•Long-term strategic plans and capital allocation •Enterprise risk management, including litigation and cybersecurity •Environmental stewardship and sustainability	•CEO and management succession planning •Human capital management •Political activities and PAC contributions

Executive compensation governance
•Compensation opportunities aligned with market
and predominantly at-risk
•Incentive programs incorporate performance
metrics that are important to our shareholders and
drive long-term growth
•No employment or change in control agreements
with any senior executives, including CEO
•Comprehensive clawback policy •Robust stock ownership guidelines for executive officers and directors •No hedging or pledging by executive officers and directors •Annual ‘say-on-pay’ vote

2026 Proxy Statement	26

Corporate governance at 3M

Corporate governance guidelines
The Board has adopted Corporate Governance Guidelines that provide a framework for the effective governance of the Company. The guidelines address matters such as the respective roles and responsibilities of the Board and management, the Board’s leadership structure, the responsibilities of the Lead Independent Director, director independence, Board Membership Criteria, Board committees, and Board and management evaluation. The N&G
Committee is responsible for overseeing and reviewing the Guidelines at least annually and recommending any proposed changes to the Board for approval. Some key governance guidelines, not otherwise addressed in our Proxy Statement, are set forth below. The Corporate Governance Guidelines, the Certificate of Incorporation and Bylaws, the charters of the Board committees, the Director Independence Guidelines, and the Codes of Conduct provide the framework for the governance of the Company, and all are available on our website at www.3M.com, under Investor Relations —
Governance — Governance Documents.

Mandatory Retirement Age
•The retirement age of a non-employee director is 75. A director elected to the Board prior to his or her 75th birthday may continue to serve until the annual shareholder meeting coincident with or following his or her 75th birthday. Absent special circumstances, directors will not be nominated for election after their 75th birthday.
Outside Board Policy
•Independent directors who also serve as CEOs of publicly-traded companies or in equivalent positions should not serve on more than two boards of public companies in addition to the 3M Board, and other independent directors should not serve on more than four other boards of public companies in addition to the 3M Board.
Independent directors must advise the Chairman/CEO before accepting an invitation to serve on another for-profit board.
Access to Employees and Outside Advisors
•Board members have complete access to all members of 3M management and its employees, as well as outside advisors.

Communication with directors
The Board of Directors has adopted the following process for shareholders and other interested parties to send communications to members of the Board. Shareholders and other interested parties may communicate with the Lead
Independent Director, the chairs of the Audit, Compensation and Talent, Nominating and Governance, and Science,
Technology & Sustainability Committees of the Board, or with any of our other independent directors, or all of them as a group, by sending a letter to the following address: Corporate Secretary, 3M Company, 3M Center, Building 220-9E-02, St.
Paul, MN 55144-1000. The Corporate Secretary reviews communications to the independent directors and forwards those communications to the independent directors as discussed below. Communications involving substantive accounting or auditing matters will be forwarded to the Chair of the Audit Committee and the Company’s Chief Compliance Officer
consistent with time frames established by the Audit Committee for the receipt of communications dealing with these matters. Communications that pertain to non-financial matters will be forwarded promptly. Items that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as: business solicitation or advertisements, product-
related inquiries, mass mailings, resumes or other job-related inquiries, and unsolicited commercial e-mails.

27	3M Company

Corporate governance at 3M

3M’s codes of conduct
More than a century of operating with uncompromising integrity has earned 3M trust from our customers, credibility with our communities, and dedication from our employees. All of our employees, including all members of senior management, are required to abide by 3M’s Code of Conduct to ensure that our business is conducted in a consistently legal and ethical manner. The Code forms the foundation of a comprehensive process that includes compliance with corporate policies and procedures and a Company-wide focus on uncompromising integrity in every aspect of our operations. Our Code of
Conduct covers many topics, including antitrust and competition law, conflicts of interest, financial reporting, protection of confidential information, and compliance with all laws and regulations applicable to the conduct of our business.
Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the
Code of Conduct. The Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees or others of concerns regarding questionable accounting or auditing matters. Information on how to submit any such communications can be found on our website at www.3M.com, under Investor Relations —
Governance — Governance Documents — Employee Business Conduct Policies — “Report a concern or ask a question.”
Our Chief Compliance Officer, who has direct reporting obligations to the Audit Committee, periodically reports to the
Audit Committee on compliance with the Company’s Code of Conduct, including the effectiveness of the Company’s compliance program.
The Board also has adopted a Code of Business Conduct and Ethics for Directors of the Company. This Code
incorporates long-standing principles of conduct the Company and the Board follow to ensure the Company’s business and the activities of the Board are conducted with integrity and adherence to the highest ethical standards, and in compliance with the law. The Company’s Code of Conduct for employees and the Code of Business Conduct and Ethics for Directors are available on our website at www.3M.com under Investor Relations — Governance —
Governance Documents.
Public policy engagement
The Company believes that transparency with respect to the consideration, processes, and oversight of our engagement with lawmakers is important to our shareholders, and continuously makes efforts to give our shareholders information about our public policy engagement. Since 2007, the Company has voluntarily published information regarding the
Company’s political activities, which is available on our website at www.3M.com under Investor Relations — Governance
— Governance Documents — Lobbying and Political Activities Governance. There, the Company explains its principles and governance procedures and provides information about 3M’s lobbying, political activities, and engagement with industry associations. We discuss our positions on important public policy issues, the factors we consider when evaluating contribution proposals, and the processes we use for legal, financial, executive, and Board oversight of our political activities and contributions. We also provide links to the reports the 3M Political Action Committee files with the Federal
Election Commission and the Company’s Lobbying Disclosure reports, as well as a list of our contributions to state candidates and political parties, and contributions to “527” political organizations. The Company also discloses on its website the trade associations the Company has joined where $25,000 or more of the dues are allocated for lobbying purposes by the trade association. Certain tax-exempt organizations, organized under U.S. Internal Revenue Code
§501(c)(4) and known as “social welfare” organizations, may engage in lobbying activities related to their primary purpose.
If the portion of any of our dues or other contribution in excess of $25,000 are allocated to lobbying activities, we disclose the association and amount so allocated. The Company believes that these disclosures on our website, which exceed the disclosures required by law, offer transparency respecting the Company’s public policy engagement and political activities.

2026 Proxy Statement	28

Corporate governance at 3M

Related person transaction policy and procedures
The Board of Directors has adopted a written Related Person Transaction Policy and Procedures that is administered by the N&G Committee. This Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a Related Person (as that term is defined in the Policy) has a direct or indirect material interest, and which is required to be disclosed under Item 404(a) of Regulation S-K. Transactions that fall within this definition are referred to the N&G Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the N&G Committee decides whether or not to approve a transaction and approves only those transactions that are in the best interests of the Company and its shareholders. In the course of its review and approval or ratification of a transaction, the N&G Committee considers:
•The nature of the Related Person’s interest in the transaction;
•The key terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;
•The significance of the transaction to the Related Person;
•The significance of the transaction to the Company;
•Whether the Related Person is involved in the negotiation of the terms of the transaction or receives any special benefit as a result of the transaction;
•Whether the transaction may impair the judgment of a director or executive officer to act in the best interest of the
Company and its shareholders; and
•Any other matters the Committee deems appropriate.
Any N&G Committee member who is a Related Person with respect to a transaction under review may not participate in the deliberations or vote respecting such approval, except that such a director may be counted in determining the presence of a quorum at a meeting at which the N&G Committee considers the transaction. There were no Related
Person Transactions that were referred to the N&G Committee in 2025.
Securities trading policies
The Company has securities and insider trading policies and procedures governing transactions in the Company’s securities by directors, officers and employees, as well as the Company itself, that the Company believes have been reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards.
The Company’s stock trading policies prohibit the Company’s directors and executive officers from (1) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (2) engaging in short sales related to the Company’s common stock; (3) placing standing orders; (4) maintaining margin accounts; and (5) pledging
3M securities as collateral for a loan. All discretionary transactions in 3M securities by directors and executive officers must be pre-cleared with the Company’s Legal Affairs department and conducted during approved trading windows.
Policy on adoption of a rights plan
In 2002 and 2003, a 3M shareholder submitted a shareholder proposal to 3M regarding the approval process for adopting a shareholders’ rights plan (also known as a “poison pill”). 3M does not have a rights plan and is not currently considering adopting one. The Board continues to believe, however, that there may be circumstances under which adoption of a rights plan would give the Board the negotiating power and leverage necessary to obtain the best result for 3M shareholders in the context of a takeover effort.
Following consideration of the favorable vote the shareholder proposal received, the Board adopted and has reaffirmed a statement of policy on this topic. The Board’s policy is that it will only adopt a rights plan if either: (1) shareholders have approved adoption of the rights plan; or (2) the Board (including a majority of the independent members of the Board), in its exercise of its fiduciary responsibilities, makes a determination that, under the circumstances existing at the time, it is in the best interests of 3M’s shareholders to adopt a rights plan without the delay in adoption resulting from seeking shareholder approval.
The Board has directed the N&G Committee to review this policy statement on an annual basis and to report to the Board on any recommendations it may have concerning the policy. The policy is published with 3M’s Corporate Governance
Guidelines.

29	3M Company

Corporate governance at 3M

Key areas of board oversight
Board’s role in strategy
Each year, management presents to the Board, and the Board discusses and approves, strategic plans for the Company.
In addition to the Company’s overall strategic plan, financial strategic plan, and enterprise strategic plans and priorities, including enterprise supply chain and sustainability matters, the discussions also focus on strategic plans and priorities for each of the Company’s business groups. Information about these plans and priorities can be found in the Company’s
Annual Report on Form 10-K.
Board’s role in risk oversight
The Board oversees the Company’s risk profile and management’s processes for assessing and managing risk.
The Board has delegated to the Audit Committee the primary responsibility for oversight of policies and procedures with respect to Company risk assessment and risk management activities, the Company’s major risk exposures, and management monitoring and mitigation activities. The Board has also delegated oversight of specific risks to various committees.
The Board reviews enterprise risks at least annually. The full Board review has included, among other things, growth, portfolio management and product stewardship; PFAS litigation and other legal and regulatory matters; fluorochemical stewardship; supply chain resiliency; human capital management; artificial intelligence; cybersecurity and information security; geopolitical risks; and operations. Other categories of risk and certain sustainability elements have been assigned to designated Board committees as summarized below. The chair of each committee that oversees risk provides a summary of the matters discussed with the committee to the full Board following each committee meeting, and the minutes of each committee meeting are also provided to all Board members.
The Board believes that its practices related to oversight of risk, including through delegation to its committees and the sharing of information with the full Board, is appropriate for a diversified technology and manufacturing company like 3M.
The Board also believes its oversight of risk is enhanced by its current leadership structure (further discussed below)
because the CEO, who is ultimately responsible for the Company’s management of risk, also chairs regular Board meetings. Given his in-depth knowledge and understanding of the Company, the CEO is best able to bring key business issues and risks to the Board’s attention. A summary of risk oversight roles is included on the following page.

2026 Proxy Statement	30

Corporate governance at 3M

Board of Directors
•Oversees the Company’s risk profile and management’s processes for assessing and managing risk
•Reviews enterprise risks at least annually
•Delegated to Audit Committee the primary responsibility for oversight of risk assessment and risk management activities
•Assigned other important risks and certain sustainability elements to designated Board committees as identified below and receives reports from them at each meeting

Audit
•Financial statements / internal controls / audit /
independent accounting firm
•Contingent liabilities and long-term
benefit obligations
•Cybersecurity, data privacy and artificial intelligence
•Capital allocation and structure
•Credit ratings and cost of capital
•Use of financial instruments to manage foreign
currency, commodity, and interest rate risks
•Ethics and compliance

Compensation and Talent
•Executive compensation
•Annual review of Company’s risk assessment of its
compensation policies and practices for its
employees, including talent sourcing and retention
strategies
•Talent development and equal employment
opportunities
•Succession planning

Science, Technology & Sustainability
•Research and development
•Health and safety / sustainability / environmental
and product stewardship
•Emerging science and technology (including digital
technology and artificial intelligence), disruptive
innovations, and related issues potentially
impacting the Company’s strategies or operations

Nominating and Governance
•Corporate governance practices
•Director nominations and Board and
committee composition
•Corporate officer appointments
•Related person transactions
•Shareholder proposals and engagement
•Public policy and political activities

General Auditor
•The Senior Vice President and General Auditor, Corporate Auditing (Auditor) is responsible for leading the risk assessment and management process
•The Auditor, through consultation with the Company’s senior management, periodically assesses the major risks facing the Company and works with the executives who are responsible for managing specific risks
•The Auditor, whose appointment and performance is reviewed and evaluated by the Audit Committee, periodically reviews with the Audit Committee the major risks facing the Company and the steps management has taken to monitor and mitigate those risks
•The Auditor’s risk management report, which is provided in advance of the meeting, is reviewed with the entire
Board by either the chair of the Audit Committee or the Auditor
Management
•Provides consultation to the Auditor during the assessment of the major risks facing the Company
•Manages and mitigates risks
•Reports, as needed, to the full Board on how a particular risk is being managed and mitigated

31	3M Company

Corporate governance at 3M

Board’s role in management succession planning and human
capital management
The Board plans the succession to the position of Chairman, CEO, and other senior management positions. To assist the
Board, the Chairman/CEO and Chief Human Resources Officer annually assess senior managers and their succession potential for the position of Chairman/CEO and other senior management positions. The Board also reviews the
Company’s strategies and plans to recruit, retain, develop, protect, and fairly compensate its global workforce. Information about the Company’s human capital can be found in the Company’s Annual Report on Form 10-K.
Board’s role in cybersecurity
The Company has integrated management of material risks from cybersecurity threats into the Company’s overall risk management systems, as overseen by the Board, primarily through the Audit Committee. The Audit Committee oversees, among other things, the adequacy and effectiveness of the Company’s internal controls, including internal controls related to cybersecurity. The Audit Committee is informed of cybersecurity threats pursuant to the escalation criteria as set forth in the Company’s disclosure controls and procedures and periodically receives reports on cybersecurity from the Company’s
Chief Information and Digital Officer (CIDO) or Chief Information Security Officer. The Audit Committee reports to the
Board on cybersecurity matters, and the CIDO also provides updates annually to the Board on cybersecurity matters.
Additional information about the Company’s cybersecurity risk management, strategy, and governance practices can be found in the Company’s Annual Report on Form 10-K.
Board’s role in artificial intelligence
The Board of Directors provides oversight of the risks and opportunities associated with the Company’s use of artificial intelligence. As part of its enterprise risk management oversight, the Board reviews how artificial intelligence is incorporated into the Company’s strategic initiatives, operational processes, and long‑term technology investments. This includes evaluating the identification, governance, and mitigation of risks related to the development and deployment of artificial intelligence technologies. The Science, Technology and Sustainability Committee assists the Board by reviewing the Company’s strategies for applying artificial intelligence in research and development, manufacturing, and other operational areas. The Audit Committee oversees the policies, controls, and governance practices that support the responsible use of artificial intelligence across the Company’s businesses and operations, including processes designed to identify and mitigate AI‑related risks.
Board’s role in sustainability
The Company’s reporting on sustainability matters, including its Global Impact Report, is available at
www.3M.com/sustainability. As a global corporation, we are a participant in the United Nations Global Compact, a policy initiative for businesses to demonstrate their commitment to 10 principles in the areas of human rights, labor, environment, and anti-corruption. We align our reporting to the Global Reporting Initiative (GRI), the Task Force for Climate-Related
Financial Disclosures (TCFD), and the evolving global efforts of reporting frameworks and requirements.
Our governance framework includes oversight by our Board of Directors, which receives regular sustainability updates and reviews related risks as part of 3M’s enterprise risk management. The Science, Technology & Sustainability
Committee of the Board of Directors has primary oversight responsibility of 3M’s sustainability and stewardship activities.
The Audit Committee of the Board also periodically reviews 3M’s procedures and controls related to external sustainability reporting. The Company’s Environmental Responsibility and Sustainability Committee, comprising 3M top executive management, provides leadership, oversight, and strategy for sustainability initiatives and develops, and monitors adherence with related policies and procedures. The Chief Sustainability Officer leads 3M’s sustainability activities and reports to the Environmental Responsibility and Sustainability Committee and other internal and external groups.

2026 Proxy Statement	32

Corporate governance at 3M

Board structure and processes
Board’s leadership structure
Our Corporate Governance Guidelines allow the independent directors flexibility to split or combine the Chairman and
CEO responsibilities. The independent directors annually review our leadership structure to determine the structure that is in the best interest of 3M and its shareholders.
The Board’s current leadership structure is characterized by:
•A combined Chairman of the Board and CEO;
•A strong, independent, and highly experienced Lead Independent Director with well-defined responsibilities that support the Board’s oversight activities;
•A robust committee structure consisting entirely of independent directors with oversight over primary risks; and
•An engaged and independent Board.
The Board believes that this leadership structure provides independent board leadership and engagement while deriving the benefits of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, a CEO is well positioned to chair regular Board meetings as the directors provide oversight of key business and strategic issues, with the robust Lead Independent Director position further augmenting the Board’s independent review.
The Board believes that adopting a rigid policy on whether to separate or combine the positions of Chairman and CEO would inhibit the Board’s ability to provide for a leadership structure that would best serve shareholders. As a result, the
Board has rejected adopting a policy permanently separating or combining the positions of Chairman and CEO in its
Corporate Governance Guidelines, which are reviewed at least annually and available on our website at www.3M.com, under Investor Relations — Governance — Governance Documents. Rather, the Board adopted an approach that allows it, in representing the shareholders’ best interests, to decide who should serve as Chairman or CEO, or both.
The Board also believes that the Company’s corporate governance measures ensure that strong, independent directors continue to effectively oversee the Company’s management and key issues related to executive compensation, CEO evaluation and succession planning, strategy, risk, and integrity. The Corporate Governance Guidelines provide, in part, that:
•Independent directors comprise a substantial majority of the Board;
•Directors are elected annually by a majority vote in uncontested director elections;
•Only independent directors serve on the Audit, Compensation and Talent, Nominating and Governance, and Science,
Technology & Sustainability Committees;
•The committee chairs establish their respective agendas;
•The Board and committees may retain their own advisors;
•Independent directors have complete access to management and employees;
•Independent directors meet in executive session without the CEO or other employees during each regular Board meeting; and
•The Board and each committee regularly conduct a self-evaluation to determine whether it and its committees function effectively.
The Board has also designated one of its members to serve as Lead Independent Director, with responsibilities that are similar to those typically performed by an independent chairman.

33	3M Company

Corporate governance at 3M

Lead independent director
Mr. James R. Fitterling, who has served on 3M’s Board since 2021, including as the Chair of the Compensation and Talent
Committee of the Board, has been 3M’s Lead Independent Director since April 3, 2024. The responsibilities of Lead
Independent Director include, but are not limited to, the following:
•Presides at all meetings of the Board at which the Chairman is conflicted or not present, including executive sessions that are comprised of only the independent directors;
•Acts as a key liaison between the Chairman/CEO and the independent directors;
•Consults with the Chairman/CEO on, and approves, the meeting agendas for the Board, and approves the meeting schedules to assure that there is sufficient time for preparation and discussion of all agenda items;
•Has the authority to approve the materials to be delivered to the directors in advance of each Board meeting and provides feedback regarding the quality, quantity, and timeliness of those materials (this duty not only gives the Lead
Independent Director approval authority with respect to materials to be delivered to the directors in advance of each
Board meeting but also provides a feedback mechanism so that the materials may be improved for future meetings);
•Has the authority to call meetings of the independent directors;
•Communicates independent Board member feedback to the Chairman/CEO (except that the chair of the Compensation and Talent Committee leads the discussion of the Chairman’s/CEO’s performance and communicates the Board’s evaluation of that performance to the Chairman/CEO);
•If requested by major shareholders, ensures that he is available, when appropriate, for consultation and direct communication;
•Participates in the Chairman/CEO succession planning process;
•Evaluates, along with the Chairman/CEO and Nominating and Governance Committee Chair, the performance and skills of each director as part of the annual Board self-evaluation process;
•Serves as a spokesperson for the Board on governance and other matters with shareholders or other external parties;
•Advises the Nominating and Governance Committee Chair and Chairman/CEO on membership of various Board committees and the selection of committee chair roles;
•Advises the Chairman/CEO on the retention of advisors and consultants who report directly to the Board; and
•Performs such other duties as requested by the independent directors.
Executive sessions
The agendas for each regularly scheduled Board and committee meeting provide for executive sessions to consider matters the Board or committee deems appropriate without management present. Two executive sessions are held at each regularly scheduled Board meeting. One executive session includes only the Chairman/CEO and independent directors, and a second executive session includes only independent directors. The Chairman/CEO presides over Board executive sessions in which the Chairman/CEO is present, and the Lead Independent Director presides over Board executive sessions when the Chairman/CEO is not present.

2026 Proxy Statement	34

Corporate governance at 3M

Board committees
Board and committee information
The Board currently has the following standing committees: Audit; Compensation and Talent; Nominating and
Governance; and Science, Technology & Sustainability. The current members of our committees, the principal functions of each committee, and the number of meetings held in 2025 are shown below. Each member is independent under our Director Independence Standards, as well as applicable Securities and Exchange Commission rules and NYSE listing standards.
Each committee has adopted, and annually reviews, a charter setting forth its roles and responsibilities. Those charters are available on our website at www.3M.com, under Investor Relations — Governance — Governance Documents —
Committee Charters.
Board committee composition

Name of Non-Employee Director	Audit	Compensation and Talent	Nominating and Governance	Science, Technology & Sustainability
David P. Bozeman
Thomas “Tony” K. Brown
Audrey Choi
Anne H. Chow
David B. Dillon*
James R. Fitterling
Suzan Kereere
Neil G. Mitchill, Jr.**
Pedro J. Pizarro
Thomas W. Sweet

Committee member	Chair
*Mr. Dillon is retiring from the Board at the 2026 Annual Meeting.
**Mr. Mitchill joined the Board on February 6, 2026.

35	3M Company

Corporate governance at 3M

Audit Committee Meetings in 2025: 9

Thomas W. Sweet* (chair)	Thomas “Tony” K. Brown	David B. Dillon**	Suzan Kereere	Neil G. Mitchill, Jr.***

The Board of Directors has determined that all Audit Committee members are “independent” and “financially literate” under the NYSE listing standards and that members of the Audit Committee received no compensation from the Company other than as a director.
The Board has also determined that Thomas W. Sweet (chair), David B. Dillon, Suzan Kereere, and Neil G. Mitchill, Jr. have
“accounting or related financial management expertise” under the NYSE listing standards and are “audit committee financial experts”
as that term is defined by applicable Securities and Exchange Commission regulations.

Introduction
The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements; compliance with legal and regulatory requirements; the qualifications, independence, and performance of the Company’s independent registered public accounting firm (Independent Accounting Firm); the performance of the Company’s internal auditing department; and the Company’s financial risk assessment and management.
Roles and Responsibilities

•Reviews the Company’s financial reporting process,
financial statements and internal controls over
financial reporting;
•Reviews and discusses with management and the
Independent Accounting Firm the Company’s report on,
and the Independent Accounting Firm’s audit of, the
Company’s internal controls over financial reporting;
•Reviews earnings press releases prior to issuance;
•Appoints, oversees, and approves compensation of the
Independent Accounting Firm;
•Reviews with the Independent Accounting Firm the
scope of the annual audit, and approves all audit and
permissible non-audit services;
•Reviews findings and recommendations of the
Independent Accounting Firm and management’s
response thereto;
•Periodically discusses with management procedures
and controls, and audit or assurance requirements,
related to sustainability reports;
•Discusses policies with respect to risk assessment and
risk management, the Company’s major risk exposures,
and risk mitigation activities;
•Periodically reviews capital allocation and capital
structure strategies, insurance coverage, funding for
benefit plans, and global tax planning;

•Periodically reviews global Treasury activities, including
the use of derivatives and other financial instruments for
risk management purposes;
•Periodically reviews and approves the Company’s use
of the Dodd-Frank swaps exemption;
•Periodically obtains reports from senior management,
including the Chief Information Officer, on information
technology networks and systems, including
cybersecurity and artificial intelligence risks, and related internal controls;
•Periodically obtains reports from the Company’s senior
internal auditing executive, who has direct reporting
obligations to the Committee, on the annual audit plan
and the results of, and management’s response to,
internal audits;
•Periodically obtains reports from the Company’s Chief
Compliance Officer, who has direct reporting obligations
to the Committee, on the Company’s Code of Conduct,
and at least annually, on the effectiveness of the
Company’s compliance and ethics program;
•Reviews with the Company’s Chief Legal Affairs Officer
legal matters that may have a material impact on the
financial statements; and
•Maintains, and reviews with the Company’s senior
internal auditing executive and Chief Compliance
Officer, procedures for complaints regarding accounting,
internal controls, or auditing matters, along with any
significant complaints received.

* Mr. Sweet became chair effective June 1, 2025. ** Mr. Dillon is retiring from the Board at the 2026 Annual Meeting. *** Mr. Mitchill joined the Board on February 6, 2026.	Financially literate Financial expert

2026 Proxy Statement	36

Corporate governance at 3M

Compensation and Talent Committee Meetings in 2025: 5

Anne H. Chow (chair)	David P. Bozeman*	James R. Fitterling	Suzan Kereere

The Board of Directors has determined that all Compensation and Talent Committee members are “independent” under the NYSE listing standards, including the listing standards applicable to compensation committee members. The Board has also determined that each Compensation and Talent Committee member qualifies as a “Non-Employee Director” under Rule 16b-3 of the Exchange Act.

Introduction
The Compensation and Talent Committee reviews the Company’s compensation practices and policies, annually reviews and approves (subject to ratification by the independent directors of the Board) the compensation for the CEO, annually reviews and approves the compensation for the other senior executives, evaluates CEO performance, and reviews and discusses with management of the Company the Compensation Discussion and Analysis prepared in accordance with the
Securities and Exchange Commission’s disclosure rules for executive compensation.
Roles and Responsibilities

•Reviews disclosures in the Company’s Proxy Statement
regarding advisory votes on executive compensation and
the frequency of such votes;
•Approves the adoption, amendment, and termination of
incentive compensation and deferred compensation
programs for employees of the Company;
•Approves the adoption, amendment, or termination of
equity compensation programs or, if shareholder
approval would be required, recommends such actions
to the Board;
•Approves, subject to ratification by the independent
directors of the Board, employment agreements and
severance arrangements for the CEO, as appropriate;
•Approves employment agreements and severance
arrangements for the senior executives of the Company
(other than the CEO), as appropriate;
•Oversees the administration of the Company’s stock and
long-term incentive compensation programs, and
determines the employees who receive awards and the
size of their awards under such programs;
•Approves the adoption and amendment of Company
guidelines covering ownership of Company common
stock by executives, and annually reviews compliance
with these guidelines;

•Reviews and makes recommendations to the Board of
Directors concerning any amendment to a retirement
benefit plan that would require Board approval;
•Annually reviews a risk assessment of the Company’s
compensation policies and practices for its employees;
•Periodically reviews and discusses with the Company’s
management matters relating to internal pay parity;
•Administers the Company’s compensation recoupment /
clawback policy;
•Reviews shareholder proposals relating to executive
compensation matters and makes recommendations to
the Board regarding responses;
•Periodically reviews and discusses with management
matters relating to talent sourcing, skills transformation
and development, attraction and retention strategies,
and culture;
•Periodically reviews with the Chairman/CEO their
assessment of the Company’s senior executives and
succession plans relating to their positions; and
•Has the authority to retain compensation consultants,
counsel, or other advisors as it deems appropriate,
including the authority to approve such advisors’ fees
and retention terms.

The Committee may delegate its authority to subcommittees of one or more Committee members or to senior executives of the Company as it deems appropriate, subject to compliance with applicable laws, rules, regulations, and plan requirements. The Committee has delegated authority to the Company’s Chief Executive Officer and to its Executive Vice
President and Chief Human Resources Officer to grant certain stock-based awards to eligible, non-executive employees, subject to certain limits.

*Mr. Bozeman was appointed to the Committee effective November 4, 2025.

37	3M Company

Corporate governance at 3M

Nominating and Governance Committee Meetings in 2025: 5

Thomas “Tony” K. Brown (chair)	Audrey Choi	David B. Dillon*	Neil G. Mitchill, Jr.**	Pedro J. Pizarro	Thomas W. Sweet

The Board of Directors has determined that all Nominating and Governance Committee members are “independent” under the NYSE listing standards.

Introduction
The Nominating and Governance Committee establishes the Board Membership Criteria, assists the Board by identifying individuals qualified to become Board members, recommends to the Board matters of corporate governance, facilitates the annual review of the performance of the Board and its committees, and reviews and recommends corporate officer succession plans.
Roles and Responsibilities

•Selects and recommends director candidates to the
Board of Directors, in light of the Board Membership
Criteria adopted by the Board, either to be submitted
for election at the Annual Meeting or to fill any
vacancies on the Board, including consideration of any
shareholder nominees for director (submitted in
accordance with the Company’s Bylaws);
•Reviews and makes recommendations to the Board of
Directors concerning the composition and size of the
Board and its committees, the Board Membership
Criteria, frequency of meetings, and changes in
compensation for non-employee directors;
•Reviews the Company’s Corporate Governance
Guidelines at least annually, and recommends any
proposed changes to the Board for approval;
•Develops and recommends to the Board standards to
be applied in making determinations on the types of
relationships that constitute material relationships
between the Company and a director for purposes of
determining director independence;

•Reviews and approves any transaction between the
Company and any related person, which is required to
be disclosed under the rules of the Securities and
Exchange Commission;
•Develops an annual self-assessment process of the
Board and its committees and oversees the process;
•Reviews and makes recommendations to the Board with
respect to the selection of individuals to occupy
corporate officer positions;
•Periodically reviews the corporate contribution program,
which is funded by the Company; and
•Periodically reviews the Company’s positions and
engagement on important public policy, social
responsibility, and corporate governance issues affecting
its business, including political contributions by 3M and
its Political Action Committee, and shareholder
engagement.

* Mr. Dillon is retiring from the Board at the 2026 Annual Meeting. ** Mr. Mitchill joined the Board on February 6, 2026.

2026 Proxy Statement	38

Corporate governance at 3M

Science, Technology & Sustainability Committee Meetings in 2025: 5

Pedro J. Pizarro (chair)*	David P. Bozeman	Audrey Choi	Anne H. Chow

The Board of Directors has determined that all Science, Technology & Sustainability Committee members are “independent” under the NYSE listing standards.

Introduction
The responsibility of the Science, Technology & Sustainability Committee of the 3M Board of Directors is to oversee the twin demands of developing products to meet the ever-changing needs of our customers while ensuring that those products meet the Company’s product safety, quality, and stewardship standards. The Science, Technology &
Sustainability Committee is responsible for providing the general oversight of the significant scientific and technological aspects of 3M’s businesses and the Company’s sustainability and stewardship activities.
Roles and Responsibilities

•Monitors and reviews the overall strategy, direction, and
effectiveness of the Company’s research and
development activities;
•Reviews management’s strategy and allocation of
resources for research and development activities,
including product line extensions and new
product platforms;
•Reviews the Company’s policies and programs on health
and safety; sustainability; and environmental and product
stewardship, including for compliance with all applicable
laws and regulations;

•Assists the Board in identifying and analyzing significant
emerging science and technology (including digital
technology and artificial intelligence), disruptive
innovations, sustainability, and other related issues that
may impact the Company’s overall business strategy
and operations; and
•Annually reviews the Company’s sustainability report.

*Dr. Pizarro became chair effective August 15, 2025.
Meeting attendance
During 2025, the Board of Directors held five regularly scheduled meetings. Overall attendance at Board and committee meetings was 99 percent. During 2025, all of our director nominees who were directors during 2025 attended at least 95 percent of all Board and committee meetings on which they served.
The Company has a long-standing policy that directors are expected to attend the Annual Meeting of Shareholders, unless extenuating circumstances prevent them from attending. All of the members of the 2025 Board attended last year’s Annual
Meeting of Shareholders.

39	3M Company

Corporate governance at 3M

Director compensation
Philosophy and process
The N&G Committee is responsible for reviewing and making recommendations to the Board regarding all changes to the compensation of our non-employee directors. The Board reviews the recommendations of the N&G Committee and determines the form and amount of director compensation.
In developing its recommendations, the N&G Committee is guided by the following goals:
•Compensation should fairly pay directors for work required in a company of 3M’s size and complexity;
•A significant portion of total compensation should be paid in common stock (or common stock equivalents) to align directors’ interests with the long-term interests of shareholders; and
•The structure of director compensation should be simple and transparent.
The N&G Committee works with an independent compensation consultant to support its objective of maintaining a reasonable and appropriate program. For 2025, Frederic W. Cook & Co., Inc. (FW Cook) provided the N&G Committee with advice on the compensation of non-employee directors, and analyzed market data on director compensation at the same peer group of companies that the Compensation and Talent Committee uses to inform its decisions regarding the compensation of the Named Executive Officers. Neither the Company nor the N&G Committee has any arrangement with any other compensation consultant who has a role in determining or recommending the amount or form of director compensation. See “Peer group” on page 58 for more information on the peer group.
Directors who are employees of the Company do not receive payment for their Board service.
Elements of annual compensation for non-employee directors
Our non-employee directors receive annual compensation, as summarized below, that is intended to approximate the peer-group median mix (cash vs. equity) and provide an overall target compensation package that is consistent with 3M’s size and market-capitalization value relative to its peers. To better align the interests of our directors with those of our shareholders, the annual stock retainer is subject to a rigorous hold-until-departure requirement. See “Peer group” on page 58 for more information on the peer group.

In May 2025, the N&G Committee considered a director compensation study prepared by FW Cook and recommended not to change the non-employee directors’ compensation arrangements, which the Board accepted.

Annual Retainer*

Annual Lead Independent Director
and Committee Chair Fees*
Lead Independent Director – $45,000

N&G Committee Chair – $20,000
Other Committee Chairs – $25,000
Abbreviations: N&G = Nominating and Governance
*Unless a director elects otherwise (see “Alternative times and forms of payment” below), the annual cash retainer, the annual Lead
Independent Director fee, and the annual Committee Chair fees are paid in cash on a quarterly basis, and the annual stock retainer is paid shortly after the Annual Meeting in deferred stock units (DSUs). All such cash fees are prorated based on the number of days of relevant service during the calendar quarter in which the fees are earned, and directors joining the Board after the Annual Meeting receive a prorated annual stock retainer.

2026 Proxy Statement	40

Corporate governance at 3M

DSUs. Each DSU represents the right to receive one share of 3M common stock at a future date. For fees paid in DSUs, the number of units credited to a director’s recordkeeping account is determined by dividing the value of the fees to be paid by the closing price of a share of 3M common stock on the NYSE for the last trading day immediately preceding the earliest date such amount otherwise could have been paid to the director if taken on a current basis. The Company also credits the director’s account with additional DSUs for each ordinary cash dividend paid on the Company’s common stock.
Appropriate adjustments to the DSUs credited to each director’s account will be made for stock splits, stock dividends, spin-offs, mergers, consolidations, payments of dividends other than in cash, and similar circumstances affecting 3M common stock. Unless a different time or form of payment is elected (see “Alternative times and forms of payment”
below), the shares of 3M common stock underlying the DSUs will be distributed in a single lump sum during the month of
January in the first year after the director leaves the Board.
Alternative times and forms of payment. In lieu of receiving all or a portion of the annual stock retainer in DSUs, a director may elect to receive shares of 3M common stock on a current basis; however, the net after-tax portion of such shares must be retained by the director until they leave the Board. Similarly, in lieu of cash fees, a director may opt to receive 3M common shares, DSUs, or deferred cash. Directors may also elect to receive distribution of their deferred cash or settlement of their DSUs as follows:
•a single lump sum during the month of January in the first or second year following the year in which they leave the
Board; or
•in a series of three, five, or ten annual installments beginning during the month of January in the first year after they leave the Board.
2025 director compensation table
The table below shows the amounts earned by our non-employee directors (other than Mr. Mitchill) in 2025. As Mr. Mitchill joined the Board on February 6, 2026, he did not earn any director compensation during 2025.

Non-Employee Director	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	All other compensation ($)(3)	Total ($)
David P. Bozeman(4)	126,000	246,822	858	373,680
Thomas “Tony” K. Brown(5)	160,000	195,000	612	355,612
Audrey Choi	140,000	195,000	998	335,998
Anne H. Chow(5)	165,000	195,000	965	360,965
David B. Dillon(4)(5)	150,440	195,000	869	346,308
James R. Fitterling(5)	185,000	195,000	252	380,252
Amy E. Hood(4)	51,154	—	26,321	77,475
Suzan Kereere	140,000	195,000	711	335,711
Gregory R. Page(4)(5)	100,883	195,000	25,000	320,883
Pedro J. Pizarro(4)(5)	149,443	195,000	304	344,747
Thomas W. Sweet(4)(5)	154,560	195,000	929	350,490
FOOTNOTES TO 2025 DIRECTOR COMPENSATION TABLE
(1)This column represents the amount of all fees earned or paid in cash for services as a director, or fees earned or paid in equity in lieu of cash at the director’s election, including the annual cash retainer and the annual Lead Independent Director and Committee Chair fees. All directors elected to receive their cash fees in cash for 2025, except for Mr. Fitterling, who in December 2024 elected to receive DSUs in lieu of all cash fees earned in 2025, which resulted in the issuance of 1,196 DSUs to Mr. Fitterling throughout 2025, excluding adjustments for dividend equivalents. See “Security ownership of management” beginning on page 99 for more information concerning all 3M stock-based holdings of the directors.
(2)This column represents the grant date fair value of the stock awards made in 2025, computed in accordance with Financial
Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (referred to as
“ASC Topic 718”). In addition to the amount of $195,000 shown for the annual stock retainer each director received shortly after his or her election to the Board at the 2025 Annual Meeting, the amount shown for Mr. Bozeman includes $51,822 attributable to the

41	3M Company

Corporate governance at 3M

prorated annual stock retainer he received for his service to the Board from the date of his appointment on February 6, 2025, through the date of the 2025 Annual Meeting.
The Company does not grant stock options to non-employee directors. Since all stock awards vest on the grant date, there are no unvested stock awards outstanding at year-end.
(3)This column includes the incremental cost of complimentary 3M products provided to directors and charitable contributions made by the Company on a director’s behalf. Non-employee directors are eligible to participate in the Company’s matching gift program on the same terms as 3M employees. Under this program, 3M will match up to $1,000 per year in contributions made by each director to eligible charitable organizations. 3M also makes a $25,000 donation to a charitable organization or public school in honor of each director who retires from the Company during the year, as reflected in the amounts reported for Ms. Hood and Mr. Page.
(4)Director compensation is prorated according to the effective date of election, appointment, or retirement: Mr. Bozeman was appointed to the Board, effective February 6, 2025; Ms. Hood and Mr. Page retired from the Board, effective May 13, 2025, and August 11,
2025, respectively; Mr. Sweet succeeded Mr. Dillon as Chair of the Audit Committee, effective June 1, 2025; and Dr. Pizarro succeeded Mr. Page as Chair of the Science, Technology & Sustainability Committee, effective August 15, 2025.
(5)Lead Independent Director or Committee Chair during all or a portion of 2025.
Reasonableness of non-employee director compensation
As described above, our philosophy on director compensation is to pay directors fairly for the work required in a company of our size and complexity, provide a significant portion of the total compensation in the form of equity-based compensation to align directors’ interests with the long-term interests of our shareholders, and structure compensation in a simple and transparent manner. We believe that the application of this philosophy has resulted in a non-employee director compensation program that reflects best-in-class design with the following provisions:
•Retainer-only compensation delivered in a combination of cash and stock-based awards, with no fees for attending meetings that are an expected part of board service.
•Additional retainers for special roles with greater responsibilities, such as Lead Independent Director and committee chairs, to recognize the incremental additional time and effort required.
•Equity delivered in the form of current or deferred full-value shares, where annual grants are based on a competitive fixed-value formula and immediate vesting helps avoid director entrenchment.
•A requirement that directors hold until the end of their Board service all annual stock retainers earned, which includes net after-tax shares attributable to current payments and pre-tax shares attributable to deferrals.
•Flexible, voluntary deferral provisions.
•No material benefits or perquisites.
•Our 2016 Long-Term Incentive Plan, most recently approved by shareholders at the 2021 Annual Meeting, includes a
$600,000 annual compensation limit on all forms of compensation for non-employee directors.
Stock retention requirement
The Board requires each director to hold the net after-tax shares (or, if deferred, a number of DSUs equal to the number of pre-tax shares underlying the DSUs) attributable to all annual stock retainers earned until the director leaves the Board.
See “Security ownership of management” beginning on page 99 for additional information regarding the stock-based holdings of the directors and director nominees.

Shares or DSUs issued to 3M’s directors as part of their annual stock retainer are subject to rigorous hold-until-departure requirements.

2026 Proxy Statement	42

Corporate governance at 3M

Prohibition of hedging, pledging, and other actions

The Company’s stock trading policies prohibit the Company’s directors and executive officers from (1) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (2) engaging in short sales related to the Company’s common stock; (3) placing standing orders for 3M securities; (4) maintaining margin accounts; and (5) pledging 3M securities as collateral for a loan. All discretionary transactions in 3M securities by directors and executive officers must be pre-cleared with the Company’s Legal Affairs department and conducted during approved trading windows.

•No hedging •No short sales •No standing orders •No margin accounts •No pledging

43	3M Company
Ratification of the appointment
of independent registered public
accounting firm for 2026
•Ratify the appointment of PwC as 3M’s independent registered public accounting firm for 2026.
•Based on its assessment of the qualifications and performance of PwC, the
Audit Committee believes that it is in the best interests of the Company and its shareholders to retain PwC.

Voting Recommendation

“FOR” this proposal

The Audit Committee is directly responsible for the appointment, compensation (including approval of all fees), retention, and oversight of the Company’s Independent Accounting Firm retained to perform the audit of our financial statements and our internal control over financial reporting.
The Audit Committee has appointed PwC to serve as 3M’s Independent Accounting Firm for 2026. PwC has been 3M’s
Independent Accounting Firm since 1998. Prior to that, 3M’s Independent Accounting Firm was Coopers & Lybrand from
1975 until its merger with Price Waterhouse in 1998. In accordance with Securities and Exchange Commission rules and
PwC policy, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of the Company’s lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.
The Audit Committee annually reviews PwC’s independence and performance in connection with the Audit Committee’s determination of whether to retain PwC or engage another firm as our Independent Accounting Firm. In the course of these reviews, the Audit Committee considers, among other things:
•PwC’s historical and recent performance on the 3M audit, including input from those 3M employees with substantial contact with PwC throughout the year about PwC’s quality of service provided, and the independence, objectivity, and professional skepticism demonstrated throughout the engagement by PwC and its audit team;
•an analysis of PwC’s known legal risks and significant proceedings;
•external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports on PwC and its peer firms;
•PwC’s independence;
•the appropriateness of PwC’s fees, on both an absolute basis and as compared to 3M’s peers;
•PwC’s tenure as our independent auditor and its familiarity with our global operations and businesses, accounting policies and practices and internal control over financial reporting; and
•PwC’s capability and expertise in handling the breadth and complexity of our global operations.
Based on this evaluation, the Audit Committee believes that PwC is independent and that it is in the best interests of the
Company and our shareholders to retain PwC to serve as our Independent Accounting Firm for 2026.

2026 Proxy Statement	44

Proposal Two

We are asking our shareholders to ratify the selection of PwC as our Independent Accounting Firm for 2026. Although
ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PwC to our shareholders for ratification as a matter of good corporate governance. If the selection of PwC is not ratified, the Audit Committee will consider whether it is appropriate to select another Independent Accounting Firm. Even if the selection is ratified, the Audit
Committee may in its discretion select a different Independent Accounting Firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
PwC representatives are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Recommendation of the Audit Committee

The Audit Committee of the Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for 2026.
Proxies solicited by the Board of Directors will be voted “FOR” ratification unless a shareholder indicates otherwise in voting the proxy.

45	3M Company
Audit Committee report
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The management of the Company is responsible for (i) the preparation of complete and accurate annual and quarterly consolidated financial statements (financial statements) in accordance with generally accepted accounting principles in the United States, (ii) maintaining appropriate accounting and financial reporting principles and policies and internal controls designed to assure compliance with accounting standards and laws and regulations, and (iii) an assessment of the effectiveness of internal control over financial reporting. The Independent Accounting Firm is responsible for planning and conducting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) an audit of the Company’s annual consolidated financial statements and a review of the Company’s quarterly financial statements and expressing opinions on the Company’s financial statements and internal control over financial reporting based on the integrated audits.
In this context, the Audit Committee has met and held discussions with management and the Independent Accounting
Firm regarding the fair and complete presentation of the Company’s results and the assessment of the Company’s internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by the
Company in its financial statements, as well as alternative treatments. Management has represented to the Audit
Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and the Independent Accounting Firm. The Audit Committee has discussed with the Independent Accounting Firm matters required to be discussed pursuant to the applicable requirements of the PCAOB and the Securities and Exchange Commission with Audit Committees.
In addition, the Audit Committee has reviewed and discussed with the Independent Accounting Firm the auditor’s independence from the Company and its management. As part of that review, the Audit Committee has received the written disclosures and the letters required by applicable requirements of the PCAOB regarding the Independent
Accounting Firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the Independent Accounting Firm’s independence from the Company.
The Audit Committee also has considered whether the Independent Accounting Firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the Independent
Accounting Firm is independent from the Company and its management.
The Audit Committee has discussed with the Company’s Internal Audit Department and Independent Accounting Firm the
overall scope of and plans for their respective audits. The Audit Committee meets with the Chief Financial Officer, Internal
Auditor, Chief Compliance Officer, Chief Legal Affairs Officer, and representatives of the Independent Accounting Firm in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

2026 Proxy Statement	46

Audit committee matters

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of
Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”), for filing with the Securities and Exchange
Commission (SEC).
Submitted by the Audit Committee members as of February 3, 2026, the date the Form 10-K was filed with the SEC.*
Thomas W. Sweet, Chair
Thomas “Tony” K. Brown
David B. Dillon**
Suzan Kereere
*Mr. Mitchill joined the Board on February 6, 2026.
**Mr. Dillon is retiring from the Board at the 2026 Annual Meeting.
Audit Committee policy on pre-approval of audit
and permissible non-audit services of the
independent accounting firm
The Audit Committee is responsible for appointing and overseeing the work of the Independent Accounting Firm.
The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the Independent Accounting Firm.
The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the Independent Accounting Firm’s independence is not impaired; describes the Audit, Audit-Related, Tax and
All Other services that may be provided and the non-audit services that may not be performed; and sets forth the pre-
approval requirements for all permitted services. The policy provides for the pre-approval of specific types of Audit, Audit-
Related, Tax and All Other services and a limited fee estimate range for such services on an annual basis. The policy also requires specific pre-approval of all permitted services not already included in the annual pre-approval. The Independent
Accounting Firm is required to report periodically to the Audit Committee regarding the extent of services provided in accordance with their pre-approval and the fees for the services performed to date.
The Audit Committee’s policy delegates to its Chair the authority to address requests for pre-approval of services in certain limited circumstances between Audit Committee meetings. The Chair, in his discretion, must either seek approval by e-mail from the other Audit Committee members, or report any pre-approval decisions to the Audit Committee for its approval at its next scheduled meeting.
The Audit Committee may not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of the Independent Accounting Firm.
All Audit, Audit-Related, Tax and All Other services described in the table were approved by the Audit Committee before services were rendered.

47	3M Company

Audit committee matters

Fees of the independent accounting firm
The following table represents fees billed for professional services rendered by PwC for the audit of the Company’s consolidated financial statements for the years ended December 31, 2024 and 2025, and fees billed for other services rendered by PwC during those periods.
Audit and non-audit fees ($ in millions)

	2024	2025
Audit Fees	$18.4	$18.2
Audit-Related Fees	0.2	0.4
Tax Fees	0.4	0.8
All Other Fees	0.0	0.0
Total	$19.0	$19.4
In the above table, in accordance with Securities and Exchange Commission rules, “Audit” fees consisted of audit work and review services, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, comfort letters, consents, and review of documents filed with the Securities and Exchange Commission. “Audit-related” fees consisted principally of internal control and system audit procedures for periods prior to the rollout of the ERP system, agreed-upon procedures, employee benefit plan audits, and other attestation services. “Tax” fees consisted principally of tax compliance services in foreign jurisdictions, assistance with transfer pricing documentation, and advice on foreign and domestic tax related matters. “All Other” fees, when applicable, consist of licenses for accounting research software and other permissible services that do not fall into the three categories listed above.
Audit Committee restrictions on hiring employees
of the independent accounting firm
The Audit Committee has adopted restrictions on the hiring by the Company of any PwC partner, director, manager, staff, reviewing actuary, reviewing tax professional, and any other persons having responsibility for providing audit assurance on any aspect of PwC’s certification of the Company’s financial statements. Audit assurance includes all work that results in the expression of an opinion on financial statements, including audits of statutory accounts.

2026 Proxy Statement	48
Advisory approval of executive
compensation
•Approve, on an advisory basis, the compensation of our Named Executive
Officers.
•Our executive compensation program appropriately aligns our executives’
compensation with the performance of the Company and its business units, as well as their individual performance.

Voting Recommendation

“FOR” this proposal

Section 14A of the Exchange Act provides our shareholders with the opportunity to approve, on an advisory basis, the compensation of the Named Executive Officers as described in this Proxy Statement. The Company has asked shareholders to vote on this type of proposal, known as a “say-on-pay” proposal, every year since 2011.
We believe that our executive compensation program, as described in the Compensation Discussion and Analysis portion of this Proxy Statement, is consistent with our core compensation principles and is structured to ensure that those principles are implemented. We encourage you to read the entire Compensation Discussion and Analysis to learn more about our executive compensation program and the impact that our financial performance has on the annual and long-
term incentive compensation earned by our leadership team.
We ask that our shareholders approve, on an advisory basis, the compensation of our Named Executive Officers by adopting the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s
Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (including in the Compensation Discussion and Analysis, the accompanying compensation tables, and related narrative).”
While the Board of Directors and the Compensation and Talent Committee intend to carefully consider the results of voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. The Company currently holds advisory votes on the compensation of named executive officers annually. Accordingly, the next such advisory vote is expected to occur at the 2027 Annual Meeting.

Recommendation of the Board

The Board of Directors unanimously recommends a vote “FOR” this proposal for the reasons discussed above. Proxies solicited by the Board of Directors will be voted “FOR” this proposal unless a shareholder indicates otherwise in voting the proxy.

49	3M Company
A letter from the Compensation and
Talent Committee

Anne H. Chow (Chair)	David P. Bozeman	James R. Fitterling	Suzan Kereere
Dear Fellow Shareholders,
In 2025, 3M delivered solid organic growth, driven by our focus on commercial, innovation, and operational excellence.
Under CEO Bill Brown’s leadership, we have advanced our key objectives: innovating for customers, embedding commercial excellence across our businesses, improving service, optimizing capacity, reducing waste, and deploying capital effectively to ensure resiliency through the volatile macroeconomic environment.
Incentivizing shareholder value creation
The Compensation and Talent Committee remains focused on refining our compensation programs across the organization to support strategic priorities, attract and retain top talent, motivate sustained growth, and align incentive plan outcomes with shareholder interests.
We believe that 3M’s workforce continues to be our competitive industry edge. In 2025, the Committee prioritized aligning incentives with strategic priorities and advancing a high-performance culture across the organization. We continued to work with the management team to enhance talent programs, stay in touch with employee sentiment, and expand employee development opportunities to ensure 3M remains an employer of choice, ready to deliver for the evolving business needs of tomorrow.
The 2025 executive compensation program reflects shareholder input and emphasizes long-term performance, introducing a cumulative three-year performance period for performance share awards, which replaced the prior approach of using one-year performance cycles within a three-year performance period. Additionally, beginning in fiscal year 2025, the Committee approved a relative total shareholder return (TSR) payout modifier to strengthen accountability for relative performance and enhance alignment with our shareholders.
Shareholder-aligned compensation payouts
The Committee continues to prioritize its practice of setting rigorous short- and long-term goals that are aligned with 3M’s strategic priorities and incentivize strong performance outcomes.
In line with our full-year 2025 financial performance, TSR performance, and Strategic and Sustainability Scorecard results, the Annual Incentive Plan paid out at 118.9 percent of target (before any adjustment for individual performance) for participants whose payout was based on the Company’s overall performance. The performance shares associated with the 2023-2025 performance period were earned at 118.4 percent of target, consistent with results achieved over that timeframe.

2026 Proxy Statement	50

Executive compensation

2026 Committee priorities
We believe 3M’s performance over the past year is a reflection of strategic focus and solid execution within a well-
structured compensation program. We are proud of the tremendous work the team is delivering and remain confident in the culture of excellence Bill and the refreshed leadership team are building at 3M.
Looking ahead to 2026, the Committee’s top priorities include disciplined oversight of executive compensation to reinforce pay-for-performance alignment, robust succession planning across all leadership levels, and building deep talent pipelines and enhancing our ability to attract and retain individuals with the critical skills required to advance 3M’s science-based innovation, operational execution, and long-term value creation.
On behalf of the full Board and Compensation and Talent Committee, thank you for your continued investment in and support of 3M. We respectfully request your support on the 2026 advisory executive compensation proposal.
Sincerely,
Anne H. Chow, Chair
David P. Bozeman
James R. Fitterling
Suzan Kereere

51	3M Company

Executive compensation

Compensation discussion and analysis
This Compensation Discussion and Analysis (CD&A) describes 3M’s executive compensation program, explains how 3M’s
Compensation and Talent Committee oversees and implements this program, and reviews the 2025 compensation for the executive officers identified below. Throughout this CD&A and elsewhere in this Proxy Statement, we refer to this group of individuals as the “Named Executive Officers” or “NEOs.” The titles shown below reflect the position of each Named
Executive Officer as of March 1, 2026.

NEO	Title
William M. Brown	Chairman and Chief Executive Officer
Anurag Maheshwari	Executive Vice President and Chief Financial Officer
Wendy A. Bauer	Group President, Transportation and Electronics
Christian T. Goralski	Group President, Safety and Industrial
Kevin H. Rhodes	Executive Vice President, Chief Legal Affairs Officer and Secretary

CD&A highlights

Paying for performance	53	Annual incentive	60

2025 compensation decisions — What we pay and why	54	Long-term incentives	67

Compensation policies and practices	55	Consistent and shareholder-aligned framework to assess performance metric adjustments	69

As explained in Appendix A, financial measures presented in this CD&A, including Earnings per Share, Earnings per
Share Growth, Free Cash Flow, Free Cash Flow Growth, Local Currency Sales, Operating Cash Flow, Operating Income,
and Organic Sales Growth, are amounts used for compensation purposes that are non-GAAP financial measures and may include the adjustment of certain special items that the Committee believes are outside the control of management and are not reflective of ongoing operations. See Appendix A to this Proxy Statement for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. The non-GAAP financial measures used herein may not be comparable to similarly titled measures used by other companies and the adjusted amounts used for compensation purposes may differ from the adjusted amounts used by the Company elsewhere or included in the
Company’s Form 10‑K.
See Appendix B to this Proxy Statement for the meaning of certain capitalized terms used throughout this CD&A.

2026 Proxy Statement	52

Executive compensation

Section I: Executive overview
Recent business accomplishments
We continue to drive toward eXcellence, improving every day, executing against our priorities, innovating for customers, and delivering value to shareholders. Some of our noteworthy 2025 accomplishments are summarized below.

Organic Sales Growth

Delivered 2.1% Organic Sales Growth in 2025	23% Increase in 5-year new product sales	Reinvigorated innovation capabilities with 284 new products launched in 2025, +68% YoY

Established a strong commercial eXcellence foundation … increased operating tempo and converted opportunities into wins. Progressed on cross-selling, price governance, and churn

Operational Performance

Delivered strong 2025 financial results including	Improved service, asset utilization, and quality
Established a 3M
eXcellence operating
model across the
organization and
introduced a new
performance culture
focused on clear
expectations, rewarding
performance, and
maintaining a constancy
of purpose

On-time-in-full at highest level in 20 years
Strong Operating Income margin expansion

Introduced “overall equipment effectiveness” metric to consistently measure and improve utilization on 275 of our most important assets
Double-digit Earnings per Share Growth Robust Free Cash Flow generation

Cost of poor quality improvements driven through Kaizen events, automation, AI tools, and process design

Capital Deployment

Created value for investors by driving 2025 total shareholder return (assuming reinvested dividends) of over 26.4% which outperformed the S&P 500 Industrials (up 19.3%) for the same period	Drove Free Cash Flow of $4.4B while investing in research and development and capital improvements to position 3M for future growth	Maintained a strong balance sheet and returned $4.8B to shareholders in 2025 ($3.2B from share repurchases and $1.6B via dividends)

Resolved claims with the state of New Jersey; payments scheduled out to 2050

Portfolio shaping framework in place, small non‑strategic businesses were divested

53	3M Company

Executive compensation

Paying for performance
Annual Incentive Plan payouts: Our 2025 financial performance resulted in Annual Incentive Plan (AIP) payouts of
108.9 percent of target (before any adjustment for individual performance or application of the Strategic and Sustainability
Modifier) for the Named Executive Officers whose payouts were based on the Company’s overall performance. The payout reflects near- or above-target performance on all three performance metrics: Local Currency Sales, Operating
Income, and Operating Cash Flow. After reviewing the Company’s performance against the criteria established in the
Strategic and Sustainability Scorecard, the Committee determined that the Company also met or substantially exceeded expectations for eight of the nine goals, including outperformance in new product launches and reductions in the cost of poor quality. Based on its subjective assessment of the Company’s overall performance against the goals established, the
Committee approved the application of the 10 percent Strategic and Sustainability Modifier to the Annual Incentive Plan
payouts for the executive officers. The Committee deemed the resulting payout to be appropriately aligned with the shareholder experience, where our 2025 total shareholder return was 26.4 percent. See “Annual incentive” beginning on page 60 for more information concerning the calculation of the 2025 AIP payout for each Named Executive Officer, including the threshold, target, and maximum goals and attainments used to calculate the payouts for the Named
Executive Officers who are paid, in part, based on the performance of a business group.

		TSR = Share Price Appreciation + Dividend Yield Note: TSR is for the one-year period ending 12/31/2025 Source: Bloomberg
26.4%	118.9%

1-year TSR	2025 AIP Payout

Performance share award payouts: The three-year performance period for the 2023 performance share awards ended on December 31, 2025. Based on the financial results achieved during 2023-2025, the Named Executive Officers who held 2023 performance share awards (Mr. Rhodes only) received 118.4 percent of the target number of shares subject to their awards. The Committee concluded that the above-target payout on these awards was aligned with the financial results and 21.3 percent annualized total shareholder return delivered over the corresponding three-year performance period.

		TSR = Share Price Appreciation + Dividend Yield (annualized) Note: TSR is for the three-year period ending 12/31/2025 Source: Bloomberg
21.3%	118.4%

3-year TSR	2023 PSA Payout

2026 Proxy Statement	54

Executive compensation

2025 compensation decisions — What we pay and why
The table below shows how the 2025 target Total Direct Compensation of the Named Executive Officers was apportioned among base salary, annual incentives, performance share awards, stock options, and restricted stock units (RSUs), summarizes the rationale for providing and key characteristics of each such element, and lists the performance metrics, weightings, and modifiers used for annual and long-term incentives granted in 2025 (excluding special grants).

CEO(1)	Other NEOs(1)	Why it is provided		Performance metrics, weightings, and modifiers
Key characteristics

		•Compensate executives for day-to-day responsibilities	•Only component of compensation that is considered to be fixed rather than variable in nature

•Motivate
executives to stay
focused on
day-to-day
operations by
aligning a
significant portion
of Total Cash
Compensation
with the near-term
financial
performance of
the Company and
its business units

•Performance metrics and goals
approved by the Committee
•Payouts based on performance
against preestablished goals for a
12-month period
•Payouts tied to individual
performance against
preestablished goals and objectives
and the Committee’s determination
of 3M’s holistic performance
against a set of preestablished
objective strategic and
sustainability metrics
•Payouts cannot exceed 200% of
an executive’s weighted-average
target annual incentive amount

•Local Currency Sales (of
3M or a business unit, as
applicable) vs.
Plan (weighted 33.3%)
•Operating Income (of 3M
or a business unit, as
applicable) vs.
Plan (weighted 33.3%)
•3M Operating Cash Flow
vs. Plan (weighted
33.3%)
•Individual performance
multiplier (0% - 130%)
•Strategic and
Sustainability Scorecard
modifier (±10% of target)

Performance Shares		•Motivate executives to focus on continuously improving performance in key financial metrics believed to drive long-term shareholder value •Retain executive talent
•Performance metrics and goals
approved by the Committee
•Payouts based on cumulative
performance results against
preestablished goals for a three-
year period
•Maximum payout equal to 200% of
the target number of performance
shares
•Cash-settled dividend equivalent
rights that are payable only if the
underlying shares are earned
•Cumulative Earnings per Share (weighted 50%) •Cumulative Free Cash Flow (weighted 50%) •Relative total shareholder return modifier (±20%)

Stock Options(2)		•Motivate executives to build long-term shareholder value •Retain executive talent	•Provide value only if stock price increases •Exercise price equal to the grant date closing price for a share of 3M common stock •Three-year ratable vesting schedule •Maximum term of 10 years	•Vesting is based on continued service, while value of the options is based on stock price appreciation (100%) from the grant date

Restricted Stock Units(2)		•Motivate executives to build long-term shareholder value •Retain executive talent	•Three-year “cliff” vesting schedule •Cash-settled dividend equivalent rights that are payable only if the underlying shares are earned	•Vesting is based on continued service, while value of the RSUs fluctuates based on total shareholder return (100%)

Fixed Pay
Base Salary
Annual Incentives
Incentive-Based At-Risk Pay
Long-Term Incentives
(1)Percentages shown reflect the apportionment (or, in the case of the percentages shown for the Other NEOs, the average apportionment) of the components of target Total Direct Compensation that are expected to be recurring. Such amounts do not reflect special items such as one-time make-whole and inducement awards granted in connection with the commencement of employment or special grants.

55	3M Company

Executive compensation

(2)For 2025, the Committee chose to deliver 50 percent of the target grant value of the annual long-term incentive awards granted to each Named Executive Officer in the form of performance shares. The remaining 50 percent was delivered in the form of stock options for Mr. Brown, and an equal mix of stock options and RSUs for the other NEOs.
Compensation policies and practices
Our compensation program is designed to provide appropriate performance incentives and avoid compensation practices that do not promote the interests of our shareholders.

Market-aligned, competitive target opportunities	The Committee conducts an annual review to ensure that the target executive compensation opportunities are aligned with the market.

Pay and performance alignment	We maintain strong alignment between corporate performance and executive officer compensation by having a majority of Total Direct Compensation consist of incentive-based at-risk compensation.
Independent compensation consultant	The Committee retains an independent compensation consultant who reports directly to the Committee.
Annual compensation risk assessment	The Committee oversees an annual risk assessment of the compensation program to identify and mitigate significant economic and reputational risks in the design of our incentive compensation plans.
Compensation recovery policy enforces stockholder accountability
We maintain a comprehensive clawback policy that covers both cash and equity compensation and includes provisions addressing reputational and financial risk as well as risk management failures. Additionally, our long-term incentive plan provides for forfeiture of awards if an employee engages in misconduct.

Ownership guidelines aligned with stockholders	We maintain robust stock ownership guidelines for executive officers, with the CEO required to hold 6X base salary and the other NEOs 3X.
No dividends on unearned equity awards	Dividends or dividend equivalents are paid only on earned equity awards.
No hedging or pledging common stock	We prohibit our executive officers from hedging or pledging 3M common stock.
No tax gross-ups on executive perquisites	We do not provide any tax gross-ups on executive perquisites, other than for taxable relocation benefits.
Repricing requirements
We do not allow repriced stock options without the approval of 3M shareholders, except for equitable “anti-dilution” adjustments (such as adjustments in connection with a stock split, spinoff, or similar event).

No single-trigger change- in-control benefits
We do not provide any automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-up payments to any of our executive officers upon a change in control, and we do not have any fixed-term employment agreements or change in control agreements with any of our executive officers.

Say-on-pay results
At our 2025 Annual Meeting, 91 percent of the votes cast on our say-on-pay proposal approved the compensation of our named executive officers as disclosed in last year’s Proxy Statement. Based on the high level of support for our say-on-
pay proposal at our 2025 Annual Meeting and the generally positive feedback received from shareholders during our 2025 investor outreach and engagement efforts, we did not make significant changes to our executive compensation program based on the voting results of last year’s say-on-pay proposal. As it has in past years, the Committee will consider the results of this year’s say-on-pay proposal, as well as feedback from our shareholders, when making future executive compensation decisions.
For information concerning our investor outreach efforts, see “Shareholder outreach and engagement” on page 9.

2026 Proxy Statement	56

Executive compensation

Section II: How we determine executive compensation
Principles
The Company’s compensation practices are intended to be fair, reasonable, and competitive in the most-relevant markets to employees based on roles, responsibilities, skills, and performance.
The core principles of our executive compensation program support our pay-for-performance philosophy, as follows:
•Total Direct Compensation should be competitive to attract the best talent to 3M, motivate executives to perform at their highest levels, reward individual contributions that improve the Company’s ability to deliver outstanding performance, and retain those executives with the leadership skills necessary for building long-term shareholder value;
•The portion of Total Direct Compensation that is at-risk and performance-based should increase with the level of an individual’s responsibility;
•The program should balance incentives for delivering outstanding long-term, sustainable performance against the potential to encourage inappropriate risk-taking;
•The metrics and targets for earning performance-based incentives should be consistent and aligned with increasing shareholder value over the long term; and
•A significant portion of each executive’s personal net worth should be tied to the value of 3M common stock as further motivation to build long-term shareholder value and mitigate the risk of inappropriate risk-taking.

57	3M Company

Executive compensation

Roles and responsibilities
Set forth below is a summary of the roles and responsibilities of the key participants that were involved in making compensation decisions for our Named Executive Officers in 2025.

Responsible party	Primary roles and responsibilities relating to compensation decisions
Compensation and Talent Committee (Composed solely of independent, non-employee directors and reports to the Board)
•Reviews the design of, and risks associated with, the Company’s compensation policies and practices;
•Approves the compensation of our Chief Executive Officer, subject to ratification by the independent members of the Board of Directors;
•Approves the compensation of our other Named Executive Officers;
•Approves the performance metrics, goals, modifiers, payout slopes, and other elements used in the performance-based long-term and short-term incentive compensation arrangements of our executive officers;
•Approves annual performance goals and objectives for our Chief Executive Officer;
•Conducts an annual evaluation of our Chief Executive Officer’s performance and reviews such evaluations with the independent members of the Board of Directors; and
•Approves all changes to the composition of the Peer Group.

Independent non- employee members of the Board of Directors
•Considers the Committee’s annual evaluation of the performance of our Chief Executive
Officer; and
•Considers the Committee’s actions regarding the compensation of our Chief Executive
Officer and, if deemed appropriate, ratifies such actions.

Independent consultant to the Compensation and Talent Committee* (FW Cook)
•Provides the Committee with advice regarding the design of all elements of the Company’s executive compensation program;
•Reviews the Company’s compensation policies and practices and, based on its review and expertise, provides an assessment as to whether such policies and practices are reasonably likely to have a material adverse effect on the Company;
•Reviews and provides an independent assessment of materials provided to the Committee by management of the Company;
•Provides advice and recommendations to the Committee regarding the composition of the
Peer Group;
•Provides expert knowledge of regulatory developments, marketplace trends, and best practices relating to executive compensation and competitive pay levels;
•Makes recommendations regarding the compensation of the Named Executive Officers
(including our Chief Executive Officer); and
•Regularly attends and actively participates in meetings of the Committee, including executive sessions.

Chief Executive Officer (Assisted by our Executive Vice President and Chief Human Resources Officer and other Company employees)
•Approves annual performance goals and objectives for the Named Executive Officers
(other than himself);
•Conducts an annual performance evaluation for each of the Named Executive Officers
(other than himself) and presents the results to the Committee; and
•Makes recommendations to the Committee with respect to the compensation of the Named
Executive Officers (other than himself) based on the final assessment of their performance.

*During 2025, the Committee was assisted by its independent compensation consultant, FW Cook. Other than the support it provided to the Committee, FW Cook provided no other services to the Company or to 3M management, except for independent advisory support to the Nominating and Governance Committee regarding the compensation of 3M’s non-employee directors, to ensure that the valuation methodologies and the peer group were consistent with those used for executives and other employees. During the year, the Committee considered an evaluation of the independence of FW Cook based on the relevant regulations of the Securities and Exchange Commission and the NYSE listing standards. The Committee concluded that the services performed by FW Cook did not raise any conflicts of interest that would impair FW Cook’s independence.

2026 Proxy Statement	58

Executive compensation

Use of market data
We compete for executive talent in a global market. To ensure that we are providing Total Direct Compensation that is competitive, the Committee annually considers the available pay data of two peer sources: an executive compensation peer group (referred to as the “Peer Group”) and general industry survey data.
Peer group
The Committee, with assistance from its independent compensation consultant, periodically reviews the composition of the Peer Group to determine whether any changes are appropriate. Following its review in August 2024, FW Cook recommended, and the Committee approved, changes to the Peer Group to better reflect our size in terms of annual revenues, market capitalization, and business characteristics following the Solventum separation.

Entities removed from the Peer Group for 2025	Entities added to the Peer Group for 2025

•Abbott Laboratories	•Carrier Global Corporation
•The Boeing Company	•Colgate-Palmolive Company
•Johnson & Johnson	•Cummins Inc.
•The Procter & Gamble Company	•Dow Inc.
•Ecolab Inc.
•General Dynamics Corporation
•Northrop Grumman Corporation
•Trane Technologies plc
The table below lists the resulting Peer Group members approved by the Committee in August 2024, as recommended by the Committee’s independent compensation consultant and approved by the Committee. The companies in the Peer
Group were selected (1) because they are considered major business-segment competitors used internally for performance comparisons, or (2) based on their similarity to 3M in terms of business(es), annual revenues, market capitalization, and/or competitor for capital or talent. The Committee also uses information on the executive compensation practices at companies in the Peer Group when considering design changes to the Company’s executive compensation program.

2025 Peer Group

•Carrier Global Corporation •Caterpillar Inc. •Colgate-Palmolive Company •Corning Incorporated •Cummins Inc. •Deere & Company •Dow Inc.	•DuPont de Nemours, Inc. •Eaton Corporation plc •Ecolab Inc. •Emerson Electric Co. •General Dynamics Corporation •GE Aerospace •Honeywell International Inc.	•Illinois Tool Works Inc. •Johnson Controls International plc •Kimberly-Clark Corporation •Northrop Grumman Corporation •Parker-Hannifin Corporation •TE Connectivity plc •Trane Technologies plc

At the time the Peer Group was approved in August 2024, 3M’s revenues from continuing operations, post-Solventum separation, and then-current market cap ranked at the 56th and 49th percentiles, respectively.
Following the Committee’s most recent review in May 2025, FW Cook recommended, and the Committee approved, the continued use of the existing Peer Group shown above with no changes. At that time, 3M’s revenues and then-current market cap ranked at the 59th and 75th percentiles, respectively.
The Company uses information on the executive compensation practices at the companies in 3M’s Peer Group from public filings, as well as from surveys conducted by Aon plc.

59	3M Company

Executive compensation

Survey data
The Company also uses data from general industry compensation surveys provided by three consulting firms: Aon plc,
Mercer (US) Inc., and Willis Towers Watson plc, as a secondary reference to validate the reasonableness of the Peer
Group data. For 2025, there were approximately 575 companies represented in these general industry surveys. Although the number and identity of the companies varies from year to year and from survey to survey, each of the companies included in the surveys had annual revenue exceeding $10 billion. Pay data from the surveys is statistically regressed
(based on annual revenues) to recognize the different sizes of the comparator companies relative to the size of 3M. The
Committee does not review the list of companies who participate in the general industry surveys.
How the Committee establishes target compensation levels
As one of many factors used to inform its decisions about overall compensation opportunities and specific compensation elements, the Committee considers data on target total direct compensation opportunities for the Peer Group, with the median generally viewed as the competitive market reference point. However, the Committee does not target specific compensation elements or total compensation to any specific percentile relative to the Peer Group or the broader United
States market. Rather, the Committee applies informed judgment in establishing targeted pay levels for the Named
Executive Officers, considering other factors in addition to peer group data, such as:
•the breadth and complexity of the executive’s duties and responsibilities;
•the quality of the executive’s leadership and experience;
•the executive’s ability to successfully achieve key financial, strategic and operational goals and goals related to
Company culture;
•the annual performance evaluation that our Chief Executive Officer, assisted by 3M’s Executive Vice President and
Chief Human Resources Officer and other Company employees, completes for each Named Executive Officer (other than himself) and the annual performance evaluation that the Committee completes for our Chief Executive Officer, including performance ratings; and
•internal pay equity.

2026 Proxy Statement	60

Executive compensation

Section III: Our 2025 executive compensation program
Base salary
Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance and expected duties. The Committee believes that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Base salaries are reviewed annually, typically in connection with the annual performance review process, and may be further adjusted from time to time in connection with changes in job duties and responsibilities or as otherwise deemed appropriate by the Committee. See “How the Committee establishes target compensation levels” on page 59 for the factors the Committee considers when setting base salaries. The table below shows each NEO’s annual base salary for
2025 in comparison to his or her final annualized base salary for the prior year.

NEO	2024 Annual Base Salary	2025 Annual Base Salary(1)	Change (%)
William M. Brown	$1,800,000	$1,800,000	—%
Anurag Maheshwari	$1,050,000	$1,078,350	2.7%
Wendy A. Bauer	$806,400	$836,237	3.7%
Christian T. Goralski	$783,000	$811,971	3.7%
Kevin H. Rhodes	$914,022	$938,701	2.7%
(1)Effective April 1, 2025.
Annual incentive
3M provides its executives with an opportunity to earn annual incentive compensation under the 3M Annual Incentive
Plan, which we refer to as the “AIP.” Participation in the AIP is intended to align a significant portion of participants’ Total
Cash Compensation with the near-term performance of the Company and its business units. Each executive is assigned a target amount of annual incentive compensation as part of his or her target Total Cash Compensation, but the actual amount paid under the AIP depends on the performance of 3M and its relevant business units and the executive’s individual performance, in each case, measured against pre-established goals and objectives. The table below shows each NEO’s 2025 target annual incentive compensation opportunity in comparison to the prior year.

NEO	2024 target annual incentive opportunity (% of base salary)	2025 target annual incentive opportunity (% of base salary)	Change (%)
William M. Brown	175%	175%	n/a
Anurag Maheshwari	110%	110%	n/a
Wendy A. Bauer	100%	100%	n/a
Christian T. Goralski	100%	100%	n/a
Kevin H. Rhodes	90%	90%	n/a

61	3M Company

Executive compensation

Basic calculation. For 2025, the amount each Named Executive Officer earned under the AIP was calculated as follows:

Total Weighted- Average Target AIP Payout ($)		Business Performance Multiplier (%)		Individual Performance Multiplier (%)		Strategic and Sustainability Modifier (if any) (%)		Annual Incentive Payment ($)
	X		X		±		=

Calculated amount that reflects mid-year changes in the participant’s target annual incentive compensation opportunity		Adjustment factor based on performance against pre-established corporate and business unit goals		Adjustment factor based on individual performance against pre-established goals and objectives, which can be both quantitative and qualitative
Amounts earned
adjusted by ±10% of
the participant’s total
weighted-average
target AIP payout or
left unchanged, based
on the Committee’s
assessment of 3M’s
holistic performance
against a set of pre-
established, objective
metrics
Final AIP payment may range from 0 percent to 200 percent of an individual’s total weighted-average target amount
Business performance factor. The business performance factor is based on performance against pre-established goals for Local Currency Sales, Operating Income, and Operating Cash Flow (beginning in 2026, Free Cash Flow), measured at the 3M Worldwide level, except that Local Currency Sales and Operating Cash Flow are measured at the business unit level for Ms. Bauer and Mr. Goralski. These metrics and weightings were selected because they most strongly align with our business strategy to drive value for 3M. The metrics, relevant business unit (3M Worldwide or business unit, as applicable), financial goals, and results used to calculate the business performance factor for each Named Executive
Officer for the 2025 AIP are shown below.
Business performance factor calculation for Mr. Brown, Mr. Maheshwari, and Mr. Rhodes*
Dollar amounts in millions

Performance metric	Business unit	Threshold ($)	Target ($)	Maximum ($)	Actual vs. target	Payout %	Weighting	Weighted payout %
Local Currency Sales vs. Plan	3M Worldwide	24,178			100%	100.0%		33.3%

		23,052	24,265	25,478
Operating Income vs. Plan	3M Worldwide	5,693			104%	126.7%		42.2%

		4,673	5,498	6,323
Operating Cash Flow vs. Plan	3M Worldwide	5,264			100%	100.0%		33.3%

		4,205	5,256	6,307
Business Performance Factor								108.9%

2026 Proxy Statement	62

Executive compensation

Business performance factor calculation for Ms. Bauer*
Dollar amounts in millions

Performance metric	Business unit	Threshold ($)	Target ($)	Maximum ($)	Actual vs. target	Payout %	Weighting	Weighted payout %
Local Currency Sales vs. Plan	Transportation and Electronics	7,573			100%	100.0%		33.3%

		7,225	7,605	7,985
Operating Income vs. Plan	Transportation and Electronics	1,728			100%	100.0%		33.3%

		1,467	1,726	1,985
Operating Cash Flow vs. Plan	3M Worldwide	5,264			100%	100.0%		33.3%

		4,205	5,256	6,307
Business Performance Factor								100.0%
Business performance factor calculation for Mr. Goralski*
Dollar amounts in millions

Performance metric	Business unit	Threshold ($)	Target ($)	Maximum ($)	Actual vs. target	Payout %	Weighting	Weighted payout %
Local Currency Sales vs. Plan	Safety and Industrial	11,315			100%	100.0%		33.3%

		10,712	11,276	11,840
Operating Income vs. Plan	Safety and Industrial	2,894			109%	160.0%		53.3%

		2,260	2,659	3,058
Operating Cash Flow vs. Plan	3M Worldwide	5,264			100%	100.0%		33.3%

		4,205	5,256	6,307
Business Performance Factor								120.0%
*Results reflect certain adjustments that the Committee believed were appropriate to better reflect the Company’s 2025 operating performance. See Appendix A to this Proxy Statement for a reconciliation of Local Currency Sales, Operating Income and Operating
Cash Flow used for compensation purposes to our results for the most directly comparable financial measures as reported under
GAAP.

63	3M Company

Executive compensation

Committee consideration of 2025 Annual Incentive Plan (AIP) performance targets

•The targets for the AIP performance metrics were established in early 2025.
•When approving the targets, the Committee considered the Enterprise Operating Plan reviewed with the Board for 2025. The process to develop the Enterprise Operating Plan was thorough and comprehensive, taking into account a wide range of inputs, including estimates of Worldwide GDP and Worldwide IPI for 2025, macroeconomic and specific market trends, key enterprise strategies, and various potential scenarios. The
Committee’s approach was intended to ensure that the 2025 performance targets were not only challenging but also incentivized significant progress on the Company’s transformation priorities and appropriately reflected the complex operating environment facing the Company.
•2025 target performance levels are lower on an absolute basis compared to the targets and actuals for 2024, as they reflect only continuing operations following the Solventum separation completed last year. Targets set for
2025 represent year-over-year growth for our continued operations compared to last year’s performance.
•Local Currency Sales vs. Plan targets were set to reflect positive year-over-year growth rates for the
Company and each individual business division, despite anticipated challenging overall macroeconomic and industry conditions
•Operating Income vs. Plan targets required the achievement of double-digit year-over-year growth with an intent to incentivize effective and on-time execution of the restructuring and productivity initiatives planned for
2025
•Operating Cash Flow vs. Plan target was set at a level that reflects a cash flow conversion rate above the median performance of the comparable compensation peers, consistent with the prior year’s practice, and was intended to continue incentivizing effective working capital management
•When the Committee set the 2025 AIP target levels, it recognized the potential for significant cash payments in
2025 due to the 2023 settlement agreements with U.S.-based public water suppliers and for Combat Arms
Earplugs and the potential for additional settlements. Since all potential settlement payments were adjusted out or disregarded when setting initial guidance and it was anticipated that such payments would be similarly adjusted out or disregarded when updating guidance and reporting results throughout the year, the Committee chose not to reflect the settlement payments in the 2025 goals. The Committee instead determined it was appropriate to adjust the performance results used to calculate incentive compensation payouts to closely align with the Company’s reported, non-GAAP financial results, consistent with its historical practice. This approach ensures that participants are compensated based on the Committee’s assessment of the Company’s 2025 operating performance, which closely aligns with the Company’s publicly reported non-GAAP financial results.
•The Committee believes all of the goals were set to be rigorous, consistent and aligned with the Company’s strategic priorities, significant transformation initiatives, internal operating plan, business outlook, objective of increasing long-term shareholder value, commitment to taking actions that reduce risk and uncertainty for the
Company, and pay-for-performance philosophy.

2026 Proxy Statement	64

Executive compensation

Individual performance multiplier. The amount of annual incentive compensation paid to an eligible employee may be increased, decreased, or left unchanged by application of an individual performance multiplier that can range from 0 percent to 130 percent. The Committee determined the individual performance multiplier for each Named Executive
Officer, as shown in the table under “Final 2025 AIP payouts” below, based upon the annual performance evaluation completed for each Named Executive Officer.
2025 individual performance highlights for each NEO who served at the end of the year are outlined below.

William M. Brown
Chairman and Chief Executive Officer
•Continued “Journey to Zero” safety campaign making safety a top priority every day
•Outperformed the macro with positive Organic Sales Growth through sharpened commercial execution
•Delivered sustained improvements in operational performance: on-time-in-full delivery up over
300 bps, overall equipment effectiveness up over 300 bps, and cost of poor quality down 100 bps year-over-year
•Generated strong cash flow, while maintaining discipline on capital deployment and returning capital to shareholders
•Increased new product launches to 284, up by almost 70 percent year-over-year and well ahead of our 2025 target
•Led a stronger performance culture with new behavioral expectations, supported through clear goal alignment, reinforcement in learning and development, and advanced through regular performance conversations
•Advanced the development of 3M’s senior leadership team, including the appointment and onboarding of a new Executive Vice President & Chief Strategy Officer
•Increased volunteerism in our communities from 91,000 to 144,500 hours, up 59 percent year-
over-year
•Delivered a successful Investor Day and subsequent extensive investor outreach
•Set tone from the top on ethical and compliant business conduct, and led actions to continue to address risk and uncertainty across the enterprise

Anurag Maheshwari
Executive Vice President and Chief Financial Officer
•Owned and ensured delivery on all 3M’s capital allocation priorities and delivered improvements in operating income
•Developed a compelling investor strategy, a successful Investor Day and subsequent outreach, with performance results at the end of 2025 tracking ahead of the three-year goals shared with investors
•Led the China and India businesses to above plan performance

Wendy A. Bauer
Group President, Transportation and Electronics
•Through persistence and daily management, delivered financial targets, despite weak auto/
commercial vehicle markets
•Focused on performance culture, driving day-to-day tactical execution, and increased operating speed
•Made good progress on commercial excellence and alignment to key growth verticals

65	3M Company

Executive compensation

Christian T. Goralski
Group President, Safety and Industrial
•Exceeded plan financials through improved commercial excellence, including sales force performance, pricing to offset tariffs, cross-selling, and customer churn management
•Drove outperformance on new product launches and sales
•Increased operating tempo in partnership with supply chain and services, to deliver consistently each quarter

Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer and Secretary
•Strong leadership of litigation and liability risks, including oversight of global government affairs, reaching a proposed settlement with the State of New Jersey to resolve legacy PFAS related claims, and achieving increased insurance recoveries
•Solid intellectual property (IP) oversight – with both patent filings and IP income up
•Effective management of Board processes including new director search and onboarding, and improvements in material preparation

Strategic and sustainability modifier. Amounts earned by the Company’s senior executives may be increased by 10 percent of target, decreased by 10 percent of target, or left unchanged based on the Committee’s assessment of 3M’s overall performance against a scorecard comprised of pre-set strategic and operational goals tied to the Company’s value creation objectives. Beginning in 2026, the Committee will have discretion to apply this modifier on a continuum within a range of minus 10 percent to plus 10 percent of target.
For 2025, the goals approved by the Committee related to the Company’s new product launches, on-time-in-full product delivery, cost of poor quality, operational improvements in environmental and safety performance, progress on key community measures, respectful workplace survey results, and on-time completion of required ethics and compliance training for our global workforce. After reviewing the Company’s performance against the criteria established in the
Strategic and Sustainability Scorecard, the Committee determined that the Company met or substantially exceeded expectations for eight of the nine goals, including outperformance in new product launches and reductions in the cost of poor quality. Based on its subjective assessment of the Company’s overall performance against the goals established, the
Committee approved the application of the 10 percent Strategic and Sustainability Modifier to the AIP payouts for the executive officers.
Final 2025 AIP payouts. At its meeting in February 2026, the Committee approved (and with respect to Mr. Brown, the independent members of the Board of Directors ratified) AIP payments as shown below.

	(a)	(b)	(c)	(d)	(e) = (a) × ((b) × (c) + (d))
Named Executive Officer	Total weighted- average target AIP payout(1) ($)	Business performance factor	Individual performance multiplier	Strategic and sustainability modifier	Approved 2025 AIP payout(2) ($)
William M. Brown	3,150,000	108.9%	100%	10%	3,745,322
Anurag Maheshwari	1,178,389	108.9%	110%	10%	1,529,419
Wendy A. Bauer	828,778	100.0%	100%	10%	911,655
Christian T. Goralski	804,728	120.0%	105%	10%	1,094,414
Kevin H. Rhodes	839,278	108.9%	100%	10%	997,894
(1)Amounts shown reflect mid-year adjustments to base salaries, as applicable.
(2)Due to rounding, the amounts shown may differ slightly from the value determined by applying the formula shown.

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2025 annual long-term incentive awards
After considering 2024 individual performance and the most recent compensation data available from companies in the
Peer Group, the Committee approved (and in the case of Mr. Brown, the independent members of the Board of Directors ratified) the target grant values for the Named Executive Officers’ 2025 annual long-term incentive awards. For 2025, the
Committee chose to deliver each Named Executive Officer’s target grant value using a mix of performance shares, stock options, and RSUs, as set forth in the table below. Amounts shown exclude the target grant value of special awards, such as one-time make-whole and inducement awards granted in connection with the commencement of employment or retention awards (although none of the Named Executive Officers received any such awards in 2025).

Name	Target grant value of 2025 annual performance share awards (1)($)	Target grant value of 2025 annual stock option awards ($)	Target grant value of 2025 annual RSU awards ($)	Aggregate target grant value of all 2025 annual awards ($)
William M. Brown	7,000,000	7,000,000	—	14,000,000
Anurag Maheshwari	2,150,000	1,075,000	1,075,000	4,300,000
Wendy A. Bauer	1,570,000	785,000	785,000	3,140,000
Christian T. Goralski	1,570,000	785,000	785,000	3,140,000
Kevin H. Rhodes	1,465,000	732,500	732,500	2,930,000
(1)Amounts shown reflect the approved target grant value and are not the same as the grant date fair value of performance share awards as calculated pursuant to FASB ASC Topic 718 for financial reporting purposes, which is reported in the Executive
Compensation tables below. The grant date fair value of the performance share awards is determined using a Monte Carlo simulation based on, among other things, assumptions related to stock price volatility and reflects the relative TSR-based payout modifier applicable to the performance share awards.

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Long-term incentives
3M provides its executives with long-term incentives to motivate long-term shareholder value creation and incentivize retention. For 2025, the Committee allocated 50 percent of the target grant value of the annual long-term incentive awards granted to each NEO to performance shares. The remaining 50 percent was delivered in the form of stock options for
Mr. Brown, to strongly align his pay delivery to 3M’s stock price improvement. For each of the other Named Executive
Officers, the remaining 50 percent was equally split between RSUs and stock options to further strengthen alignment with shareholder interests.
In limited circumstances, our employees also may receive other equity awards on an ad hoc basis as new hires or for recognition and retention, promotions, or other purposes. None of the NEOs received any special awards in 2025.
2025 performance share awards
In response to shareholder feedback and to better incentivize focus on long-term performance, the Committee approved several changes to our performance share award program. Starting with the 2025 equity awards, the Committee revised the performance share design to measure financial results cumulatively over the entire three-year performance period, replacing the prior approach of using one-year performance cycles within the three-year performance period. The
Committee also adopted a Relative TSR payout modifier to foster a closer alignment between the long-term incentive program payouts and our shareholder experience over the same performance period.
Vesting of performance shares awarded to our Named Executive Officers in 2025 is tied to the Company’s performance on two equally weighted criteria of Earnings per Share and Free Cash Flow, each measured cumulatively over the three-
year performance period ending on December 31, 2027. These performance criteria were selected because they are aligned with our operating plan and the financial objectives communicated to shareholders, and the Committee believes that they are important drivers of long-term shareholder value. Earned shares are subject to a Relative TSR payout modifier that can increase or decrease the payout by up to 20 percent (but not beyond 200 percent), based on the
Company’s three-year TSR performance relative to the S&P 500 Industrials index.
The actual number of shares of common stock that will be delivered at the end of the three-year performance period may be anywhere from 0 percent to 200 percent of the target number of shares awarded, depending on the Company’s performance over such time period against the goals set forth below, generally subject to continued employment. The
Committee set the goals for these awards consistent with the medium‑term financial plan shared at our Investor Day presentation in February 2025. If the Company’s performance falls between the threshold and target or target and maximum performance levels, the number of shares of 3M common stock earned will be determined by linear interpolation.

(Dollars in millions, except per share amounts)
2025 performance share award targets		2025-2027 ($)	Weighted payout level (% of target)

Earnings per Share	Threshold*	23.00	10%
	Target	25.00	50%
	Maximum	27.00	100%

Free Cash Flow	Threshold*	12,465	10%
	Target	13,850	50%
	Maximum	15,235	100%

Relative TSR Payout Modifier	If the Company’s Relative TSR Percentile rank is: - At or below the 25th percentile - Between the 25th and 75th percentile - At or above the 75th percentile	The otherwise applicable payout percentage will be: - Reduced by 20 percent - Left unchanged - Increased by 20 percent

*No payout is provided for below threshold performance.
The above targets are not a prediction of how 3M will perform during the years 2025 through 2027 or any other period in the future. The sole purpose of these formulas, which were approved by the Committee at the time the awards were

2026 Proxy Statement	68

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granted, is to establish a method for determining the number of shares of 3M common stock to be delivered for the performance share awards described above. 3M is not providing any guidance, nor updating any prior guidance, of its future performance with the disclosure of these formulas, and you are cautioned not to rely on the above targets as a prediction of 3M’s future performance.

Committee consideration of 2025 long-term incentive performance targets

•In 2025, the Committee introduced a long-term incentive plan centered on two key metrics: cumulative Earnings per Share and cumulative Free Cash Flow. These metrics were aligned with the approved payout curve, with threshold, target, and maximum levels corresponding to payout percentages of 20 percent, 100 percent, and
200 percent, respectively.
•The Earnings per Share goal aligns with the three-year financial framework presented at the February 2025
Investor Day. It is anchored to the midpoint of the publicly disclosed 2025 EPS guidance and reflects an implied
EPS growth rate in the high single digits.
•The Free Cash Flow goal implies a conversion range consistent with historical performance, with the target level requiring conversion above 100 percent, which exceeds the Peer Group median of roughly 93 percent as measured over the past three years. The performance levels excluded the impact of certain litigation settlements, consistent with our non-GAAP earnings guidance and reporting.
•The Relative TSR payout modifier requires our relative performance to be at or above the 75th percentile for the payouts to be increased by 20 percent. No payout increase will be provided if our Relative TSR performance falls below the 75th percentile and payouts will be reduced 20 percent if our Relative TSR performance is at or below the 25th percentile.
•When the Committee set the 2025 performance share award goals, it recognized the potential for significant cash payments in 2025 due to the 2023 settlement agreements with U.S.-based Public Water Suppliers and for
Combat Arms Earplugs and the potential for additional settlements. Since all potential settlement payments were adjusted out or disregarded when setting initial guidance and it was anticipated that such payments would be adjusted out or disregarded when updating guidance and reporting results throughout the year, the Committee chose not to reflect the settlement payments in the 2025 goals. The Committee instead decided to adjust the performance results used to calculate incentive compensation payouts to closely align with the Company’s reported, non-GAAP financial results, consistent with its historical practice. This approach ensures that participants are compensated based on the Committee’s assessment of the Company’s 2025 operating performance, which closely aligns with the Company’s publicly reported non-GAAP financial results.
•The Committee believes all of the performance goals were set to be rigorous, consistent and aligned with the
Company’s strategic priorities, significant transformation initiatives, internal operating plan, business outlook, objective of increasing long-term shareholder value, objective of reducing risk and uncertainty, and pay-for-
performance philosophy.

2025 stock options
We grant stock options to provide incentives to increase 3M’s stock price over the long term and support executive retention. Stock options granted to the Named Executive Officers in 2025 as part of their annual long-term incentive compensation have the following features:
•an exercise price equal to the closing price of a share of 3M common stock on the NYSE for the date of grant;
•a ratable three-year vesting schedule; and
•a maximum term of 10 years.
2025 restricted stock units
We grant RSUs to align the interests of our executives with those of our shareholders, and to promote the long-term retention of our executive talent. RSUs granted to the Named Executive Officers in 2025 as part of their annual long-term incentive compensation have the following features:
•a three-year “cliff” vesting schedule; and
•cash-settled dividend equivalent rights that are payable only if the underlying shares are earned.

69	3M Company

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Consistent and shareholder-aligned framework to assess performance metric adjustments
When reviewing and approving performance metric adjustments, the Committee is guided by the principles reflected in the
Annual Incentive & Performance Share Exclusion Policy (referred to as the “Exclusion Policy”), which was last updated by the Committee in 2021. The Committee reviews potential adjustments periodically throughout the year, consistent with the
Exclusion Policy.
In approving incentive program payouts based on 2025 performance, the Committee considered various items, including write-downs and losses on sale related to the divestiture of the precision grinding and finishing business and fused silica business; costs associated with 3M's transformation program, intended as a structural redesign of longer-term manufacturing, distribution, and business process services and locations; certain significant litigation matters; changes in the value of 3M’s remaining ownership in Solventum; the impact of new tariffs enacted in 2025; and 3M’s decision to exit
PFAS manufacturing by the end of 2025.
As part of assessing the appropriateness of the type and magnitude of the 2025 adjustments and the resulting performance attainments and payouts, the Committee considered a range of factors, including the following:

Factor	Committee’s Perspective

Consistency with financial reporting results and the Company’s financial performance
The Exclusion Policy was applied to align our 2025 financial performance results used for compensation purposes with the non-GAAP performance results used in our financial reporting, earnings guidance, and other investor communications. Both our 2025 performance targets and results excluded special items that the Committee deemed unrelated to the Company’s operational performance for the corresponding measurement period. These exclusions included the impact of net costs from significant litigation. While such items may be anticipated, the Committee excludes them from both the performance goals and results, as they do not reflect the Company’s core operating performance in a given year, nor its ongoing business operations. This approach holds the management team accountable for performance results that accurately reflect the Company’s performance, while avoiding unjust rewards or penalties for outcomes that are beyond the management team’s control.

Alignment with shareholders
The Committee also considered that the litigation charges were largely already reflected in the Company’s stock price performance, which significantly impacted the realizable compensation of certain executives for multiple years.

Positive incentives
Failure to exclude litigation settlements and make other adjustments, such as those associated with the PFAS manufacturing exit, could disincentivize management from taking action when it is in the best interests of shareholders but would adversely impact their incentive compensation payouts.

Relationship with decision-making of the current executives
The litigation adjustments were the result of multi-year lawsuits that stem from events taking place many years, even decades prior, unrelated to decision-making of the current management team, including Mr. Brown, Mr. Maheshwari, and Ms. Bauer, each of whom joined 3M in 2024.

Retention of executive leadership team
The Committee determined that it was critical to continue to appropriately incentivize and retain the recently refreshed executive leadership and broader senior management team to drive the Company’s transformation strategy, without penalizing pay with legacy manufacturing and litigation impacts while continuing to encourage long-term shareholder value creation.

In completing its assessment of potential 2025 adjustments, the Committee accepted management’s recommendation not to exclude the impact of new tariffs enacted in 2025. In January 2026, the Committee then reviewed and approved the exclusion of the following special items for purposes of the 2025 AIP and performance share award payout calculations:

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•Write-down and loss on sale related to divestiture of the precision grinding and finishing business and fused silica business;
•Costs associated with 3M's transformation program, intended as a structural redesign of longer-term manufacturing, distribution, and business process services and locations;
•Net costs for significant litigation related to 3M's respirator mask/asbestos (which include Aearo and non-Aearo items),
PFAS-related other environmental, and Combat Arms Earplugs matters;
•Gains in the value of 3M’s remaining ownership in Solventum; and
•PFAS manufacturing exit impacts.
The approved adjustments to 2025 performance results increased the AIP payout (before any adjustment for individual performance or application of the Strategic and Sustainability Modifier) from 46.7 percent to 108.9 percent for the Named
Executive Officers whose payout was calculated on the basis of the Company’s overall performance and increased the percent of target shares to be paid out on the 2023 performance share awards from 99.8 percent to 118.4 percent.
The Committee believes its approach to performance adjustments and its application of adjustments to the 2025 performance results is balanced, aligned with our shareholder interests and experience, in line with market practice related to adjustment policies for litigation settlement charges and other special items, and essential to supporting the
Company’s value creation strategy and efforts to reduce risk and uncertainty, while incentivizing the management team to continue advancing the long-term shareholder value creation strategy.
Status of performance share awards
The Company’s legacy approach to measuring long-term results associated with performance shares issued in 2023 and
2024 resulted in an overlap of performance periods. For example, the performance goals for 2023 performance share awards relate to the years 2023, 2024, and 2025. Similarly, the performance goals for 2024 performance share awards relate to the years 2024, 2025, and 2026, as shown below. Performance against the goals established for the 2023 and
2024 performance share awards is measured separately for each calendar year during the measurement period, with each year weighted as shown below in parenthesis. This structure was intended to reduce motivation to maximize performance in any one period by providing the highest-level rewards only by building sustainable long-term results.
In response to shareholder feedback, the Committee revised the design of the 2025 performance share awards to use a single measurement period for the entire three-year performance period spanning 2025, 2026, and 2027, with results measured cumulatively.

	2023	2024	2025	2026	2027

2023 PSA	Year 1 (50%)	Year 2 (30%)	Year 3 (20%)

2024 PSA		Year 1 (50%)	Year 2 (30%)	Year 3 (20%)

2025 PSA			2025-2027 3-year Performance Period (100%)

The Committee periodically reviews the Company’s performance against the goals established throughout the applicable measurement period. The graphics and tables below summarize the status of the 2023 and 2024 performance share awards held by the Named Executive Officers, as of December 31, 2025. Given the three-year cumulative goals set for the 2025 performance share awards, information regarding performance against the goals set for those awards will be provided following completion of the three-year performance period.

71	3M Company

Executive compensation

Percent of target performance shares accrued by year*
2023 performance
share awards
118.4% Total (actual)
2024 performance
share awards
*Amounts shown reflect the percent of target shares accrued based on the performance results for the specified year. The sum of the percentages accrued for each year during the performance period may differ slightly from the final total payout reported due to rounding.

The final payout percentage for each performance share award issued in 2023 and 2024 equals the sum of the payout percentages for each year during the performance period based on the Company’s performance against the financial goals approved by the Committee at the beginning of the performance period.
For performance shares issued in 2025, the performance results will be measured upon completion of the full three-year performance cycle, ending on December 31, 2027, without interim performance measurement opportunities.

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Executive compensation

2023 PSA (2023-2025 measurement period)

					Payout level (% of target)	Performance year and weighting	Actual result(1)	Percent of target performance shares accrued
		Performance levels for...
		2023	2024	2025
Earnings per Share Growth	Threshold(2)	-6.0%	10.0%	2.0%	6.7%	Year 1 – 50%	-0.4%	16.7%
	Target	-4%-0%	14.0%	5.0%	33.3%	Year 2 – 30%	20.0%	20.0%
	Maximum	1.0%	18.0%	8.0%	66.7%	Year 3 – 20%	11.2%	13.3%
Relative Organic Sales Growth(4)	Threshold(2)	-2.9%	-1.5%	-1.5%	6.7%	Year 1 – 50%	-2.8%	4.2%
	Target	-1.4%-0%	—%	—%	33.3%	Year 2 – 30%	0.9%	16.0%
	Maximum	0.5%	1.5%	1.5%	66.7%	Year 3 – 20%	-0.4%	5.2%
Free Cash Flow Growth	Threshold(2)	-2.0%	2.0%	2.0%	6.7%	Year 1 – 50%	30.3%	33.3%
	Target	3.0%	5.0%	5.0%	33.3%	Year 2 – 30%	4.9%	9.7%
	Maximum	8.0%	8.0%	8.0%	66.7%	Year 3 – 20%	1.5%	—%
							Total	118.4%
2024 PSA (2024-2026 measurement period)(1)

				Payout level (% of target)	Performance year and weighting	Actual result(1)	Percent of target performance shares accrued
		Performance levels for...
		2024(3)	2025/2026(4)
Earnings per Share Growth	Threshold(2)	10.0%	1.0%	6.7%	Year 1 – 50%	20.0%	33.3%
	Target	14.0%	3.25%	33.3%	Year 2 – 30%	11.2%	20.0%
	Maximum	18.0%	5.5%	66.7%	Year 3 – 20%
Relative Organic Sales Growth(5)	Threshold(2)	-1.0%	-1.0%	6.7%	Year 1 – 50%	0.9%	31.7%
	Target	—%	—%	33.3%	Year 2 – 30%	-0.4%	6.8%
	Maximum	1.0%	1.0%	66.7%	Year 3 – 20%
Free Cash Flow Growth	Threshold(2)	$3,430	1.0%	6.7%	Year 1 – 50%	$4,309	33.3%
	Target	$3,810	3.25%	33.3%	Year 2 – 30%	1.5%	3.8%
	Maximum	$4,195	5.5%	66.7%	Year 3 – 20%
						Total	128.9%
(1)Results reflect certain adjustments that the Committee believed were appropriate to better reflect the Company’s performance during the performance period, including to reflect the 2024 separation of the Health Care business. See “Consistent and shareholder-
aligned framework to assess performance metric adjustments” beginning on page 69 for a discussion of the factors reviewed by the
Committee when considering adjustments to the Company’s 2025 performance results. See Appendix A to this Proxy Statement for a reconciliation of Earnings per Share Growth, Organic Sales Growth, Free Cash Flow, and Free Cash Flow Growth used for compensation purposes to our results for the most directly comparable GAAP financial measures. For purposes of calculating growth for any given fiscal year, performance for the fiscal year is compared to the prior year’s actual attainment, except that, for purposes of calculating growth results for 2024, adjustments were made to the prior year’s actual attainments to reflect the separation of our
Health Care business in April 2024.

73	3M Company

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(2)No payout is provided for below threshold performance.
(3)2024 PSA goals were set to align Relative Organic Sales Growth in line with macroeconomic indicators at the start of 2024, with double digit growth in earnings in year 1 and free-cash flow targets reflecting historical trends. Thereafter, earnings and free cash flow were expected to grow in line with the Company’s long-term planning outlook.
(4)For 2025 and 2026, performance hurdles reflect year-over-year growth rate from the prior year’s actual attainment.
(5)The reported level of performance for Relative Organic Sales Growth has been determined, in part, using a weighted blend of
Worldwide IPI and Worldwide GDP, as reported by S&P Global Market Intelligence on or about January 15 of the year following completion of the applicable performance year.
Benefits and perquisites
The Company’s Named Executive Officers participate in the same health care, disability, life insurance, pension, and
401(k) benefit plans available to most of the Company’s U.S. employees. They also are eligible to receive certain additional benefits and perquisites that are provided for the executives’ convenience (relocation assistance for moves required by 3M, financial planning assistance, and meals when attending to 3M business, for example), financial security
(nonqualified deferred compensation plans and additional group term life insurance coverage, for example), personal security (home security equipment/monitoring, for example) or personal health (physical exams and on-site exercise facilities, for example). Our Named Executive Officers and other employees, as well as their spouses and significant others, also may receive Company tickets for sporting or other events and 3M-branded merchandise. The Company believes that the benefits and perquisites offered generally are similar to those of our peers and assist in attracting and retaining executives. In some cases, there is no incremental cost to the Company associated with providing these additional benefits and perquisites (certain tickets to events, for example) or the executives pay all or a substantial portion of the incremental costs incurred by the Company (on-site exercise facilities, for example).
These additional benefits and perquisites generally are provided on a consistent basis only to a limited group of our most senior U.S. employees (including all of the Named Executive Officers), although the need for enhanced personal security equipment and monitoring is assessed and equipment/services provided, if appropriate, only to our Chief Executive
Officer.
The Company also operates aircraft that are used by our senior officers and other employees to conduct Company business. For personal security reasons, the Board of Directors requires our Chief Executive Officer to use private aircraft chartered, leased, or owned by the Company (referred to as “3M Aircraft”), or other private aircraft preapproved by 3M
Security, for all air travel, both business and personal. When our Chief Executive Officer travels on 3M Aircraft, his spouse and other guests also may accompany him.
The incremental cost to the Company of providing these additional benefits to the Named Executive Officers is reflected in the All Other Compensation Table. No tax gross-ups are provided on any of these additional benefits and perquisites other than taxable relocation benefits.

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Section IV: Ways in which we address risk and governance
Stock ownership guidelines
The Company maintains robust stock ownership guidelines that are intended to align the financial interests of 3M’s
Section 16 officers with those of its shareholders. The table below shows the stock ownership guideline for each Named
Executive Officer currently employed by 3M and their compliance status as of December 31, 2025.

	Multiple of measurement date base salary required	Compliance status as of December 31, 2025(1)
Name			Percentage of Named Executive Officers in compliance with the Company’s stock ownership guidelines as of December 31, 2025: 100%
William M. Brown	6X	In compliance
Anurag Maheshwari	3X	In compliance
Wendy A. Bauer	3X	In compliance
Christian T. Goralski	3X	In compliance
Kevin H. Rhodes	3X	In compliance
(1)In accordance with the terms of the stock ownership guidelines, the number of shares required to be beneficially owned by each
Named Executive Officer in order to maintain compliance was most recently recalculated as of December 31, 2025, using the closing price of a share of 3M common stock on the NYSE for such date. Each Named Executive Officer has until December 31, 2028 (May
1, 2029, for Mr. Brown; September 1, 2029, for Mr. Maheshwari; and June 17, 2029, for Ms. Bauer) to acquire beneficial ownership of any additional shares required as a result of the recalculation (or initial calculation).
Calculation of Required Ownership. The number of shares required to be beneficially owned in order to comply with the guidelines is determined by dividing the specified multiple of the executive’s annual base salary on the calculation date by the closing price of 3M common stock on such date.
Calculation Dates. The number of shares required to comply with the guidelines is calculated (or recalculated) on each of the following:
•the date an executive first becomes subject to the guidelines;
•the date an executive’s target ownership multiple increases or decreases due to a change in position; and
•every third anniversary of December 31, 2025.
Grace Period. Each covered executive is expected to attain beneficial ownership of the required number of shares of 3M stock by the later of the fifth anniversary of his or her appointment to the position triggering the calculation date or, if an executive’s required ownership level increases as a result of a triennial recalculation, the third anniversary of the calculation date. If a covered executive who is within the five-year period described above becomes subject to an increased stock ownership requirement as a result of a triennial recalculation, the covered executive will have until the later of (a) the expiration of the five-year compliance window or (b) the third anniversary of the recalculation date to attain the higher level of ownership.
Shares Counted. For purposes of determining compliance with the stock ownership guidelines, the following shares are considered to be beneficially owned by the covered executive:
•shares owned directly by the covered executive or by members of the covered executive’s immediate family;
•shares owned indirectly through the covered executive’s account in the Company’s 401(k) plan or another deferred compensation plan;
•outstanding shares of restricted stock owned by the covered executive; and
•shares underlying outstanding restricted stock units held by the covered executive.
Stock Holding Requirements. If a covered executive is not making adequate progress to meet the specified level of ownership by the end of the grace period, the guidelines provide that he or she must hold a sufficient number of the after-
tax 3M shares received upon the payout of his or her performance shares to be on track to satisfy the required ownership level.
For more information concerning the 3M stock ownership of the Named Executive Officers, see “Security ownership of management” beginning on page 99.

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Prohibition of hedging, pledging, and other actions

The Company’s stock trading policies prohibit the Company’s directors and executive officers from (1) purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the Company’s common stock, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (2) engaging in short sales related to the Company’s common stock; (3) placing standing orders for 3M securities; (4) maintaining margin accounts; and (5) pledging 3M securities as collateral for a loan. All discretionary transactions in 3M securities by directors and executive officers must be pre-cleared with the Company’s Legal Affairs department and conducted during approved trading windows.

•No hedging •No short sales •No standing orders •No margin accounts •No pledging

Policies and practices related to the grant of certain equity awards
The Committee has adopted an equity award grant policy that governs the timing of equity awards made to the
Company’s executive officers and other employees. The policy is designed to help ensure that the grant date for equity awards generally occurs at a time when the Company is not expected to be in possession of material non-public information regarding its business and at a time when the Company is not expected to be imminently disclosing material non-public information that could result in changes to the trading price of our common stock.
Under the policy, the grant of annual long-term incentive awards, including stock options, typically will be approved in the first quarter of each fiscal year, which historically has occurred at the regularly scheduled Committee meeting in February.
The policy provides that if the grant date would fall within the period beginning on the fifteenth day of the last month of a fiscal quarter or fiscal year and ending prior to the third trading day following the filing of the Form 10-Q or Form 10-K covering such fiscal quarter or fiscal year, respectively (such period, the “Closed Period”), the effective date for the annual long-term incentive awards should generally be the first business day following the last day of the Closed Period.
The grant date for off-cycle equity awards, such as one-time awards granted in connection with the commencement of employment, retention awards, or other special grants, generally is set as the first business day of the calendar month following the date of approval or, if later, the first business day of the calendar month after the recipient becomes eligible to receive the grant; provided, however, that if the grant date determined in such manner would fall within a Closed Period, the grant date generally will instead be set as the first business day of the first calendar month following the expiration of the Closed Period.
All stock options will have an exercise price not less than the closing price of a share of 3M common stock on the NYSE for the grant date.
During fiscal year 2025, none of our NEOs were awarded stock options with an effective grant date during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information (other than a current report on Form 8-K disclosing a material new option award grant under Item 5.02(e) of that form), and ending one business day after the filing or furnishing of such report.
Severance benefits
The 3M Executive Severance Plan provides separation payments and benefits to certain U.S. executives, including the
Named Executive Officers, in the event of a qualifying termination of their employment. Among other things, the plan is intended to support talent recruitment and retention objectives (especially at times when there are uncertainties around restructurings and reductions in force) and to provide a consistent approach to executive departures. See “Potential payments upon termination or change in control” beginning on page 86 for additional information concerning the benefits made available under the Severance Plan and the circumstances under which benefits will be made available.

2026 Proxy Statement	76

Executive compensation

Clawback policy and other remedial actions
Clawback policy. The Company’s Board of Directors has adopted a policy under which it is authorized to require reimbursement of certain amounts provided to approximately 275 of the Company’s senior employees, including all of the
Company’s executive officers, as described in the table below.

Potential clawback triggering events	Amounts the board is authorized to recoup
Issuance of noncompliant financial reports. 3M’s issuance of a financial report that, due to the covered executive’s misconduct, is materially noncompliant with Federal securities laws	All profits realized by the covered executive on the sale of Company securities during the 12-month period following the issuance of the noncompliant financial report
Accounting restatement. 3M’s filing of an accounting
restatement of the Company’s financial statements with
the Securities and Exchange Commission to correct an
error that is material to the previously issued financial
statements, or that would result in a material restatement
if the error were corrected in the current period or left
uncorrected in the current period (regardless of whether
the restatement is due to a covered executive’s
misconduct or failure of risk management)

All annual and long-term incentive compensation that is
granted, earned or vested (on a pre-tax basis) based
wholly or in part upon the attainment of a financial reporting measure or the Company’s stock price (e.g., annual cash
incentive and performance-based equity awards) in excess
of amounts that would have been provided based on the
restated financial results. The trigger applies to incentive compensation that is received by current and former
executive officers during the three completed fiscal years
preceding the date that the Company concludes, or
reasonably should have concluded, that the Company is
required to prepare an accounting restatement

Significant misconduct. An act of misconduct by the covered executive that has or might reasonably be expected to cause significant financial or reputational harm to 3M
Annual incentive payments, long-term incentive awards
(including service- and performance-based awards) and
other amounts paid or provided to the covered executive
that would not have been awarded or earned if the
circumstances surrounding the triggering event had been
known to the Committee

Significant risk-management failure. Improper or grossly
negligent failure of a covered executive, including in a
supervisory capacity, to identify, escalate, monitor or
manage, in a timely manner and as reasonably expected,
risks material to the Company, which has or might
reasonably be expected to cause significant financial or
reputational harm to 3M

Annual incentive payments, long-term incentive awards
(including service- and performance-based awards) and
other amounts paid or provided to the covered executive
that would not have been awarded or earned if the
circumstances surrounding the triggering event had been
known to the Committee

During the period beginning on January 1, 2025, through the date of this Proxy Statement, the Company was not required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the
Company’s clawback policy.
Other remedial actions. Whether or not an executive’s actions trigger a potential clawback, 3M also may take other remedial actions to appropriately address employee conduct that is considered detrimental to the Company. Depending on the circumstances, such other actions may include, without limitation, reducing the executive’s duties and responsibilities, limiting the progression of the executive’s career with 3M, reducing the executive’s base salary or target
Total Cash Compensation, reducing the target grant value of the executive’s future long-term incentive compensation awards, causing the forfeiture of the executive’s outstanding long-term incentive awards, or terminating the executive’s employment with 3M.

77	3M Company

Executive compensation

Assessment of risk related to compensation programs
Following completion of a compensation risk assessment, the Company concluded that none of its compensation policies and practices is reasonably likely to have a material adverse effect on the Company. In connection with this assessment, the Company completed an inventory of its executive and non-executive compensation programs globally, with particular emphasis on incentive compensation plans or programs. The Committee’s independent compensation consultant, FW
Cook, conducted a risk assessment of the Company’s executive compensation policies and practices and reviewed the inventory of non-executive compensation programs compiled by management. The scope of the fiscal 2025 risk assessment generally was consistent with that conducted in recent years, through which the Company evaluated the primary components of its compensation plans and practices to identify whether those components, either alone or in combination, properly balanced compensation opportunities and risk.
The Company believes that its overall cash versus equity pay mix, balance of shorter-term versus longer-term performance focus, balance of revenue- versus profit-focused performance measures, stock ownership guidelines, forfeiture provisions, and “clawback” policy all work together to provide our employees and executives with incentives to deliver outstanding performance to build long-term shareholder value, while taking only necessary and prudent risks. In this regard, the Company’s strong ethics and its corporate compliance systems, which are overseen by the Audit
Committee, further mitigate against excessive or inappropriate risk taking. In addition, the Company’s employee sales incentive plans are designed under global guidelines, where oversight of plan terms, administration, and operation is strong and governance roles are segregated.
Based on its consideration of these assessments, the Committee concurred with the Company’s determination that none of its compensation policies and practices is reasonably likely to have a material adverse effect on the Company.
Tally sheets
The Committee periodically reviews a report comparing the amounts of compensation actually received by the Company’s
Named Executive Officers to the amounts reported in its annual proxy statement and summarizing the compensation that would be owed to such individuals in the event of the termination of their employment under certain circumstances.
Reviewing this report helps the Committee better understand the Company’s potential obligations to the Named Executive
Officers following the termination of their employment. It also helps the Committee better assess the risk of any of the
Named Executive Officers leaving the Company prematurely because the Company is not providing sufficient retention incentives.
Compensation and Talent Committee report
In accordance with the Securities and Exchange Commission’s disclosure requirements for executive compensation, the
Compensation and Talent Committee of the Board of Directors of 3M Company (Committee) has reviewed and discussed with 3M management the Compensation Discussion and Analysis. Based on this review and these discussions with 3M management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the 2026 Proxy Statement of 3M Company and 3M Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Submitted by the Compensation and Talent Committee
Anne H. Chow, Chair
David P. Bozeman
James R. Fitterling
Suzan Kereere
Compensation and Talent Committee interlocks
and insider participation
The members of the Committee during 2025 included Ms. Hood, Mr. Page, and the members named in the section titled
“Compensation and Talent Committee” on page 36. No members of the Committee were officers or employees of 3M or any of its subsidiaries during the year, were formerly 3M officers, or had any other relationship requiring disclosure.

2026 Proxy Statement	78

Executive compensation

Executive compensation tables
2025 summary compensation table
The following table shows the compensation earned or received during 2025, 2024, and 2023 by each of 3M’s named executive officers (as determined pursuant to the Securities and Exchange Commission’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	Change in pension value and nonqualified deferred compensation earnings ($)(5)	All other compensation ($)(6)	Total ($)
William M. Brown(7)(8)	2025	1,800,000	—	7,753,852	7,001,242	3,745,322	—	704,593	21,005,009
Chairman and Chief Executive Officer	2024	1,200,000	3,000,000	9,333,492	4,333,801	2,711,725	—	612,013	21,191,031

Anurag Maheshwari(8)(9)	2025	1,071,263	—	3,456,678	1,075,188	1,529,419	—	349,752	7,482,301
Executive Vice President and Chief Financial Officer	2024	350,000	3,150,000	5,833,685	—	495,070	—	120,953	9,949,708

Wendy A. Bauer(8)(10)	2025	828,778	—	2,524,306	785,163	911,655	—	112,875	5,162,777
Group President, Transportation and Electronics	2024	434,215	1,200,000	3,431,707	—	608,301	—	141,301	5,815,524

Christian T. Goralski(8)	2025	804,728	—	2,524,306	785,163	1,094,414	—	180,967	5,389,578
Group President, Safety and Industrial	2024	769,500	—	4,000,054	—	923,426	—	164,372	5,857,352

Kevin H. Rhodes	2025	932,531	—	2,355,346	732,629	997,894	1,620,163	98,243	6,736,806
Executive Vice President, Chief Legal Affairs Officer and Secretary	2024	907,367	—	3,430,172	—	1,050,206	1,353,342	97,487	6,838,574
	2023	872,787	—	3,809,184	—	816,928	1,121,163	87,951	6,708,013

FOOTNOTES TO 2025 SUMMARY COMPENSATION TABLE
(1)For each of Mr. Brown, Mr. Maheshwari, and Ms. Bauer, the amount in the Bonus column reflects a one-time cash hiring bonus negotiated in connection with their commencement of employment with the Company.
(2)The amounts in the Stock Awards column reflect the aggregate grant date fair value of such awards computed in accordance with
ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in
Note 19 to the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in the Company’s
Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 3, 2026. The amounts included in this column for the performance share awards made during 2025 are calculated based on the probable satisfaction of the performance conditions for such awards, determined as of the grant date. The grant date fair values for RSU awards and performance share awards issued in 2023 and 2024 were determined based on the closing stock price on the grant date and the probable satisfaction of performance conditions, as applicable. The grant date fair value for the 2025 performance share awards, which include a relative
TSR modifier, was determined using a Monte Carlo simulation model, to reflect the probability-weighted outcomes of the market-
based performance condition. As a result, the grant date fair value of the 2025 performance share awards may differ from the target grant value approved by the Compensation and Talent Committee (and in the case of Mr. Brown, ratified by the independent members of the Board of Directors). If the highest level of performance is achieved for the most recent performance share awards, the maximum value of the awards at the grant date would be as follows:  Mr. Brown — $14,000,189; Mr. Maheshwari — $4,300,056;
Ms. Bauer — $3,140,201; Mr. Goralski — $3,140,201; and Mr. Rhodes — $2,930,015.
(3)The amounts in the Option Awards column reflect the aggregate grant date fair value of such awards computed in accordance with
ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions made in the calculation of these amounts are included in
Note 19 to the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in the Company’s
Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 3, 2026.
(4)The amounts in the Non-Equity Incentive Plan Compensation column reflect the annual incentive compensation earned by each individual during the year specified pursuant to the Company’s Annual Incentive Plan.
(5)The amounts in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the actuarial increase in the present value (if any) of each individual’s pension benefits under all defined benefit pension plans of the Company, determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See
Note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in the Company’s

79	3M Company

Executive compensation

Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 3, 2026. There were no above-market or preferential earnings on deferred compensation under the Company’s nonqualified deferred compensation programs.
(6)See the All Other Compensation table below for details of the amounts reported for 2025. For eligible employees hired on or after
January 1, 2009, the amounts reported in the All Other Compensation column for each fiscal year include 3M retirement income contributions with respect to the portion (if any) of each Named Executive Officer’s annual incentive payment earned for the year shown, even though the matching contribution was not actually made until after the end of such year.
(7)Mr. Brown joined the Company and was appointed Chief Executive Officer, effective May 1, 2024.
(8)No amounts are reported for Mr. Brown, Mr. Maheshwari, Ms. Bauer, or Mr. Goralski for 2023, since each first became a Named
Executive Officer after those years.
(9)Mr. Maheshwari joined the Company and was appointed Executive Vice President and Chief Financial Officer, effective September 1,
2024.
(10)Ms. Bauer joined the Company and was appointed Group President, Transportation and Electronics, effective June 17, 2024.
2025 all other compensation table

Name	401(k) company contributions ($)(1)	VIP Excess Plan company contributions ($)(2)	Executive life insurance ($)(3)	Personal aircraft use ($)(4)	Other ($)(5)	Total ($)
William M. Brown	28,000	418,126	—	241,897	16,570	704,593
Anurag Maheshwari	28,000	67,520	—	—	254,232	349,752
Wendy A. Bauer	28,000	41,713	14,036	—	29,126	112,875
Christian T. Goralski	27,475	124,456	14,036	—	15,000	180,967
Kevin H. Rhodes	9,530	48,383	23,760	—	16,570	98,243
FOOTNOTES TO 2025 ALL OTHER COMPENSATION TABLE
(1)Amounts shown reflect 3M matching and additional automatic contributions under the tax-qualified 3M Voluntary Investment Plan and
Employee Stock Ownership Plan. All eligible employees under this plan may receive 3M matching contributions on their pre-tax or
Roth 401(k) contributions to the plan on up to five percent of their eligible pay. Eligible employees hired on or after January 1, 2009, also receive additional automatic 3M retirement income contributions equal to three percent of their eligible pay.
(2)Amounts shown reflect 3M contributions under the VIP Excess Plan, a nonqualified defined contribution plan. Eligibility for this plan and the Company contributions is limited to employees whose compensation exceeds a limit established by Federal income tax laws for tax-qualified defined contribution plans. The plan permits eligible employees to save additional amounts from their current cash compensation beyond the contribution limits established by Federal tax laws, and to receive Company contributions similar to those provided under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan.
(3)Amounts shown reflect the premiums paid by the Company on behalf of each individual for additional group term life insurance coverage obtained for them under the Executive Life Insurance Plan.
(4)This amount reflects the aggregate incremental cost to the Company for Mr. Brown's personal use of aircraft chartered, leased, or operated by the Company during 2025 (referred to as “3M Aircraft”). The aggregate incremental cost was calculated by combining the variable operating costs of such travel, including the incremental costs incurred (if any) to charter or lease the aircraft and the incremental costs incurred for fuel, landing fees, parking fees, trip preparation fees, en route communication charges, en route navigation charges, on-board catering, and crew travel expenses. For personal security reasons, the Board of Directors requires our
Chief Executive Officer to use 3M Aircraft for all air travel, both business and personal.
(5)Amounts shown reflect the aggregate expenses incurred by 3M during 2025 for physical examinations, allowances provided to offset tax and financial planning expenses, and relocation expenses paid or reimbursed by the Company to or on behalf of Mr. Brown,
Mr. Maheshwari, and Ms. Bauer in connection with their moves to Minnesota after accepting the Company's offer of employment in
2024. Includes the following amounts for the reimbursement of taxes each executive was required to pay on taxable relocation benefits: Mr. Maheshwari — $114,012 and Ms. Bauer — $5,474. Also includes the following amounts that exceeded the greater of
$25,000 or 10% of the total amount of perquisites for a specific NEO as follows:  Mr. Maheshwari - $125,220 for relocation expenses.

2026 Proxy Statement	80

Executive compensation

Grants of plan-based awards
The following table reflects the various equity and non-equity plan awards granted to the Named Executive Officers during
2025. Except for the annual incentive compensation earned by such Named Executive Officers under the Annual Incentive
Plan, all of the awards referred to in this table were granted under the 2016 Long-Term Incentive Plan.
2025 grants of plan-based awards table

			Estimated future payouts under non-equity incentive plan awards(2)			Estimated future payouts under equity incentive plan awards(3)			All other stock awards: number of shares of stock or units (#)(4)	All other option awards: number of securities underlying options (#)(5)	Exercise or base price of option awards ($/Sh)(6)	Grant date fair value of stock and option awards ($)(7)
Name/ Award type(1)	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William M. Brown
2025 PSA	03/03/25	02/03/25				4,563	45,627	91,254				7,753,852
2025 SO	02/12/25	02/03/25								211,902	148.87	7,001,242
AIP	n/a	n/a	525,105	3,150,000	6,300,000							—
Anurag Maheshwari
2025 PSA	03/03/25	02/03/25				1,401	14,014	28,028				2,381,539
2025 SO	02/12/25	02/03/25								32,542	148.87	1,075,188
2025 RSU	02/12/25	02/03/25							7,222			1,075,139
AIP	n/a	n/a	196,437	1,178,389	2,356,778							—
Wendy A. Bauer
2025 PSA	03/03/25	02/03/25				1,023	10,234	20,468				1,739,166
2025 SO	02/12/25	02/03/25								23,764	148.87	785,163
2025 RSU	02/12/25	02/03/25							5,274			785,140
AIP	n/a	n/a	138,157	828,778	1,657,556							—
Christian T. Goralski
2025 PSA	03/03/25	02/03/25				1,023	10,234	20,468				1,739,166
2025 SO	02/12/25	02/03/25								23,764	148.87	785,163
2025 RSU	02/12/25	02/03/25							5,274			785,140
AIP	n/a	n/a	134,148	804,728	1,609,456							—
Kevin H. Rhodes
2025 PSA	03/03/25	02/03/25				955	9,549	19,098				1,622,757
2025 SO	02/12/25	02/03/25								22,174	148.87	732,629
2025 RSU	02/12/25	02/03/25							4,921			732,589
AIP	n/a	n/a	139,908	839,278	1,678,556							—
FOOTNOTES TO 2025 GRANTS OF PLAN-BASED AWARDS TABLE
(1)Abbreviations: PSA = performance share award; SO = stock option; RSU = restricted stock unit award; AIP = annual incentive pay.
(2)The amounts shown under “Estimated future payouts under non-equity incentive plan awards” reflect the threshold, target, and maximum amounts that may be earned by each individual during 2025 under the Annual Incentive Plan assuming continued
employment through the end of the year. See “Annual incentive” beginning on page 60 for more information.
(3)The amounts shown under “Estimated future payouts under equity incentive plan awards” with respect to performance share awards reflect the threshold, target, and maximum number of shares of 3M common stock that may be earned by each individual pursuant to the relevant award. The actual number of shares of 3M common stock to be delivered as a result of these performance shares will be determined by the performance of the Company during the three-year performance period of 2025, 2026, and 2027, as measured against two performance criteria selected by the Compensation and Talent Committee (Earnings per Share and Free Cash Flow) and
the potential application of a Relative TSR modifier. See “Long-term incentives — 2025 performance share awards” beginning on page 67 for more information on the performance criteria and formulas used to determine the final number of shares of 3M common stock payable pursuant to these performance share awards. For additional information regarding the valuation methodology and assumptions used in determining the grant date fair value of these awards, see footnote 7 below.
(4)The amounts shown in this column reflect the number of shares of 3M common stock subject to restricted stock unit awards granted to each individual during 2025. The restricted stock unit awards granted on February 12, 2025, were part of the Company’s annual equity grants made to approximately 1,200 employees and they will vest in full on the third anniversary of the grant date.

81	3M Company

Executive compensation

(5)The amounts shown under “All other option awards” reflect the number of shares of 3M common stock subject to nonqualified stock options granted to each individual during 2025. The options granted on February 12, 2025, were part of the Company’s annual equity grants made to approximately 1,200 employees, and they vest in installments of one-third on each of the first three anniversaries of the grant date.
(6)The exercise price for all stock options granted to the Named Executive Officers is set at the closing price at which 3M common stock traded on the NYSE on the option grant date.
(7)The amounts shown under “Grant date fair value of stock and option awards” were determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures, and, in the case of performance share awards, were determined using a Monte Carlo simulation model, to reflect the probability-weighted outcomes of the market-based performance condition. Assumptions made in the calculation of these amounts are included in Note 19 to the Company’s audited financial statements for the fiscal year ended
December 31, 2025, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on
February 3, 2026.

2026 Proxy Statement	82

Executive compensation

2025 outstanding equity awards at fiscal year-end table

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
William M. Brown	70,365	140,731	(2)	97.15	05/02/34
	—	211,902	(3)	148.87	02/11/35
						17,157	(4)	2,832,964
									89,210	(5)	14,730,355
									51,468	(5)	8,498,396
									91,254	(6)	14,809,612
Anurag Maheshwari	—	32,542	(3)	148.87	02/11/35
						21,889	(7)	3,583,667
						4,865	(8)	796,498
						7,222	(9)	1,177,330
									9,730	(5)	1,592,996
									28,028	(6)	4,548,664
Wendy A. Bauer	—	23,764	(3)	148.87	02/11/35
						7,952	(10)	1,307,468
						9,103	(11)	1,496,715
						5,274	(9)	859,767
									18,206	(5)	2,993,431
									20,468	(6)	3,321,752
Christian T. Goralski	4,902	—		154.69	02/06/27
	3,558	—		205.62	02/05/28
	4,653	—		177.01	02/04/29
	7,375	—		138.39	02/03/30
	6,731	—		154.04	02/01/31
	14,751	—		142.94	02/07/32
	—	23,764	(3)	148.87	02/11/35
						5,639	(12)	968,376
						20,587	(13)	3,399,325
						5,274	(9)	859,767
									41,174	(5)	6,798,650
									20,468	(6)	3,321,752
Kevin H. Rhodes	7,669	—		154.69	02/06/27
	6,501	—		205.62	02/05/28
	5,435	—		177.01	02/04/29
	4,307	—		138.39	02/03/30
	3,366	—		154.04	02/01/31
	—	22,174	(3)	148.87	02/11/35
						17,904	(12)	3,074,644
						17,075	(13)	2,819,424
						4,718	(9)	769,128
									35,308	(5)	5,830,057
									19,098	(6)	3,099,414
FOOTNOTES TO 2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
(1)The amounts shown in this column represent (a) the number of unearned restricted stock units or performance shares shown, as applicable, multiplied by (b) the sum of (i) the closing price of a share of 3M common stock on the NYSE for December 31, 2025

83	3M Company

Executive compensation

($160.10) and (ii) the aggregate amount of cash-settled dividend equivalents accrued through December 31, 2025, on each restricted stock unit or performance share, as applicable.
(2)These stock options will vest in installments of one-half on each of May 3, 2026, and May 3, 2027.
(3)These stock options vested or will vest in installments of one-third on each of February 12, 2026, February 12, 2027, and February
12, 2028.
(4)These restricted stock units will vest in installments of one-half on each of May 3, 2026, and May 3, 2027.
(5)The shares of 3M common stock to be delivered as a result of the Company’s performance over the three-year performance period ending December 31, 2026, will not vest until December 31, 2026. Under the terms of the awards, these shares of 3M common stock will be delivered no later than March 15, 2027, unless deferred by the executive. In accordance with Securities and Exchange
Commission regulations, the number of shares and payout value for these performance shares reflect the maximum payout under the formula for this grant since the Company’s performance during the first two years of the three-year performance period exceeded the target levels for this grant.
(6)The shares of 3M common stock to be delivered as a result of the Company’s performance over the three-year performance period ending December 31, 2027, will not vest until December 31, 2027. Under the terms of the awards, these shares of 3M common stock will be delivered no later than March 15, 2028. In accordance with Securities and Exchange Commission regulations, the number of shares and payout value for these performance shares reflect the maximum payout under the formula for this grant since the
Company’s overall performance following the first year of the three-year performance period was on track to exceed the target level for this grant.
(7)These restricted stock units will vest in installments of one-half on each of October 1, 2026, and October 1, 2027, or immediately in the event of Mr. Maheshwari’s termination of employment by the Company for reasons other than misconduct.
(8)These restricted stock units will vest in full on October 1, 2027.
(9)These restricted stock units will vest in full on February 12, 2028.
(10)These restricted stock units will fully vest on July 1, 2026, or immediately in the event of Ms. Bauer’s termination of employment by the Company for reasons other than misconduct.
(11)These restricted stock units will vest in full on July 1, 2027.
(12)These restricted stock units vested in full on February 7, 2026.
(13)These restricted stock units will vest in full on February 6, 2027.
2025 option exercises and stock vested table

	Option exercises and stock vested
	Option awards			Stock awards
Name	Number of shares acquired on exercise (#)		Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)		Value realized on vesting ($)(2)
William M. Brown	—		—	8,577	(3)	1,242,893
Anurag Maheshwari	—		—	10,944	(4)	1,738,892
Wendy A. Bauer	—		—	7,951	(5)	1,245,683
Christian T. Goralski	13,043	(6)	156,441	—		—
Kevin H. Rhodes	14,826	(6)	215,847	32,589	(7)	5,383,181
FOOTNOTES TO 2025 OPTION EXERCISES AND STOCK VESTED TABLE
(1)The amount shown in this column was determined by multiplying the number of shares acquired on exercise by the difference between the closing price of a share of 3M common stock on the NYSE for the exercise date and the per share exercise price of the options.
(2)The amounts shown in this column represent (a) the number of shares acquired on vesting, multiplied by (b) the sum of (i) the closing price of a share of 3M common stock on the NYSE for the vesting date and (ii) the aggregate amount of cash-settled dividend equivalents payable on each share issuable pursuant to the restricted stock units or performance shares that were earned.
(3)Reflects the number of shares earned by Mr. Brown upon the vesting of restricted stock units granted to him under the 2016
Long-Term Incentive Plan. All 8,577 of these shares were attributable to restricted stock units granted on May 3, 2024.
(4)Reflects the number of shares earned by Mr. Maheshwari upon the vesting of restricted stock units granted to him under the 2016
Long-Term Incentive Plan. All 10,944 of these shares were attributable to restricted stock units granted on October 1, 2024.

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(5)Reflects the number of shares earned by Ms. Bauer upon the vesting of restricted stock units granted to her under the 2016 Long-
Term Incentive Plan. All 7,951 of these shares were attributable to restricted stock units granted on July 1, 2024.
(6)Mr. Goralski and Mr. Rhodes each exercised a stock option granted on February 3, 2015, with an exercise price of $146.05 per share, and a stock option granted on February 2, 2016, with an exercise price of $130.14 per share. Mr. Goralski and Mr. Rhodes exercised their 2015 options for 6,393 and 6,850 shares, respectively, and their 2016 options for 6,650 and 7,976 shares, respectively.
(7)Reflects the number of shares earned by Mr. Rhodes upon the vesting of restricted stock units and performance shares granted to him under the 2016 Long-Term Incentive Plan. Of this total number of shares, 9,135 were attributable to restricted stock units granted on February 8, 2022, 203 were attributable to restricted stock units granted on February 12, 2025, and 23,251 were attributable to his
2023 performance shares for which the three-year performance period was completed on December 31, 2025.
Pension benefits
The following table shows the present value of the accumulated benefits payable to each of the Named Executive
Officers, as well as the number of years of service credited to each individual, under each of the Company’s defined benefit pension plans determined using the same interest rate and mortality assumptions as those used for financial statement reporting purposes. See Note 13 to the Company’s audited financial statements for the fiscal year ended
December 31, 2025, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange
Commission on February 3, 2026.
2025 pension benefits table

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefits ($)	Payments during last fiscal year ($)
William M. Brown	None	—	—	—
Anurag Maheshwari	None	—	—	—
Wendy A. Bauer	None	—	—	—
Christian T. Goralski	None	—	—	—
Kevin H. Rhodes	Employee retirement income plan	25	1,325,836	—
	Nonqualified pension plan	25	5,594,506	—
The Employee Retirement Income Plan (ERIP) is a tax-qualified defined benefit pension plan maintained by 3M for eligible employees in the United States. Effective January 1, 2001, the Company amended the ERIP to include a pension equity formula for (1) employees hired or rehired on or after January 1, 2001, and (2) employees who voluntarily elected the pension equity formula during a one-time choice election period in 2001. The ERIP was closed to new participants effective January 1, 2009. As a result, Mr. Brown, Mr. Maheshwari, Ms. Bauer, and Mr. Goralski do not participate in the plan.
Mr. Rhodes participates under the pension equity formula of the ERIP (referred to as the Portfolio II Plan). All benefits
Mr. Rhodes earns under the ERIP will be payable in the form of a life annuity unless, at the time his employment ends, he elects to receive his entire earned pension benefit as a single lump-sum cash payment.
Under the Portfolio II Plan, employees earn pension credits (from 3 percent to 12 percent) for each year of employment based on their age and accumulated years of service under the plan. Once their employment ends, these accumulated pension credits are multiplied by their high-four average annual earnings. An additional amount is calculated by multiplying one-half of the accumulated pension credits by the employee’s high-four average annual earnings (determined based on their base salary and target annual incentive compensation) in excess of a Social Security integration level (70 percent of the Social Security taxable wage base in the year employment ends). The sum of these two amounts is then converted into an annuity payable over the lifetime of the employee using fixed conversion factors. The Portfolio II Plan does not provide any subsidies for early retirement.
As a tax-qualified plan, the ERIP is subject to limits that apply to both the amount of earnings that may be considered when determining benefits, as well as the maximum amount of benefits that an employee may earn. The Nonqualified
Pension Plan is designed to provide additional benefits to employees, including the Named Executive Officers, who are affected by these limits. Benefits under the Nonqualified Pension Plan generally equal the amount an employee could not

85	3M Company

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earn under the ERIP as a result of the limits imposed by Federal tax laws. The benefits earned under this Nonqualified
Pension Plan generally are paid in the form of a single lump-sum cash payment following the termination of their employment (subject to any applicable delay under Federal tax laws).
As of December 31, 2028, benefit accruals for non-union employees under the Company’s U.S. defined benefit pension plans, including the ERIP and the Nonqualified Pension Plans, will cease.
Nonqualified deferred compensation
The following table reflects the participation during 2025 by the Named Executive Officers in three nonqualified deferred compensation plans maintained by the Company. The Deferred Compensation Excess Plan allows eligible employees to defer for a number of years or until retirement from the Company the receipt of a portion of their base salary and annual incentive compensation. The Performance Awards Deferred Compensation Plan allowed eligible employees to defer for a number of years or until retirement from the Company the payout of any performance share awards they received under the 2016 Long-Term Incentive Plan prior to January 1, 2025. The VIP Excess Plan allows eligible employees to defer until retirement from the Company the receipt of a portion of their base salary and annual incentive compensation. All three plans generally allow the eligible employees to elect to receive payment of their account balances in the form of either a single lump sum payment or in up to ten annual installments. With the exception of deferrals of performance shares under the Performance Awards Deferred Compensation Plan, earnings are credited to the amounts deferred under all three plans based on the returns paid on the investment funds available to participants in 3M’s qualified 401(k) plan or a fixed rate of return based on corporate bond yields (as selected by each participant). Earnings are credited to the deferrals of performance shares under the Performance Awards Deferred Compensation Plan based on the return on shares of 3M common stock, including reinvested dividends.

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2025 nonqualified deferred compensation table

Name	Executive contributions in last FY ($)(1)	Registrant contributions in last FY ($)(2)	Aggregate earnings in last FY ($)(3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)(4)
William M. Brown
VIP excess plan	105,000	199,852	37,518	—	367,831
Deferred compensation excess plan	—	—	—	—	—
Performance awards deferred compensation plan	—	—	—	—	—
Anurag Maheshwari
VIP excess plan	—	36,490	3,717	—	40,357
Deferred compensation excess plan	—	—	—	—	—
Performance awards deferred compensation plan	—	—	—	—	—
Wendy A. Bauer
VIP excess plan	—	32,612	3,931	—	39,200
Deferred compensation excess plan	—	—	—	—	—
Performance awards deferred compensation plan	—	—	—	—	—
Christian T. Goralski
VIP excess plan	149,315	110,777	210,939	—	1,391,695
Deferred compensation excess plan	—	—	—	—	—
Performance awards deferred compensation plan	—	—	—	—	—
Kevin H. Rhodes
VIP excess plan	174,774	49,952	54,347	—	1,351,276
Deferred compensation excess plan	—	—	2,331	—	54,351
Performance awards deferred compensation plan	375,942	—	152,481	—	880,215
FOOTNOTES TO 2025 NONQUALIFIED DEFERRED COMPENSATION TABLE
(1)All amounts contributed by these individuals during 2025 have been included in the Summary Compensation Table as Salary, Stock
Awards, or Non-Equity Incentive Plan Compensation earned in 2023, 2024, or 2025.
(2)The amounts shown reflect 3M contributions under the VIP Excess Plan, a nonqualified defined contribution plan. Eligibility for this plan and the Company contributions is limited to employees whose compensation exceeds a limit established by Federal income tax laws for tax-qualified defined contribution plans. The plan permits eligible employees to save additional amounts from their current cash compensation beyond the contribution limits established by Federal tax laws, and to receive Company contributions similar to the Company contributions provided under the tax-qualified 3M Voluntary Investment Plan and Employee Stock Ownership Plan. All
amounts contributed by the Company on behalf of these individuals during 2025 are included in the “All Other Compensation” column of the Summary Compensation Table.
(3)None of these amounts are included in the Summary Compensation Table as compensation earned in 2025, since none of the
Company’s nonqualified deferred compensation plans provide above-market or preferential earnings.
(4)Includes the following amounts reported as compensation for 2023 and 2024 in the Summary Compensation Table: Mr. Brown —
$25,650; Mr. Maheshwari — $150; Ms. Bauer — $2,676; Mr. Goralski — $254,878; and Mr. Rhodes — $243,805.
Potential payments upon termination or change in control
As reflected in the CD&A portion of this Proxy Statement, 3M has no fixed-term employment agreements with any of the
Named Executive Officers nor does it have any change in control plans or arrangements that would provide benefits to any of the Named Executive Officers solely in the event of a change in control of the Company. We also do not have any agreements that would provide automatic “single-trigger” accelerated vesting of equity compensation or excise tax gross-
up payments to any of our Named Executive Officers in the event of a change in control of the Company. 3M does

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maintain a severance plan that provides separation benefits to eligible U.S. employees (including the Named Executive
Officers) who incur a qualifying termination. In addition, certain of the Company’s compensation and benefit plans provide all participants (including the Named Executive Officers) with certain rights or the right to receive payments in the event of the termination of their employment or upon a change in control of the Company. The terms applicable to these potential rights or payments in various situations are described below. Payments or benefits under other plans and arrangements that generally are provided on a non-discriminatory basis to all similarly situated employees of the Company upon the termination of their employment are not described, including:
•accrued base salary;
•annual incentive earned with respect to completed performance periods;
•retiree welfare benefits provided to substantially all of the Company’s U.S. employees, including retiree medical benefits;
•distribution of vested account balances under the Company’s qualified 401(k) plan;
•accrued pension benefits under the Company’s defined benefit pension plans payable following an employee’s retirement or other termination of employment (the amounts of these benefits earned by the Named Executive Officers are reported in the 2025 Pension Benefits Table);
•life insurance benefits generally available to all salaried employees; and
•distribution of account balances under the Company’s nonqualified deferred compensation plans (the account balances of the Named Executive Officers are reported in the 2025 Nonqualified Deferred Compensation Table).
Rights and payments upon retirement
Following retirement (as described below), the Named Executive Officers are entitled to receive:
•continued vesting of stock options previously granted under the Company’s stock plans, and the opportunity to exercise vested stock options previously granted under such plans during the remainder of the original term (up to 10 years) of such options;
•an annual incentive plan payment for the year of retirement, prorated based on the portion of the year worked prior to the date of separation;
•for those Named Executive Officers initially appointed to a 3M executive position before January 1, 2006, or after
December 31, 2017, payment for all previously granted performance shares upon completion of the respective three-
year performance period (prorated to reflect the portion of the year worked only with respect to the performance shares granted in the year of retirement) and based on actual performance; and
•for those Named Executive Officers initially appointed to a 3M executive position on or after January 1, 2006, and on or before December 31, 2017, payment for all previously granted performance shares upon completion of the respective three-year performance period (prorated to reflect the portion of the three-year performance period completed prior to the date of the Named Executive Officer’s retirement) and based on actual performance.
For this purpose, the term “Retirement” means a termination of employment with the Company after attaining age 55 with at least 10 years of service (age 60 with at least five years of service for purposes of all annual long-term incentive awards granted to Mr. Brown).
Rights and payments upon termination due to death
In the event of the termination of their employment due to death, the Named Executive Officers are entitled to receive:
•immediate vesting of all unvested stock options and restricted stock units previously granted under the Company’s stock plans, and the opportunity for the Named Executive Officer’s estate or beneficiaries to exercise all vested stock options during the two-year period following the date of death (but not beyond the original expiration date of any such stock option);
•payment to the Named Executive Officer’s estate or beneficiaries, no later than March 15 of the year following the year in which the Named Executive Officer died, for all previously granted performance shares (in the same amount as paid for the performance shares granted to other Named Executive Officers if the date of death occurs after the end of the three-year performance period for such shares, and at the lesser of the target value or such other amount as

2026 Proxy Statement	88

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determined by the Committee in its discretion if the date of death occurs before the end of the three-year performance period for such shares); and
•payment to the Named Executive Officer’s beneficiaries of the proceeds from the life insurance policies provided for such Named Executive Officer pursuant to the Company’s Executive Life Insurance Plan.
Rights and payments upon termination due to disability
In the event of the termination of their employment due to disability, the Named Executive Officers are entitled to receive:
•continued vesting of stock options previously granted under the Company’s stock plans, and the opportunity to exercise vested stock options previously granted under such plans during the remainder of the original term (up to 10 years) of such options;
•immediate vesting of all restricted stock units previously granted under the Company’s stock plans; and
•payment for all previously granted performance shares upon completion of the respective three-year performance period, based on actual performance.
Rights and payments upon a qualifying termination not in connection with a change in control
The Company maintains the 3M Executive Severance Plan (which we refer to as the “Severance Plan”) to provide separation benefits for certain U.S. executives (including our Named Executive Officers) in the event an eligible employee’s employment is terminated by 3M other than for Misconduct or an eligible employee resigns for Good Reason.
An eligible employee who becomes entitled to benefits under the Severance Plan receives the following:
•continued payment of his or her annual base salary for a number of months (24 months for the Chief Executive Officer and 18 months for all other Named Executive Officers);
•continued payment of annual incentive payments that would have been paid if the participant remained employed through the end of the severance payment period, calculated based on actual results for the relevant year, using the participant’s final performance rating as of the end of the applicable year (or if none, a performance rating of “fully meets expectations” or equivalent), and prorated based on the number of days in the year preceding the end of the severance period (if the severance payment period ends prior to the end of a year); provided, however, that any such annual incentive payment related to the period following the participant’s termination of employment will not exceed 100 percent of the prorated target annual incentive compensation opportunity that otherwise would have been in effect for such period if he or she remained employed with the Company;
•an opportunity to exercise all vested stock options and stock appreciation rights following the participant’s termination and prior to the expiration date of such award;
•accelerated vesting and payment of a prorated portion of the participant’s outstanding “annual” restricted stock unit awards and “inducement” restricted stock unit awards, with proration for each vesting tranche based on the number of full years of the participant’s completed service over the number of years required to vest under the original vesting schedule;
•outstanding performance share awards will not be forfeited solely as a result of the participant’s termination, and the target number of shares under each award will be prorated based on the number of months the participant worked during the applicable performance period;
•full vesting of the participant’s VIP company contribution account; and
•outplacement services in accordance with 3M’s policy.
Any severance payments under the Severance Plan will reduce on a dollar-for-dollar basis (but not below $0) any amounts the participant may otherwise be eligible to receive under his or her non-competition agreement with 3M.
In addition, severance payments will cease in the event the participant becomes reemployed by 3M.
The Severance Plan does not provide severance benefits to employees who terminate pursuant to a mandatory retirement policy adopted by the Board. Employees who terminate in connection with a spin-off, divestiture or similar transaction involving the employee’s business unit may be eligible to participate at the discretion of the Company. To be eligible to receive benefits under the Severance Plan, an employee must execute and not revoke a general release of claims in favor of the Company in a form approved by the Company.

89	3M Company

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In the event a Named Executive Officer’s payments under the Severance Plan would be subject to an excise tax on
“parachute payments” in connection with a change in control of the Company due to the application of Section 280G of the
Internal Revenue Code, the Named Executive Officer will not be entitled to a “gross-up.” Instead, the Named Executive
Officer’s “parachute payments” may be reduced if such reduction would provide the Named Executive Officer with a greater post-tax benefit than he or she would receive if the excise taxes were to apply.
For purposes of the Severance Plan, the terms “Misconduct” and “Good Reason” mean the following:
“Misconduct” means (i) the employee’s willful failure to substantially perform his or her duties (other than a failure resulting from his or her disability); (ii) the employee’s willful failure to carry out, or comply with any lawful and reasonable directive of the Board or his or her immediate supervisor; (iii) the occurrence of any act or omission by the employee that could reasonably be expected to result in (or has resulted in) his or her conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (iv) the employee’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its subsidiaries or affiliates or any of their officers, directors, employees, customers, suppliers, insurers or agents; (v) the employee’s material breach of any material provision of any written agreement with the Company or any subsidiary; (vi) any action (or inaction) by the employee that 3M reasonably determines constitutes gross negligence or misconduct in the performance of his or her duties and responsibilities, including in relation to the core business conduct principles and expectations set forth in the Company’s Code of Conduct; or (vii) any other intentional misconduct by the Named Executive Officer that significantly affects the business or affairs of the Company or any subsidiary in an adverse manner.
“Good Reason” means, with respect to a voluntary termination occurring within 18 months following a change in control of the Company, (i) a material diminution in the employee’s position, authority, duties or responsibilities as in effect immediately prior to the change in control, (ii) a material diminution in the employee’s base salary or annual planned cash compensation, or (iii) a material change in the geographic location at which the employee is required to perform services for his or her employer. If the voluntary termination does not occur within 18 months following a change in control, “Good
Reason” means (i) a material diminution in the employee’s base salary or annual planned cash compensation, other than an across-the-board reduction that applies to all comparable positions, or (ii) a change in excess of 100 miles in the primary work location at which the employee is required to perform services for his or her employer. For terminations that do not occur within 18 months following a change in control, the employee will be required to provide written notice to the
Company of the grounds for a Good Reason termination within 30 days of the initial existence of such grounds, and the
Company has 30 days from the date of such notice to cure such circumstances. An employee must terminate employment for Good Reason within 60 days after the first occurrence of the applicable grounds.
If Mr. Maheshwari’s or Ms. Bauer’s employment is terminated by the Company other than for Misconduct (as defined above), then, subject to his or her execution and non-revocation of a release of claims, any portion of the make-whole 3M
RSU awards that each received in connection with the commencement of their employment that remains unvested at the time of his or her separation will vest in full.
Rights and payments upon a qualifying termination in connection with a change in control
If the Company terminates a Named Executive Officer’s employment for reasons other than Misconduct or if a Named
Executive Officer resigns for Good Reason, in any such case within 18 months following a “change in control event” of the
Company (as defined for purposes of Section 409A of the Internal Revenue Code), then the Named Executive Officer will be eligible to receive the benefits provided under the Severance Plan. In addition, the treatment of the Named Executive
Officer’s outstanding equity awards will differ from the treatment otherwise provided under the Severance Plan as follows:
•all outstanding unvested stock options and restricted stock units granted under the Company’s stock plans will vest immediately;
•performance share awards granted before January 1, 2025 will vest on a prorated basis, based on the portion of the applicable performance period completed prior to the qualifying termination, and will be settled in accordance with the terms of the plan; and
•performance share awards granted on or after January 1, 2025 will vest at the target number of shares (or such greater amount as the plan administrator may determine) without proration and will be settled shortly following the executive’s separation date (or such later date as may be required to comply with Section 409A of the Internal Revenue Code).

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For purposes of our outstanding long-term incentive awards, the terms “Misconduct” and “Good Reason” mean:
“Misconduct” means (i) the Named Executive Officer’s willful failure to substantially perform his or her duties (other than a failure resulting from his or her disability); (ii) the Named Executive Officer’s willful failure to carry out, or comply with any lawful and reasonable directive of the Board or his or her immediate supervisor; (iii) the occurrence of any act or omission by the Named Executive Officer that could reasonably be expected to result in (or has resulted in) his or her conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (iv) the Named Executive Officer’s commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its subsidiaries or affiliates or any of their officers, directors, employees, customers, suppliers, insurers or agents; (v) the Named Executive Officer’s material breach of any material provision of any written agreement with the Company or any subsidiary; (vi) for awards granted on or after May 8, 2023, any action (or inaction) by the Named Executive Officer that constitutes gross negligence or misconduct in the performance of his or her duties and responsibilities, including in relation to the core business conduct principles and expectations set forth in the Company’s Code of Conduct; or (vii) any other intentional misconduct by the
Named Executive Officer that significantly affects the business or affairs of the Company or any subsidiary in an adverse manner.
“Good Reason” means (i) a material diminution in the Named Executive Officer’s position, authority, duties, or responsibilities as in effect immediately prior to the change in control; (ii) a material diminution in the Named Executive
Officer’s base salary or annual planned cash compensation; or (iii) a material change in the geographic location at which the Named Executive Officer is required to perform services for the Company.
Rights and payments upon termination for any other reason
In the event of the termination of a Named Executive Officer’s employment for any reason that does not fit into one of the categories described above:
•the Named Executive Officers will have the opportunity to exercise vested stock options granted under the Company’s stock plans within the first 90 days following the termination date (but not beyond the original expiration date of any such stock option), at which time any remaining vested stock options will be forfeited; and
•all unvested stock options, restricted stock units, and performance shares granted to the Named Executive Officers will be forfeited immediately.
The amounts payable to or on behalf of each of the Named Executive Officers in each of the above situations (other than amounts relating to payments or benefits generally provided on a non-discriminatory basis to all similarly situated employees) is reflected in the table below, assuming that each individual’s employment terminated and/or a change in control of the Company occurred on December 31, 2025. As of December 31, 2025, Mr. Rhodes was eligible to retire (as that term is defined for purposes of 3M’s stock plans).

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2025 potential payments upon termination or change in control table

All amounts in U.S. dollars	Termination of employment due to ...
Name	Death	Disability	Qualifying termination not in connection with a change in control	Qualifying termination in connection with a change in control(1)	Retirement/ other reason
William M. Brown
Cash severance	—	—	9,900,000	9,900,000	—
Outstanding PSAs(2)	19,019,182	—	13,997,505	14,764,806	—
Unvested RSUs(3)	2,832,964	2,832,964	—	2,832,964	—
Unvested options(4)	11,238,676	—	—	11,238,676	—
401(k) Plan vesting	—	—	39,392	39,392	—
Outplacement services	—	—	3,500	3,500	—
Total	33,090,822	2,832,964	23,940,397	38,779,338	—
Anurag Maheshwari
Cash severance	—	—	3,396,803	3,396,803	—
Outstanding PSAs(2)	3,070,830	—	1,548,772	1,601,390	—
Unvested RSUs(3)	5,557,495	5,557,495	265,473	5,557,495	—
Unvested options(4)	365,447	—	—	365,447	—
401(k) Plan vesting	—	—	38,667	38,667	—
Outplacement services	—	—	3,500	3,500	—
Total	8,993,772	5,557,495	5,253,215	10,963,302	—
Wendy A. Bauer
Cash severance	—	—	2,508,710	2,508,710	—
Outstanding PSAs(2)	3,157,591	—	2,039,317	2,138,268	—
Unvested RSUs(3)	3,663,951	3,663,951	498,855	3,663,951	—
Unvested options(4)	266,870	—	—	266,870	—
Life insurance proceeds(5)	3,000,000	—	—	—	—
401(k) Plan vesting	—	—	39,635	39,635	—
Outplacement services	—	—	3,500	3,500	—
Total	10,088,412	3,663,951	5,090,017	8,620,934	—
Christian T. Goralski
Cash severance	—	—	2,435,913	2,435,913	—
Outstanding PSAs(2)	5,060,201	—	3,928,034	4,152,584	—
Unvested RSUs(3)	5,227,469	5,227,469	1,778,519	5,227,469	—
Unvested options(4)	266,870	—	—	266,870	—
Life insurance proceeds(5)	3,000,000	—	—	—	—
Outplacement services	—	—	3,500	3,500	—
Total	13,554,540	5,227,469	8,145,966	12,086,336	—
Kevin H. Rhodes
Cash severance	—	—	2,675,297	2,675,297	—
Outstanding PSAs(2)	4,464,736	—	—	3,602,817	—
Unvested RSUs(3)	6,654,363	6,654,363	—	6,654,363	—
Unvested options(4)	249,014	—	—	249,014	—
Life insurance proceeds(5)	3,000,000	—	—	—	—
Outplacement services	—	—	3,500	3,500	—
Total	14,368,113	6,654,363	2,678,797	13,184,991	—

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FOOTNOTES TO 2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE
(1)Pursuant to the terms of the Severance Plan, certain payments and benefits may be subject to reduction if they otherwise would cause the recipient to incur an excise tax imposed under Section 4999 of the Internal Revenue Code and the reduction would place the participant in a better after-tax position than if the participant received such payments and benefits. The amounts set forth in this column do not reflect the effect of any such reduction.
(2)Amounts shown reflect an estimate of the potential value of outstanding performance share awards under the 2016 Long-Term
Incentive Plan for which the three-year performance period has not been completed. The estimate is based on the closing price of a share of 3M common stock on the NYSE for December 31, 2025 ($160.10), plus the aggregate amount of cash-settled dividend equivalents accrued through December 31, 2025 that would be paid upon the occurrence of the respective triggering events in accordance with the terms of the awards. For the 2025 performance share awards, the estimate assumes that the Relative TSR
Modifier will not increase or decrease the ultimate payout.
(3)Amounts shown reflect the value of the shares underlying the unvested 3M restricted stock units that would vest upon the occurrence of the respective triggering events in accordance with the terms of the awards and the cash-settled dividend equivalents accrued through December 31, 2025, on such restricted stock units. Share values are based on the closing price of a share of 3M common stock on the NYSE for December 31, 2025 ($160.10).
(4)Amounts shown reflect the intrinsic value on December 31, 2025, of unvested, in-the-money 3M stock options that will vest on an accelerated basis upon the occurrence of the respective triggering events in accordance with the existing contractual terms of the stock options. Intrinsic values are based on the closing price of a share of 3M common stock on the NYSE for December 31, 2025
($160.10).
(5)Amounts shown reflect the group term life insurance proceeds that would be payable to each individual’s beneficiary or beneficiaries pursuant to the policies obtained for them under the Executive Life Insurance Plan.

93	3M Company

Executive compensation

Pay versus performance disclosure
Provided below is the Company’s “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation
S-K under the Exchange Act. We have included:
•A tabular list of the most important financial performance measures used by our Compensation and Talent Committee in setting performance-based compensation in 2025;
•A table that compares the total compensation of our named executive officers (NEOs) as presented in the Summary
Compensation Table (SCT) to “compensation actually paid” as defined by the Securities and Exchange Commission
(CAP) and that compares CAP to specified performance measures; and
•Graphs that describe:
•the relationship between our total shareholder return (TSR) and the TSR of the Dow Jones Industrial Average (Peer
Group TSR); and
•the relationships between CAP and our cumulative TSR, GAAP Net Income, and our company selected measure,
Organic Sales Growth.
CAP, like total compensation disclosed in the SCT, does not necessarily reflect value actually realized by the executives or how our Committee evaluates compensation decisions in light of Company or individual performance. In particular, our
Committee has not used CAP as a basis for making compensation decisions, nor does it use GAAP Net Income or Peer
Group TSR for purposes of determining incentive compensation. In addition, a significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the “Compensation Discussion and Analysis” section (CD&A) on pages 51 to 77, our performance share awards are subject to multi-year performance conditions tied to performance metrics and all of our equity awards are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest and are settled (or exercised). Please refer to the
CD&A for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.
Salary, bonus, non-equity incentive plan compensation, nonqualified deferred compensation earnings, and all other compensation are each calculated in the same manner for purposes of both CAP and SCT. For 3M, there are two primary differences between the calculation of CAP and SCT total compensation:

	SCT Total	CAP
Pension	Year-over-year increase (but not decrease) in the actuarial present value of pension benefits	Current year service cost and any change in prior year service cost (if a plan amendment occurred during the year)
Stock and option awards	Grant date fair value of stock and option awards granted during the year	Year-over-year change in the fair value of stock and option awards that are unvested as of the end of the year, or vested or were forfeited during the year
Metrics used for linking pay and performance. The following is a list of financial performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the NEOs for 2025. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our performance share awards. The measures in this table are not ranked. Please refer to the CD&A for a further description of these metrics and how they are used in the Company’s executive compensation program.

Local Currency Sales	Relative Organic Sales Growth
Operating Income	Free Cash Flow Growth
Operating Cash Flow
Earnings per Share Growth
Organic Sales Growth is considered an important top-line measure that supports long-term shareholder value creation.
For this reason, the Compensation and Talent Committee, in consultation with its independent compensation consultant, chose Organic Sales Growth as the foundation for the relative metric used to calculate one-third of the payout opportunity

2026 Proxy Statement	94

Executive compensation

for the 2025 performance share awards granted to the Company’s executives, which comprise 50 percent of the annual long-term incentive compensation opportunity each executive received in 2025. While Organic Sales Growth is being used as the Company-selected measure included in the tabular disclosure above and the table and graphs that follow, the most important financial performance measure used in future years may be different.
Pay versus performance table. Provided below is tabular compensation data for the Company’s Chief Executive Officer
(CEO) (our Principal Executive Officer) and our NEOs other than the CEO for 2025, 2024, 2023, 2022, and 2021.

All amounts in U.S. dollars							Value of Initial Fixed $100 Investment Based on:
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for CEO(1)		Compensation Actually Paid to CEO(2)		Average Summary Compensation Table Total for Other NEOs(1)	Average Compensation Actually Paid to Other NEOs(2)	Total Shareholder Return	Peer Group Total Shareholder Return(3)	GAAP Net Income ($mil.)	Company Selected Measure: Organic Sales Growth(4)
	Michael F. Roman	William M. Brown	Michael F. Roman	William M. Brown
2025		21,005,009		35,738,149	6,192,865	11,009,844	132	173	3,250	2.1%
2024	17,213,005	21,191,031	37,800,518	32,797,865	7,008,929	5,570,336	104	150	4,173	2.3%
2023	16,424,566		15,615,060		11,186,064	11,580,343	71	131	(6,995)	(1.3%)
2022	14,031,387		152,482		5,322,998	1,852,154	74	113	5,777	1.2%
2021	18,200,584		18,438,692		5,527,247	3,553,621	105	121	5,921	8.8%
(1)The following table lists the CEO and our other NEOs for each of fiscal years 2025, 2024, 2023, 2022, and 2021.

Year	CEO	Other NEOs
2025	William M. Brown	Anurag Maheshwari, Christian T. Goralski, Wendy A. Bauer, and Kevin H. Rhodes
2024	William M. Brown	Anurag Maheshwari, Peter D. Gibbons, Christian T. Goralski, Wendy A. Bauer, Theresa E. Reinseth, and Monish Patolawala
Michael F. Roman
2023	Michael F. Roman	Monish Patolawala, Peter D. Gibbons, Bryan C. Hanson, and Kevin H. Rhodes
2022	Michael F. Roman	Monish Patolawala, Peter D. Gibbons, Jeffrey R. Lavers, Mojdeh Poul, and Michael G. Vale
2021	Michael F. Roman	Monish Patolawala, Ashish K. Khandpur, Mojdeh Poul, and Michael G. Vale
(2)The dollar amounts reported represent CAP, as computed in accordance with Securities and Exchange Commission rules. The dollar amounts do not reflect the actual amount of compensation earned or paid during the applicable year. In accordance with Securities and Exchange Commission rules, the following adjustments were made to SCT total compensation to determine CAP:
Reconciliation of SCT total compensation to CAP for CEO (Brown)
All amounts in U.S. dollars

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k) = (b)-(c)+ (d)-(e)+(f)+ (g)+(h)+ (i)-(j)
Fiscal Year	SCT Total	Minus SCT Change in Pension Value	Plus Pension Value Service Cost(i)	Minus SCT Equity	Plus EOY Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY(ii)	Plus Change from BOY to EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY(ii)	Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year(ii)	Plus Change in Fair Value from BOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year(ii)	Minus Fair Value at Prior Fiscal Year EOY of Awards Granted in Prior Year that were Forfeited During the Fiscal Year(ii)	CAP
2025	21,005,009	—	—	14,755,094	19,908,942	8,979,390	—	599,902	—	35,738,149
2024	21,191,031	—	—	13,667,293	25,274,127	—	—	—	—	32,797,865
“EOY” = End of Year, “BOY” = Beginning of Year

95	3M Company

Executive compensation

Reconciliation of SCT total compensation to CAP for CEO (Roman)
All amounts in U.S. dollars

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k) = (b)-(c)+ (d)-(e)+(f)+ (g)+(h)+ (i)-(j)
Fiscal Year	SCT Total	Minus SCT Change in Pension Value	Plus Pension Value Service Cost(i)	Minus SCT Equity	Plus EOY Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY(ii)	Plus Change from BOY to EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY(ii)	Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year(ii)	Plus Change in Fair Value from BOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year(ii)	Minus Fair Value at Prior Fiscal Year EOY of Awards Granted in Prior Year that were Forfeited During the Fiscal Year(ii)	CAP
2025
2024	17,213,005	269,417	496,215	13,000,716	25,620,549	7,413,439	327,443	—	—	37,800,518
2023	16,424,566	—	613,038	11,999,342	12,066,153	(1,199,715)	—	(289,640)	—	15,615,060
2022	14,031,387	—	742,142	11,000,949	5,780,110	(5,795,900)	—	(3,604,307)	—	152,482
2021	18,200,584	2,978,538	756,691	10,501,098	11,644,213	756,097	—	560,744	—	18,438,692
“EOY” = End of Year, “BOY” = Beginning of Year
Reconciliation of SCT total compensation to CAP for average of other NEOs
All amounts in U.S. dollars

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k) = (b)-(c)+ (d)-(e)+(f)+ (g)+(h)+ (i)-(j)
Fiscal Year	Average SCT Total for Other NEOs	Minus SCT Change in Pension Value for Other NEOs	Plus Pension Value Service Cost(i)	Minus SCT Equity for Other NEOs	Plus EOY Fair Value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at EOY(ii)	Plus Change from BOY to EOY in Fair Value of Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at EOY(ii)	Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year(ii)	Plus Change in Fair Value from BOY to Vesting Date of Awards Granted in Any Prior Fiscal Year that Vested During the Fiscal Year(ii)	Minus Fair Value at Prior Fiscal Year EOY of Awards Granted in Prior Year that were Forfeited During the Fiscal Year(ii)	CAP for Other NEOs
2025	6,192,865	405,041	70,941	1,779,847	4,657,427	1,893,929	8,028	371,542	—	11,009,844
2024	7,008,929	20,981	19,993	4,872,626	4,573,561	399,598	—	55,875	1,594,013	5,570,336
2023	11,186,064	280,291	57,618	6,592,161	7,525,387	(240,444)	12,375	(88,205)	—	11,580,343
2022	5,322,998	124,457	103,225	3,851,488	706,405	(22,688)	—	(225,074)	56,767	1,852,154
2021	5,527,247	93,789	173,685	3,414,689	1,229,934	73,896	1,479	55,858	—	3,553,621
“EOY” = End of Year, “BOY” = Beginning of Year
(i)Pension value service cost is calculated as the actuarial present value of benefits attributed to services rendered by the executive during the applicable fiscal year under the Company’s defined benefit pension plans, using the same methodology used in the
Company’s GAAP financial statements included in its Annual Report on Form 10-K.
(ii)For this purpose, the fair value of equity awards was calculated in accordance with ASC Topic 718. The fair value of unvested time-based share awards, as well as the fair value of all share-based awards upon vesting, is based upon the closing price for a share of 3M common stock on the NYSE for the applicable date of measurement. The fair value of unvested performance share awards is based upon the probable outcome of the applicable performance conditions at the time of measurement. The fair value of unvested options, and the fair value received upon the vesting of stock options, is based upon the Black-Scholes option-pricing model as of the date of measurement, consistent with the stock option valuation model used to determine amounts reported in the Company’s Annual Report on Form 10-K.
(3)Reflects total shareholder return indexed to $100 for the Dow Jones Industrial Average (DJIA) Index, which serves as the benchmark peer group reported in the performance graph included in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2025, and assuming reinvestment of all dividends, where applicable.
(4)See Appendix B for a definition of Organic Sales Growth. Values shown reflect Organic Sales Growth as calculated for purposes of our executive compensation program for the applicable reporting year.

2026 Proxy Statement	96

Executive compensation

Relationship between Company TSR and Peer Group TSR and CAP and Company TSR. The graphs below illustrate the relationship between our TSR and the Peer Group TSR, as well as the relationship between CAP for our CEOs and other NEOs and our TSR. For reference, SCT total compensation values for each year are also shown. As the graphs below illustrate, CAP amounts for our CEOs are generally aligned with 3M’s TSR. For the other NEOs, CAP and SCT total compensation values in 2023 are much higher than in other years due primarily to the special make-whole cash and RSU awards provided to Mr. Hanson to replace compensation he forfeited when he left his prior employer to join 3M. Because of these one-time awards, the alignment between CAP amounts for our other NEOs and 3M’s TSR in 2023 is not as apparent. The graph below also illustrates the relationship between our TSR and the Peer Group TSR.
CEO pay vs. performance: Total shareholder return

■	CEO SCT (Roman)	■	CEO CAP (Roman)	■	CEO SCT (Brown)	■	CEO CAP (Brown)

—	Peer Group TSR	—	3M TSR
Other NEOs pay vs. performance: Total shareholder return

■	Other NEOs SCT	■	Other NEOs CAP	—	Peer Group TSR	—	3M TSR

97	3M Company

Executive compensation

Relationship between CAP and GAAP Net Income. The graph below reflects the relationship between the CEO and average other NEO CAP and our GAAP Net Income. Average other NEO CAP value in 2023 is much higher than in other years due primarily to the special make-whole cash and RSU awards provided to Mr. Hanson to replace compensation he forfeited when he left his prior employer to join 3M. Our fiscal year 2023 financial results include special items that had a significant negative impact on our GAAP net income, the most significant of which was $11.6 billion in after-tax net costs for significant litigation associated with PFAS-related other environmental and Combat Arms Earplugs matters. GAAP net income is not used as a metric in our annual or long-term incentive plans. Refer to the CD&A for information on the financial metrics utilized in our compensation plans, and to Appendix A for a detailed reconciliation of these measures with the most directly comparable GAAP financial measures.

■	CEO CAP (Roman)	■	CEO CAP (Brown)	■	Other NEOs CAP	GAAP Net Income
Relationship between CAP and Organic Sales Growth (our Company-Selected Measure). The graph below reflects the relationship between CEO and average other NEO CAP and Organic Sales Growth. 2023 organic growth was negatively impacted by declines in consumer-facing markets such as electronics and consumer retail, disposable respirator sales declines, normalization of post-COVID-related biopharma demand, declines in health information systems from tighter hospital budgets, the Company’s exit from Russia, and slowing growth in China. Average other NEO CAP value in 2023 is much higher than in the other years due primarily to the special make-whole cash and RSU awards provided to Mr. Hanson to replace compensation he forfeited when he left his prior employer to join 3M.

■	CEO CAP (Roman)	■	CEO CAP (Brown)	■	Other NEOs CAP	Organic Sales Growth

2026 Proxy Statement	98

Executive compensation

Pay ratio
Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO) for 2025. The ratio reflects a reasonable estimate calculated in a manner consistent with
Item 402(u) of Regulation S-K under the Exchange Act.
In identifying our median employee, we calculated the target annual Total Cash Compensation of each employee as of
December 31, 2025. For these purposes, annual Total Cash Compensation included base salary or hourly wages, cash incentives, commissions, and comparable cash elements of compensation in non-U.S. jurisdictions and was calculated using internal human resources records. All amounts were annualized for permanent employees who did not work for the entire year, such as new hires, employees on paid or unpaid leave of absence and employees called for active military duty. We did not apply any cost-of-living adjustments as part of the calculation.
The median employee was selected from among approximately 60,700 full-time, part-time, temporary, and seasonal workers who were employed as of December 31, 2025. We did not exclude any employees (whether pursuant to the de minimis exemption for foreign employees or any other permitted exclusion) when making this determination.
As determined in accordance with Item 402 of Regulation S-K, the 2025 total compensation was $21,005,009 for our CEO and $66,524 for our median employee. Among other things, these amounts include base salary, overtime, incentive payments, stock-based compensation (using the grant‑date fair value of awards granted in 2025, as determined under
ASC Topic 718 and excluding estimated forfeitures), changes in pension values, and retirement plan contributions. As calculated in this manner, the ratio of our CEOs’ total compensation to our median employee’s total compensation for fiscal year 2025 is 316 to 1.

99	3M Company
Security ownership of management
The following table includes all 3M stock-based holdings, as of February 27, 2026, of the directors, director nominees and the Named Executive Officers set forth in the Summary Compensation Table, and the directors, director nominees and executive officers as a group.
Common stock and total stock-based holdings

Name	Stock(1)	Restricted stock units(2)	Deferred stock(3)	Total(4)	Percent of class
David P. Bozeman, Director	—	—	1,661	1,661	(5)
Thomas “Tony” K. Brown, Director	1,293	—	16,245	17,538	(5)
Audrey Choi, Director	—	—	4,785	4,785	(5)
Anne H. Chow, Director	1,957	—	3,750	5,707	(5)
David B. Dillon, Director	1,200	—	14,565	15,765	(5)
James R. Fitterling, Director	11,612	—	6,475	18,087	(5)
Suzan Kereere, Director	5,062	—	1,731	6,793	(5)
Neil G. Mitchill, Jr., Director	—	—	313	313	(5)
Pedro J. Pizarro, Director	—	—	5,780	5,780	(5)
Thomas W. Sweet, Director	—	—	4,413	4,413	(5)
William M. Brown, Chairman and Chief Executive Officer	145,663	17,157	—	162,820	(5)
Anurag Maheshwari, Executive Vice President and Chief Financial Officer	17,259	41,448	—	58,707	(5)
Wendy A. Bauer, Group President, Transportation and Electronics	12,613	26,876	—	39,489	(5)
Christian T. Goralski, Group President Safety and Industrial	56,789	31,090	—	87,879	(5)
Kevin H. Rhodes, Executive Vice President, Chief Legal Affairs Officer and Secretary	61,914	26,036	16,450	104,400	(5)
All Directors, Director Nominees and Executive Officers as a Group (21 persons)	599,925	259,878	118,302	978,105	(5)
(1)This column lists beneficial ownership of 3M common stock as calculated under Securities and Exchange Commission rules. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. In accordance with Securities and Exchange Commission rules, this column also includes shares that may be acquired pursuant to stock options that are or will be exercisable within 60 days of February 27,
2026, as follows:  Mr. Brown - 140,998 shares; Mr. Maheshwari - 10,847 shares; Ms. Bauer - 7,921 shares; Mr. Goralski - 49,891 shares; and Mr. Rhodes - 34,669 shares. This column includes the following shares that the named person shares voting and/or investment power:  Mr. Fitterling - 200 shares held indirectly with a family member.
(2)This column reflects restricted stock units that generally vest over a three-year period, assuming continued employment until each vesting date (or until the individual retires from the Company, in some cases). The executive officers do not have voting power with respect to the shares listed in this column.

2026 Proxy Statement	100

Stock ownership information

(3)This column reflects shares earned by the directors as a result of their service on the Board of Directors, the payout of which has been deferred until following the termination of their membership on the Board of Directors. This column also includes shares of the
Company’s common stock which the executive officers are entitled to receive following their retirement from the Company as a result of their election to defer all or a portion of the payout of their performance share awards granted under the Company’s long-term incentive plan. Neither the directors nor the executive officers have voting power with respect to the shares listed in this column.
(4)This column shows the individual’s total 3M stock-based holdings, including the securities shown in the “Stock” column (as described in note 1), in the “Restricted Stock Units” column (as described in note 2), and in the “Deferred Stock” column (as described in note
3).
(5)Each director. director nominee and executive officer individually, and all directors, director nominees, and executive officers as a group, beneficially owned less than one percent of the outstanding common stock of the Company.

101	3M Company

Stock ownership information

Security ownership of certain beneficial owners
The following table sets forth information regarding beneficial owners of more than 5 percent of the outstanding shares of
3M common stock. The percentage of shares beneficially owned is calculated based on the number of outstanding shares of 3M common stock as of February 27, 2026.

Name/address*	Common stock beneficially owned	Percent of class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	49,080,209	8.89
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	41,867,008	7.60
JPMorgan Chase & Co(3) 383 Madison Ave New York, NY 10179	40,578,820	7.60
State Street Corporation(4) One Congress Street, Suite 1 Boston, MA 02114	27,686,302	5.10
*From time to time, in the ordinary course of business, the beneficial owners identified above, or affiliates thereof, may provide investment management, trust or similar services related to employee benefit plans sponsored by 3M for the benefit of 3M employees. Fees for such services are the result of arm’s-length negotiations, are unrelated to the entity’s common stock ownership and comprise an insignificant amount of the total revenues of either the beneficial owner or 3M. These fees are also primarily paid by the applicable benefit plan or plan participant. As a result, 3M does not believe any of the beneficial owners have any direct or indirect material interest in any transactions related to such services.
(1)Based on the information reported in the most recent filing by The Vanguard Group provided pursuant to the Schedule 13G/A filed
February 13, 2024 with the Securities and Exchange Commission, indicating beneficial ownership as of December 31, 2023, The
Vanguard Group reported that it had shared voting power with respect to 683,607 shares, sole dispositive power with respect to
46,729,293 shares, and shared dispositive power with respect to 2,350,916 shares.
(2)Based on the information reported in the most recent filing by BlackRock, Inc. provided pursuant to the Schedule 13G/A filed January
26, 2024 with the Securities and Exchange Commission, indicating beneficial ownership as of December 31, 2023, BlackRock, Inc.
reported that it had sole voting power with respect to 37,610,493 shares and sole dispositive power with respect to 41,867,008 shares.
(3)Based on the information reported in the most recent filing by JPMorgan Chase & Co. pursuant to the Schedule 13G filed July 30,
2025 with the Securities and Exchange Commission, indicating beneficial ownership as of June 30, 2025, JPMorgan Chase & Co reported that it had shared voting power with respect to 36,252,541 shares of 3M common stock and shared dispositive power with respect to 40,417,332 shares of 3M common stock, and beneficially owned an aggregate of 40,578,820 shares of 3M common stock.
(4)Based on the information reported in the most recent filing by State Street Corporation pursuant to the Schedule 13G/A filed February
4, 2025 with the Securities and Exchange Commission, indicating beneficial ownership as of December 31, 2024, State Street
Corporation reported that it had shared voting power with respect to 12,273,551 shares of 3M common stock and shared dispositive power with respect to 27,682,871 shares of 3M common stock, and beneficially owned an aggregate of 27,686,302 shares of 3M common stock.
Delinquent section 16(a) reports
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any person owning more than 10 percent of the outstanding shares of 3M common stock, to file with the Securities and Exchange
Commission reports regarding their ownership and changes in ownership of our stock. As a practical matter, 3M assists its directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. 3M believes that, during 2025, its directors and executive officers complied with all Section 16(a) filing requirements, except that a Form 4 reporting the issuance of vested restricted stock units for B. Karina Chavez Rodriguez was inadvertently filed late due to an administrative notification delay. In making this statement, 3M has relied upon examination of copies of
Forms 3, 4, and 5 and the written representations of its directors and executive officers.

2026 Proxy Statement	102
Proxy statement
The Board of Directors of 3M Company, a Delaware corporation, is soliciting proxies for the Company’s Annual Meeting of
Shareholders. You are receiving a Proxy Statement because you own shares of 3M common stock that entitle you to vote at the meeting. By use of a proxy you can vote, whether or not you attend the meeting. The Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.
The information included in this Proxy Statement relates to proposals to be voted on at the meeting, the voting process,
3M’s Board and Board committees, the compensation of directors and certain executive officers, and other required information.
Purpose of the annual meeting
The purpose of the Annual Meeting is to elect the directors identified in this Proxy Statement and to conduct the business described in the Notice of Annual Meeting.
Participating in the annual meeting
How do I attend the 2026 annual meeting?
If you are a holder of 3M common stock as of the close of business on March 17, 2026, the record date, you or your proxy holder may participate, vote, submit questions, and examine a list of shareholders of record via
www.virtualshareholdermeeting.com/MMM2026 by entering your 16-digit control number. You can find your control number on:
•your proxy card included in this Proxy Statement if it was mailed to you;
•your Notice of Internet Availability of Proxy Materials if you received proxy materials via electronic delivery; or
•your voting instruction card if you hold your shares in street name through a broker or other nominee.
You can view the meeting agenda, rules of conduct and procedures, and proxy materials for the Annual Meeting on the virtual meeting platform.
If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by visiting
www.virtualshareholdermeeting.com/MMM2026 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting.
You may begin to log into the meeting platform 15 minutes prior to the meeting’s start time on the meeting date. The meeting will begin promptly at 8:30 a.m. Central Daylight Time on May 12, 2026.
The virtual meeting platform is supported across browsers and devices running the current version of applicable software and plug-ins. Participants should give themselves plenty of time to log in and ensure they have a strong Wi-Fi connection;
they will hear streaming audio prior to the start of the meeting.

103	3M Company

Other information

Will there be technical support for the meeting?
If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website. Technical support will be available starting at 8:15 a.m. Central
Daylight Time and until the end of the meeting.
How do I submit questions at the meeting? Can I submit questions in advance of the meeting?
We welcome questions from shareholders. If you are a shareholder on the record date with a 16-digit control number, you may submit questions both in advance of and during the meeting. If you wish to submit a question in advance of the meeting, you may use your 16-digit control number to access www.proxyvote.com. Questions may also be submitted shortly before or during the meeting, by logging into the virtual meeting platform at
www.virtualshareholdermeeting.com/MMM2026, select the “Q&A” button and type your questions into the “Submit a
Question” field, and click “Submit.” Questions relevant to meeting matters will be answered during the meeting, subject to time constraints. To allow us to address questions from as many shareholders as possible, each shareholder will be limited to two questions. Questions from multiple shareholders on the same topic or relating to the same topic may be grouped, summarized, and answered together. We ask that all shareholders provide their name and contact details when submitting questions through the virtual meeting platform, so that we may address any individual concerns or follow up on matters directly. Responses to questions relevant to meeting matters that we do not have time to respond to during the meeting will be posted to our Investor Relations website at https://investors.3M.com as soon as practicable after the meeting. Questions regarding personal matters or matters not relevant to meeting matters will not be answered. Please refer to the Rules of Conduct and Procedures for the shareholder meeting that will be posted on the meeting website.
Information about the notice of internet availability of
proxy materials
Why did I receive a notice of internet availability of the proxy materials and not the printed proxy materials?
The Securities and Exchange Commission allows companies to furnish their proxy materials to shareholders over the
Internet. As a result, we are mailing to many of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. In addition, we are providing the notice and proxy materials by e-mail to some of our shareholders who previously consented to electronic delivery of proxy materials. Those shareholders should have received an e-mail containing a link to the website where the proxy materials are available, as well as a link to the proxy voting website. All shareholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access the proxy materials over the Internet and to request to receive a paper copy of the proxy materials by mail.
Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice.
In addition, the notice contains instructions on how you may request to receive proxy materials in printed form by mail or electronically in connection with future distributions of proxy materials. Distributing proxy materials electronically conserves natural resources and reduces the costs of printing and distributing our proxy materials.
Why did I receive a printed copy of the proxy materials and not the notice of internet availability of proxy materials?
We are providing some of our shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability of Proxy
Materials.

2026 Proxy Statement	104

Other information

How do I view the proxy materials online?
Go to www.proxyvote.com and follow the instructions to view the materials. You will need to provide the control number printed in the box marked by the arrow located on your Notice of Internet Availability of Proxy Materials (see example below — the information in the box is an example only — your number will be different and is unique to you).

1234 5678 9012 3456
What if I prefer to receive a paper copy of the proxy materials?
You can easily request a paper copy of the proxy materials (including the Notice of Annual Meeting, Proxy Statement, and 2025 Annual Report) at no cost by using one of the three methods below. You will need to provide the control number printed in the box marked by the arrow located on your Notice of Internet Availability of Proxy Materials (see example above — the information in the box is an example only — your number will be different and is unique to you).

By Internet Logon at www.proxyvote.com;	By Telephone Call toll-free at 1-800-579-1639; or
By sending an E-mail
Send to sendmaterial@proxyvote.com
(simply provide in the subject line the control
number printed in the box marked by the arrow
from your Notice of Internet Availability of
Proxy Materials; no other information is
necessary).

Can I request to receive my notice of internet availability of proxy materials by e-mail rather than by mail?
You may request to receive proxy materials for future meetings by e-mail via www.proxyvote.com or
www.investordelivery.com — follow the electronic delivery enrollment instructions. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

Please note that you MAY NOT USE your Notice of Internet Availability of Proxy Materials to vote your shares; it is
NOT a form for voting. If you return the Notice of Internet Availability of Proxy Materials in an attempt to vote your shares, that vote will not count.
For more information about the Notice of Internet Availability of Proxy Materials, please visit:
www.sec.gov/spotlight/proxymatters/e-proxy.shtml

105	3M Company

Other information

Shareholders entitled to vote
Each share of our common stock outstanding as of the close of business on March 17, 2026, the record date, is entitled to one vote at the Annual Meeting on each matter properly brought before the meeting. As of that date, there were
522,396,178 shares of common stock issued and outstanding.
Most 3M shareholders hold their shares through a broker, bank, trustee, or other nominee (which for simplicity we refer to as a “broker or other nominee”) rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Shareholder of Record
If your shares are registered directly in your name with 3M’s transfer agent, EQ Shareowner
Services, you are considered the shareholder of record of those shares and the Notice of Internet
Availability of Proxy Materials, or if you requested paper delivery, a copy of these proxy materials are being sent directly to you by 3M. As the shareholder of record, you have the right to grant your voting proxy directly to 3M or to vote electronically at the meeting. You may also vote on the Internet or by telephone, as described in the Notice of Internet Availability of Proxy Materials and below under the heading “Voting methods.”

Beneficial Owner
If your shares are held by a broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or other nominee who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares electronically at the meeting, unless you obtain a legal proxy from the broker or other nominee. Your broker or other nominee is obligated to provide you with a voting instruction card for you to use. You may also vote on the Internet or by telephone, as described in the Notice of Internet
Availability of Proxy Materials and below under the heading “Voting methods.” If you fail to provide voting instructions to your broker or other nominee, it will have discretion to vote your shares with respect to Proposal 2, but not with respect to Proposals 1 or 3 as described below under “Voting requirements to elect directors and approve each of the proposals described in this
Proxy Statement.”

Plan Accounts
If your shares are held in your account in the 3M Voluntary Investment Plan and Employee Stock
Ownership Plan or the 3M Savings Plan, you are considered the beneficial owner of these shares and the trustee of the plans is considered the shareholder of record. Participants in 3M’s Voluntary
Investment Plan and Employee Stock Ownership Plan or the 3M Savings Plan may direct the trustee on how to vote the shares allocated to their account via the Internet, by telephone, or by signing and submitting the proxy card as described in the Notice of Internet Availability of Proxy Materials and
below under the heading “Voting methods.” Participants in 3M’s Voluntary Investment Plan and
Employee Stock Ownership Plan or the 3M Savings Plan may also direct the trustee how to vote a proportionate number of allocated shares of common stock for which it has not received direction by following the same voting instructions. If you fail to direct the trustee how to vote your shares by following these instructions, the trustee will vote your shares as described in the proxy card.

2026 Proxy Statement	106

Other information

Proposals you are asked to vote on and the Board’s
voting recommendations
The following proposals are included in this Proxy Statement and are scheduled to be voted on at the meeting. 3M’s
Board recommends that you vote your shares as indicated below.

Proposals:	The board’s voting recommendations:	Rationale for support:	For further details:

1.Elect the 10 director nominees identified in this Proxy Statement, each for a term of one year.	“FOR” each nominee to the Board	Our nominees are distinguished leaders who bring a mix of skills and qualifications to the Board and can represent the interests of all shareholders.	Page 12

2.Ratify the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2026.	“FOR”	Based on its assessment of the qualifications and performance of PwC, the Audit Committee believes that it is in the best interests of the Company and its shareholders to retain PwC.	Page 43

3.Approve, on an advisory basis, the compensation of our Named Executive Officers.	“FOR”	Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company and its business units as well as their individual performance.	Page 48

Other than the proposals described in this Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy by telephone, Internet, or by signing and returning your proxy card, any of the persons appointed by the Board as proxy holders (William M. Brown, Anurag Maheshwari, and Kevin H.
Rhodes) will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees is unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board of Directors.

107	3M Company

Other information

Voting requirements to elect directors and approve each of the proposals described in this Proxy Statement

Quorum
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum. As discussed below, a “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner.

Broker Voting
Under NYSE rules, brokers have discretionary authority to vote their clients’ shares in “routine”
matters (including Proposal 2, the ratification of PwC as our independent registered public accounting firm) so long as the beneficial owner of those shares did not provide voting instructions to the broker at least ten days before the shareholder meeting. Director elections, shareholder proposals (if any), and executive compensation matters, including the say-on-pay proposal, are not considered “routine”
matters for these purposes. As a result, if you do not provide your broker with instructions as to how to vote your shares, your broker will be prohibited from voting on Proposals 1 and 3, resulting in a
“broker non-vote” with respect to those proposals. If you are a beneficial owner (other than as a participant in the 3M Voluntary Investment Plan and Employee Stock Ownership Plan or the 3M
Savings Plan), your broker or other nominee is permitted to vote your shares on the ratification of
PwC as our independent registered public accounting firm for 2026, even if it does not receive voting instructions from you.

Election of Directors
In accordance with 3M’s Bylaws, each director is elected by the vote of the majority of votes cast
(which means the number of votes cast “FOR” a director’s election exceeds the number of votes cast
“against” that director’s election, with “abstentions” and “broker non-votes” not counted as a vote cast either “FOR” or “AGAINST” that director’s election) with respect to that director’s election at this meeting for the election of directors at which a quorum is present.

The N&G Committee has established procedures under which any incumbent director who is not elected shall offer to tender his or her resignation to the Board. In the event an incumbent director fails to receive a majority of the votes cast in the election, the N&G Committee, or such other committee designated by the Board of Directors, shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors shall act on the resignation, taking into account the N&G
Committee’s recommendation, and publicly disclose (by issuing a press release and filing appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The N&G Committee, in making its recommendation, and the
Board of Directors, in making its decision, each may consider any factors and other information that they consider appropriate and relevant.
An incumbent director who fails to receive a majority of the votes cast in the election and who tenders his or her resignation pursuant to the procedures described above shall remain active and engaged in
Board activities while the N&G Committee and the Board decide whether to accept or reject such resignation, or whether other action should be taken. However, it is expected that such incumbent director shall not participate in any proceedings by the N&G Committee or the Board regarding whether to accept or reject such director’s resignation, or whether to take other action with respect to such director.
If the Board of Directors accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the Bylaws.

All Other Proposals
The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve Proposals 2 and 3. In tabulating the voting result for any particular proposal “broker non-votes” (if applicable) are not counted as votes
“FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on
Proposals 2 and 3 and will, therefore, have the effect of a vote “AGAINST” such proposal.

2026 Proxy Statement	108

Other information

Voting methods
If you hold shares directly as the shareholder of record, you may vote by granting a proxy or by voting electronically at the virtual Annual Meeting. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or other nominee or electronically at the Annual Meeting by requesting a legal proxy from your broker or other nominee. If you own shares beneficially as a participant in the 3M Voluntary Investment Plan and Employee Stock
Ownership Plan or the 3M Savings Plan, you may vote by submitting voting instructions to the trustee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Please refer to the summary instructions below and those included on your Notice of Internet Availability of Proxy
Materials or proxy card or, for shares held in street name, the voting instruction card provided by your broker or other nominee.
The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting for shareholders of record will be available 24 hours a day, up until 10:59 p.m., Central Daylight Time, on May 11, 2026. Participants in 3M’s Voluntary Investment Plan and
Employee Stock Ownership Plan and the 3M Savings Plan may instruct the trustee how to vote their shares via the
Internet, by telephone, or by signing and returning the proxy card by 10:59 p.m., Central Daylight Time, on May 10, 2026.

Vote by Internet www.proxyvote.com
If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card or the
Notice of Internet Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Vote by Telephone 1-800-690-6903
If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card or the Notice of Internet Availability of Proxy Materials in hand when you call and follow the instructions.

Vote by Mail Sign and mail your proxy card
You may vote by signing and submitting your proxy card to the Company. If you provide specific voting instructions in your proxy card, your shares will be voted as you instruct. If you sign your proxy card, but do not provide voting instructions, your shares will be voted as the Board recommends.
Mark, sign, and date your proxy card and return it in the postage-paid envelope provided so that it is received by May 11, 2026 (or by May 10,
2026, for participants in the 3M Voluntary Investment Plan and Employee
Stock Ownership Plan and the 3M Savings Plan), to 3M Company, c/o
Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For shares held in street name, you may direct your broker or other nominee on how to vote your shares by following the instructions set forth in the voting instruction card that your broker or other nominee has provided.

Vote Online at the Meeting May 12, 2026 8:30 a.m., CDT www.virtualshareholder meeting.com/MMM2026
At the virtual Annual Meeting, if you have not submitted your proxy prior to the meeting, or if you wish to change your voting instructions, you will be able to vote your shares electronically at the virtual Annual Meeting platform by clicking “Voting” on the meeting website.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

109	3M Company

Other information

Changing or revoking your vote
You may change or revoke your proxy voting instructions at any time prior to the vote at the Annual Meeting. You may enter a new vote by using the Internet or the telephone or by mailing a new proxy card or new voting instruction card bearing a later date (which will automatically revoke your earlier voting instructions), so long as the new vote is received before the deadlines described above under the heading “Voting methods.” You may revoke your voting instructions by notifying the Corporate Secretary in writing at any time prior to 10:59 p.m., Central Daylight Time, on May 11, 2026. If you
hold your shares in “street name,” please refer to the information forwarded by your broker or other nominee for procedures on revoking or changing your voting instructions. You may also change your vote by granting a new proxy or by voting electronically at the virtual Annual Meeting.
Counting the vote
In the election of directors, you may vote “FOR” or “AGAINST” one or more of the nominees or you may “ABSTAIN.”
Abstentions will have no effect on the outcome of the election of directors. For Proposals 2 and 3, you may vote “FOR,”
“AGAINST,” or “ABSTAIN,” but please note that abstentions will have the same effect as a vote “AGAINST.” If you sign your proxy card or broker voting instruction card but provide no voting instructions, your shares will be voted in accordance with the recommendations of the Board. Shares held in your account in the 3M Voluntary Investment Plan and
Employee Stock Ownership Plan or the 3M Savings Plan will be voted by the trustee as described in “Shareholders entitled to vote” beginning on page 105. Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspectors of election.
Confidentiality
The Company’s Board of Directors has a policy that all shareholder proxies, ballots, and tabulations that identify shareholders are to be maintained in confidence. No such document will be available for examination, and the identity and vote of any shareholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the shareholder vote. The policy also provides that inspectors of election for shareholder votes must be independent and cannot be employees of the Company. Occasionally, shareholders provide written comments on their proxy card that may be forwarded to 3M management.
Results of the vote
We will issue a press release announcing the preliminary voting results for items of business properly presented at the meeting and will disclose the results for those items in a Current Report on Form 8-K filed with the Securities and
Exchange Commission within four business days of the Annual Meeting date. The press release with voting results will also be available on our website.
Delivery of documents to shareholders sharing an address
Securities and Exchange Commission rules allow us to deliver a single copy of an annual report and proxy statement to any household not participating in electronic proxy material delivery at which two or more shareholders reside, if we believe the shareholders are members of the same family (a practice called “householding”). We believe that householding benefits both you and the Company by eliminating duplicate mailings to shareholders living at the same address and by reducing our printing and mailing costs. Each shareholder will continue to receive a separate proxy card or voting instruction card. Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by calling 1-800-579-1639, by going to
www.proxyvote.com, by e-mailing sendmaterial@proxyvote.com, or by writing to 3M Company, c/o Broadridge, 51
Mercedes Way, Edgewood, NY 11717. Alternatively, if your household received multiple sets of proxy materials this year, and members of your household who are entitled to receive proxy materials would all prefer to receive only a single set of proxy materials, you may submit such a request as specified in the preceding sentence.
If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Since not all brokers and nominees may offer shareholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or other nominee directly to discontinue duplicate mailings to your household.

2026 Proxy Statement	110

Other information

List of shareholders
A list of the shareholders of record entitled to vote at the Annual Meeting will be available for inspection online at the virtual Annual Meeting for any purpose germane to the meeting. The list also will be available for ten days prior to the meeting during normal business hours at 3M Center, St. Paul, MN 55144, by contacting the Corporate Secretary.
Cost of proxy solicitation
This Proxy Statement is provided in connection with a solicitation of proxies by the Board of Directors of 3M Company. 3M will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for these solicitation activities. We have hired Georgeson Shareholder Communications, Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Georgeson Shareholder Communications, Inc. a fee of $39,000, plus expenses, for these services. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.
Transfer agent
Our transfer agent is EQ Shareowner Services. All communications concerning shareholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting
EQ Shareowner Services at 1-800-401-1957 (U.S.), +1 651-450-4064 (outside the U.S.), www.shareowneronline.com or in writing, P.O. Box 64854, St. Paul, MN 55164-0854.
Requirements for submission of shareholder proposals for next year’s annual meeting
In order for a shareholder proposal to be considered for inclusion in 3M’s Proxy Statement for next year’s Annual Meeting, our Corporate Secretary must receive the proposal by November 25, 2026. Such proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the
Company) to: Kevin H. Rhodes, Executive Vice President, Chief Legal Affairs Officer and Secretary, 3M Company, 3M
Center, Building 220-9E-02, St. Paul, MN 55144-1000. Such proposals must comply with the Securities and Exchange
Commission’s regulations regarding the inclusion of shareholder proposals in Company sponsored proxy materials, such as the shareholder continuing to own a minimum number of shares until the Annual Meeting and appearing or having an authorized representative appear at the meeting to present the proposal.
Alternatively, shareholders intending to present a proposal at next year’s Annual Meeting without having it included in the
Company’s Proxy Statement must comply with the requirements set forth in the Company’s Bylaws, a copy of which is available at www.3M.com under Investor Relations — Governance — Governance Documents. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the shareholder no earlier than the close of business on November 25, 2026, and no later than the close of business on December 25, 2026. The notice must contain the information required by our Bylaws.
Proposals received by the Corporate Secretary after the dates mentioned will not be included in the Proxy Statement or acted upon at next year’s Annual Meeting.
By order of the Board of Directors.
Kevin H. Rhodes
Executive Vice President, Chief Legal Affairs Officer and Secretary

111	3M Company
Reconciliation of GAAP to non-GAAP financial
measures used for compensation purposes
(dollars in millions, except per-share amounts)
(unaudited)
In addition to reporting financial results in accordance with GAAP, the Company also uses various non-GAAP measures for compensation purposes including non-GAAP measures that incorporate adjustments, primarily for certain special items. The tables included below reference these non-GAAP measures such as Earnings Per Share, Earnings Per Share
Growth, Free Cash Flow, Free Cash Flow Growth, Local Currency Sales, Operating Cash Flow, Operating Income, and
Organic Sales Growth each as adjusted and used for compensation purposes. The Company believes the items for which adjustments were made are outside the control of management and not reflective of ongoing operations and, further, that the adjusted measures are meaningful in determining the payouts for the Company’s compensation plans. These measures are not in accordance with, nor are they a substitute for, GAAP measures. The non-GAAP measures used herein may not be comparable to similarly titled measures used by other companies, and the adjusted amounts used for compensation purposes may differ from the adjusted amounts used by the Company elsewhere or included in the
Company’s Form 10-K.
The reconciliations provided below reconcile the non-GAAP financial measures with the most directly comparable GAAP financial measures for the years ended December 31, 2025, 2024 and 2023.

2026 Proxy Statement	112

Appendix A: Supplemental financial information

Performance share award metrics:
Earnings per Share Growth used for compensation purposes (non-GAAP measure)

	Continuing operations						Total Company
	2025		2024		2023		2023
	Net income attributable to 3M	Earnings per Share	Net income attributable to 3M	Earnings per Share	Net income (loss) attributable to 3M	Earnings (Loss) per Share	Net income (loss) attributable to 3M	Earnings (Loss) per Share
GAAP amounts	$3,250	$6.00	$4,009	$7.26	$(8,402)	$(15.17)	$(6,995)	$(12.63)
Adjustments for special items:
Net costs for significant litigation(a)	1,052	1.95	732	1.32	11,630	21.00	11,630	21.00
Manufactured PFAS products(b)	256	0.47	110	0.20	155	0.28	155	0.28
Divestiture costs(c)	—	—	131	0.24	9	0.02	378	0.68
Solventum ownership-change in value(e)	(425)	(0.78)	(1,564)	(2.83)	—	—	—	—
Pension risk transfer charge(f)	—	—	617	1.11	—	—	—	—
Spin related operating income and working capital(g)	—	—	(29)	(0.05)	—	—	—	—
(Gain) Loss on business divestitures(h)	159	0.29	—	—	(25)	(0.05)	(25)	(0.05)
Russia exit benefits(i)	—	—	—	—	(21)	(0.04)	(21)	(0.04)
Transformation costs(j)	70	0.13	—	—	—	—	—	—
Total special items excluded for compensation purposes	1,112	2.06	(3)	(0.01)	11,748	21.21	12,117	21.87
Amounts - used for compensation purposes	$4,362	$8.06	$4,006	$7.25	$3,346	$6.04	$5,122	$9.24
Earnings per Share Growth - used for compensation purposes		11.2%		20.0%
Adjustments approved for 2023 PSA(k)							340	0.60
Amounts used for compensation purposes for 2023 PSAs							$5,462	$9.84
Earnings per Share Growth - used for compensation purposes								(0.4)%

113	3M Company

Appendix A: Supplemental financial information

Free Cash Flow and Free Cash Flow Growth used for compensation purposes (non-GAAP measure)

	2025	2024	2023
Net cash provided by operating activities	2,306	1,819	6,680
Adjustments for special items:
Net costs for significant litigation and TCJA(a)	3,028	4,024	895
Divestiture costs(c)	102	372	313
Divestiture-related restructuring(d)	—	2	11
Transformation actions(j)	11	—	—
Manufactured PFAS products(b)	(183)	(229)	(157)
Spin related operating income and working capital(g)	—	(567)	—
Total adjustments for special items	2,958	3,602	1,062
Adjusted net cash provided by operating activities	5,264	5,421	7,742
Purchases of property, plant and equipment (PPE)	(910)	(1,181)	(1,615)
Manufactured PFAS products impact - removing related purchases of PPE	20	69	167
Adjusted purchases of PPE	(890)	(1,112)	(1,448)
Adjusted free cash flow(l)	4,374	4,309	6,294
Free Cash Flow Growth - used for compensation purposes			30.3%
Less: Health Care business free cash flow	—	—	(2,188)
Free cash flow - excluding Health Care business	4,374	4,309	4,106
Free Cash Flow Growth - used for compensation purposes	1.5%	4.9%
Organic Sales Growth used for compensation purposes (non-GAAP measure)

	Continuing operations
	2025
Sales change	Organic sales	Acquisitions	Divestitures	Translation	Total sales change
Total Company	0.9%	—%	0.2%	0.4%	1.5%
Remove manufactured PFAS products special item impact(b)	1.2	—	—	—	1.2
Organic Sales Growth - used for compensation purposes	2.1%

	Continuing operations
	2024
Sales change	Organic sales	Acquisitions	Divestitures	Translation	Total sales change
Total Company	(0.2)%	0.2%	0.6%	(0.7)%	(0.1)%
Remove manufactured PFAS products special item impact(b)	1.4	—	0.1	(0.1)	1.4
2024 portfolio actions(m)	1.1
Organic Sales Growth - used for compensation purposes	2.3%

	Total Company
	2023
Sales change	Organic sales	Acquisitions	Divestitures	Translation	Total sales change
Total Company	(3.2)%	0.2%	(0.9)%	(0.6)%	(4.5)%
Remove manufactured PFAS products special item impact(b)	—	—	(0.1)	0.1	—
Decline in disposable respirators and exit of Russia(k)	1.9
Organic Sales Growth - used for compensation purposes	(1.3)%

2026 Proxy Statement	114

Appendix A: Supplemental financial information

AIP metrics:
Local Currency Sales, Operating Income, and Operating Cash Flows used for compensation purposes (non-GAAP measure)

Total Company	2025
	Sales	Operating Income	Operating Cash Flows(k)
GAAP amounts	$24,948	$4,629	$2,306
Adjustments for special items:
Net costs for significant litigation and TCJA(a)	—	541	3,028
Divestiture costs(c)	—	—	102
Manufactured PFAS products(b)	(669)	292	(183)
Loss on business divestitures(h)	—	162	—
Transformation actions(j)	—	69	11
Total special items excluded for AIP	(669)	1,064	2,958
Remove foreign currency impact for local currency sales	(101)
Local Currency Sales - used for compensation purposes	$24,178
Operating Income and Operating Cash Flows - used for compensation purposes		$5,693	$5,264

	2025
	Transportation and Electronics		Safety and Industrial
	Sales	Operating Income	Sales	Operating Income
GAAP	$8,272	$1,436	$11,384	$2,836
Adjustments for special items:
Net costs for significant litigation(a)	—	—	—	58
Manufactured PFAS products(b)	(669)	292	—	—
Total special items excluded for AIP	(669)	292	—	58
Remove foreign currency impact for local currency sales	(30)	—	(69)	—
Local Currency Sales - used for compensation purposes	$7,573		$11,315
Operating Income and Operating Cash Flows - used for compensation purposes		$1,728		$2,894
(a)Net costs for significant litigation relate to 3M's respirator mask/asbestos (which include Aearo and non-Aearo items), PFAS-related other environmental, and Combat Arms Earplugs matters (as discussed in Note 17 to 3M Company’s Form 10-K). Net costs include the impacts of changes in accrued liabilities (including interest imputation on applicable settlement obligations), legal costs, and insurance recoveries, along with the associated tax impacts. Associated tax impacts of significant litigation include impacts on Foreign
Derived Intangible Income (FDII), Global Intangible Low Taxed Income (GILTI), foreign tax credits, and tax costs of repatriation. 3M does not consider the elements of the net costs associated with these matters to be normal, operating expenses related to the
Company’s ongoing operations, revenue generating activities, business strategy, industry, and regulatory environment. Cash Flow adjustments also include the impact from payments related to the transition tax expense incurred as a result of the 2017 enactment of the Tax Cuts and Jobs Act (TCJA).
(b)These amounts relate to sales and estimates of income (loss) and associated activity regarding manufactured PFAS products that 3M exited by the end of 2025, included within the Transportation and Electronics business segment. Estimated income does not contemplate impacts on non-operating items such as net interest income/expense and the non-service cost components portion of defined benefit plan net periodic benefit costs. Relative to the impact of the activity of manufactured PFAS products on cash provided by (used in) operating activities, amounts are based on estimates of associated income, depreciation/amortization, certain changes in working capital and accruals, and timing of associated payments.
(c) These include certain limited costs that were not eligible to be included within discontinued operations related to separating and divesting substantially an entire business segment of 3M following public announcement of its intended divestiture. As a result of completion of the April 2024 separation of Solventum, this includes the tax cost of updating 3M’s previous indefinite reinvestment plans on past unrepatriated earnings through the period of the Separation’s close and to tax positions retained by 3M. 3M’s reported statement of cash flows includes the results of both continuing and discontinued operations. However, for performance share award metrics for 2023 in comparison to 2022, the earnings and cash flow impacts include divestiture costs of both continuing and discontinued operations.

115	3M Company

Appendix A: Supplemental financial information

(d)This amount relates to restructuring actions undertaken following the 2022 split-off of the Food Safety business to address corporate functional costs across 3M in relation to the magnitude of amounts previously allocated to the divested business.
(e)This amount relates to the change in value of 3M's retained ownership interest in Solventum Corporation common stock reflected in other expense (income), net.
(f)In 2024, 3M recorded a non-cash pension settlement charge reflected in other expense (income), net as a result of transferring a portion of its U.S. pension payment obligations and related plan assets to an insurance company. Refer to Note 13 to 3M Company’s
Form 10-K for further details.
(g)Amounts reflect the impact of recasting performance goals by the 3M Compensation and Talent Committee for performance share award targets for 2024 as a result of the Solventum spin-off.
(h) In 2025, 3M reflected a write-down for a business classified as held for sale and completed a divestiture for immaterial proceeds slightly below the business's book value. In 2023, 3M recorded a gain related to the sale of its dental local anesthetic business partially offset by a loss associated with a previously contingent indemnification obligation from an earlier divestiture. Refer to Note 4 to 3M Company’s Form 10-K for further details.
(i)In 2023, 3M recorded a gain on final disposal of net assets in Russia.
(j)These represent net costs associated with 3M's transformation program, intended as a structural redesign of longer-term manufacturing, distribution, and business process services and locations. Accordingly, 3M does not consider the nature or effect of this program to be normal, operating expenses related to the Company’s ongoing operations, revenue generating activities, and day-
to-day business strategy. Net costs include restructuring and other related items such as site closure, sale, moving and set-up, accelerated depreciation, and program management.
(k) When the 3M Compensation and Talent Committee approved the targets for the 2023 Performance Share Plan, the Committee provided an exclusion to the Organic Sales Growth and Adjusted Earnings per Share Growth metrics from the impact from the loss of the Russia sales and net income from 2022, lower sales and net income from the lower 2023 disposable respirator sales and net income and the impact of foreign exchange to net income.
(l)The Company defines Free Cash Flow as adjusted net cash provided by operating activities less adjusted purchases of property, plant and equipment. 3M defines adjusted net cash provided by operating activities as net cash provided by operating activities, adjusted for special items. 3M defines adjusted purchases of property, plant and equipment (also referred to as adjusted capital expenditures) as purchases of property, plant and equipment (PPE) adjusted for the estimated impact of such purchases associated with manufactured PFAS products activity. Free Cash Flow used for compensation purposes may include other adjustments as described herein. Cash payments or receipts associated with special items in the determination of adjusted net cash provided by
(used in) operating activities are reflected net of applicable tax. The cash tax impact for the portion of payments of costs for significant litigation under the 2023 and 2025 settlement/proposed settlement agreements relative to Combat Arms Earplugs and relative to public water suppliers and the state of New Jersey regarding PFAS is based on the timing/amount of the actual cash tax deduction
(which differs from the timing of the pre-tax cash settlement payments). The impacts of certain tax-related divestiture costs are based on applicable tax rates and the timing of tax payments relative to underlying separation transactions. For other special items, the cash tax impact is estimated using the U.S. statutory corporate tax rate during the period of payment/receipt. Tax impacts include associated impacts on Foreign Derived Intangible Income (FDII), Global Intangible Low Taxed Income (GILTI), foreign tax credits, and tax costs of repatriation.
(m) Reflects the sales impact of decisions made to exit certain Consumer Business Group products and geographic prioritization.

2026 Proxy Statement	116
Except as otherwise noted, capitalized terms used in the Compensation Discussion and Analysis of this Proxy Statement have the meaning specified below.

AIP	means the Annual Incentive Plan by which the Company provides annual incentive compensation to approximately 21,000 eligible employees.
Committee	as used in the Compensation Discussion and Analysis means the Compensation and Talent Committee of the Board of Directors of 3M Company.
Earnings per Share (EPS)	means 3M’s diluted earnings per share (as reported in its Consolidated Statement of Income) for a year, as adjusted to exclude certain special items for compensation purposes.
Earnings per Share (EPS) Growth
means the percentage increase or decrease in 3M’s diluted earnings per share (as reported in its Consolidated Statement of Income) for a year as compared to the previous year, but in each case, as adjusted to exclude certain special items for compensation purposes.

Free Cash Flow
means the sum of 3M’s net cash provided by (used in) operating activities (as reported in its
Consolidated Statement of Cash Flows) minus capital expenditures, each as adjusted to exclude certain special items for compensation purposes.

Free Cash Flow Growth	means the percentage increase or decrease in 3M’s Free Cash Flow for a year as compared to the previous year.
GAAP	means generally accepted accounting principles in the United States.
Local Currency Sales
means the net sales of 3M (as reported in its Consolidated Statement of Income) or a business unit, but adjusted to reflect in local currency, to exclude the impact of acquisitions or divestitures in the year each acquisition or divestiture is completed (unless such acquisition or divestiture is included in the operating plan for the business unit), and to exclude certain special items for compensation purposes.

Operating Cash Flow	means net cash provided by (used in) operating activities of 3M (as reported in its Consolidated Statement of Cash Flows), but adjusted to exclude certain special items for compensation purposes.
Operating Income	means operating income (loss) of 3M (as reported in its Consolidated Statement of Income) or a business unit, but adjusted to exclude certain special items for compensation purposes.
Organic Sales Growth
means the percentage change in net sales of 3M for a year as compared to the previous year, absent the impacts from foreign currency translation and acquisitions, net of divestitures. For this purpose, the change is adjusted to exclude certain special items for compensation purposes.

Peer Group	means the group of companies that the Compensation and Talent Committee uses to inform its decisions regarding the compensation of the Named Executive Officers.
Relative Organic Sales Growth
means the amount by which 3M’s Organic Sales Growth for a year exceeds the percentage increase or decrease in a market benchmark measured over the same period. For this purpose, the market benchmark is a blend of Worldwide Industrial Production Index and Global Domestic
Product, in each case, as published by S&P Global Market Intelligence no later than 30 days following completion of the relevant year.

Total Cash Compensation	means the total of an individual’s base salary and annual incentive compensation.

117	3M Company

Appendix B: Meaning of certain terms

Total Direct Compensation
means the total of an individual’s Total Cash Compensation plus the compensation value of their annual long-term incentive compensation awards (which is based on their grant date fair value as measured under accounting standards).

Worldwide GDP	means the Worldwide Gross Domestic Product for a specified period, as reported by S&P Global Market Intelligence.
Worldwide IPI	means the Worldwide Industrial Production Index for a specified period, as reported by S&P Global Market Intelligence.

Participating in the annual meeting For information on how to attend the 2026 annual shareholder meeting, see “Participating in the annual meeting” on page 102 of the Proxy Statement.

3M Corporate Headquarters 3M Center St. Paul, MN 55144-1000 www.3m.com	This Proxy Statement was printed on recycled paper with soy based inks in a facility that uses 100% renewable wind energy.

3M CENTER
ST. PAUL, MN 55144-1000

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Daylight Time on May 11, 2026*. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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V87130-P42946-Z91862

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

3M COMPANY

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:

1. To elect 10 members to the Board of Directors, each for a term of one year.

Nominees:	**For**	**Against**	**Abstain**
1a. David P. Bozeman	☐	☐	☐
1b. Thomas "Tony" K. Brown	☐	☐	☐
1c. William M. Brown	☐	☐	☐
1d. Audrey Choi	☐	☐	☐
1e. Anne H. Chow	☐	☐	☐
1f. James R. Fitterling	☐	☐	☐
1g. Suzan Kereere	☐	☐	☐
1h. Neil G. Mitchill, Jr.	☐	☐	☐
1i. Pedro J. Pizarro	☐	☐	☐
1j. Thomas W. Sweet	☐	☐	☐

	For	**Against**	**Abstain**
2. To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm.	☐	☐	☐
3. Advisory approval of executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please e-mail your address changes or comments to: investorrelations@3M.com

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

To be admitted to the virtual-only Annual Meeting, you need to enter the 16-digit control number printed on the other side of this proxy card. At the virtual Annual Meeting, you or your proxyholder may participate, vote, type in your question, and examine a list of shareholders of record. If you wish to submit questions in advance of the online meeting, you may do so by using your 16-digit control number to access www.proxyvote.com.

V87131-P42946-Z91862

3M COMPANY

The Board of Directors solicits this proxy for use at the Annual Meeting on Tuesday, May 12, 2026.

The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy card hereby appoint(s) William M. Brown, Anurag Maheshwari, or Kevin H. Rhodes, or any of them, each with full power of substitution, as proxies, to vote all shares of common stock in 3M Company which the shareholder(s) would be entitled to vote on all matters which may properly come before the 2026 Annual Meeting of Shareholders and any adjournments or postponements thereof. THE PROXIES SHALL VOTE SUBJECT TO THE DIRECTION INDICATED ON THE REVERSE SIDE OF THIS CARD. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

In accordance with the terms of the VIP and Savings Plan, shares allocated to the respective accounts in these plans on the record date will be voted by the trustee, The Bank of New York Mellon, in accordance with the instructions indicated on the reverse side of this card, and in accordance with the judgment of the trustee upon other business as may properly come before the meeting and any adjournments or postponements thereof. In addition, participants, as named fiduciaries for voting purposes in the VIP and the Savings Plan, may instruct The Bank of New York Mellon (as VIP and the Savings Plan trustee) how to vote a proportionate number of the allocated shares for which no instructions are received by following the same instructions. If no instructions are provided or if this card is not received on or before May 10, 2026, shares held in the respective accounts in the VIP and the Savings Plan will be voted by the trustee in the same proportion that the other participants in the VIP and the Savings Plan direct the trustee to vote shares in the respective accounts.

(Continued, and must be signed and dated on the other side)